UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
(Amendment No.  )

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☑	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12
TARGET CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.
2026 Proxy Statement &
Notice of Annual Meeting
of Shareholders
Wednesday, June 10, 2026 at 12:00 p.m. Central Daylight Time
Online at virtualshareholdermeeting.com/TGT2026

2	TARGET CORPORATION 2026 Proxy Statement
Letter from our Lead
Independent Director
Dear Fellow Shareholders,
On behalf of Target’s Board of Directors, thank you for your investment in Target. As Target’s Lead Independent Director, I’m
energized by the changes underway to define the company’s future, fuel profitable growth and deliver value for shareholders.
Over the last several years, the Board has executed a deliberate and thoughtful CEO succession process, and we are confident that Michael Fiddelke is the right leader to guide Target into its next chapter. Michael has helped build many of the company’s core strengths through senior leadership roles spanning merchandising, finance, operations and human resources. As Chief Operating
Officer and previously Chief Financial Officer, he has helped scale Target’s stores, supply chain and digital capabilities. The Board believes Michael’s experience, institutional knowledge and ability to lead change position Target to drive sustainable growth and long-term shareholder value.
Looking ahead, Target is focused on four clear priorities designed to grow the business and strengthen the fundamentals that make this brand distinctive:
•Lead with merchandising authority by sharpening relevance through a blend of style, design and value—supported by thoughtful curation and category leadership.
•Elevate the guest experience by making shopping easier, inspiring and welcoming across stores and digital.
•Accelerate technology to delight guests and support the team, creating a shopping experience that removes friction and prioritizes personalization and joy.
•Strengthen team and communities by investing in the people at the heart of Target’s success and remaining deeply connected to the communities Target serves.
Effective oversight of this strategy requires the right mix of skills, experiences and perspectives, and Target maintains a rigorous approach to Board composition. We are pleased to welcome two new independent directors, Stephen Bratspies and John Hoke,
III, whose expertise complements and strengthens the Board’s perspective in style, design and retail operations. We also extend our appreciation to three directors who will be leaving the Board at the conclusion of this year’s annual meeting. Douglas Baker and Grace Puma have decided not to seek re-election and, in accordance with our tenure policies, Donald Knauss will retire from our Board. We thank all of them for their invaluable contributions on behalf of Target shareholders.
Let me close by inviting you to join the 2026 Annual Meeting of Shareholders on June 10. The Board and the Leadership Team
value your engagement and encourage you to review the proxy materials and vote your shares, whether or not you plan to attend.
We take seriously the responsibility you have entrusted to us, and we believe Target’s size, scale and strategy position the company to build durable competitive advantages and to deliver long-term value for you.
Sincerely,
Christine A. Leahy
Lead Independent Director

TARGET CORPORATION 2026 Proxy Statement	3
Notice of meeting and proxy summary
Notice of meeting and proxy
summary
This Meeting Notice & Proxy Summary highlights information described in other parts of this 2026 Proxy Statement and does not contain all information you should consider in voting. Please read the entire 2026 Proxy Statement carefully before voting.
For the meaning of capitalized terms or acronyms used in the 2026 Proxy Statement, please see Appendix B “Commonly used or defined terms” beginning on page B-1.
To our shareholders,
You are invited to attend Target Corporation’s 2026 Annual Meeting to be held as follows:

Date and Time Wednesday, June 10, 2026 12:00 p.m. Central Daylight Time	Place virtualshareholdermeeting.com/TGT2026	Record Date April 13, 2026
Items of business

Item	Board’s Recommendation
Election of 12 directors (page 19)	FOR each Director Nominee
Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm (page 72)	FOR
Advisory approval of executive compensation (Say on Pay) (page 75)	FOR
Approval of the Amended and Restated Target Corporation 2020 Long-Term Incentive Plan (page 76)	FOR
Shareholder proposals, if properly presented at the meeting (page 84)	AGAINST
In addition, at the 2026 Annual Meeting we will conduct any other business that may properly come before the meeting. See
Question 11 of the “Questions and answers about the 2026 Annual Meeting” beginning on page 93 for more information. Following the formal business of the 2026 Annual Meeting, our Chief Executive Officer will provide prepared remarks, followed by a question and answer session.
Proxy solicitation
The Board is soliciting proxies for the 2026 Annual Meeting and any adjournment or postponement of the 2026 Annual Meeting.
Any proxy may be revoked at any time prior to its exercise at the 2026 Annual Meeting.

4	TARGET CORPORATION 2026 Proxy Statement
Notice of meeting and proxy summary
Voting
You may vote if you held shares of Target common stock as of the record date (April 13, 2026). You are able to vote your shares by providing instructions to the proxy holders who will then vote in accordance with your instructions. We urge you to read the
2026 Proxy Statement carefully and to vote in accordance with the recommendations of the Board.
Advance voting
If voting in advance of the 2026 Annual Meeting, you may do so as follows:

Method(1)	Internet	Telephone	Mail
Instruction
•Go to the website identified on
the enclosed proxy card, VIF, or
Internet Availability Notice.
•Enter the control number on the
proxy card, VIF, or Internet
Availability Notice.
•Follow the instructions on the
website.

•Call the toll-free number
identified on the enclosed proxy
card or VIF or, after viewing the
proxy materials on the website
provided in your Internet
Availability Notice, call the toll-
free number for telephone voting
identified on the website.
•Enter the control number on the
proxy card, VIF, or Internet
Availability Notice.
•Follow the recorded instructions.

•Mark your selections on the
enclosed proxy card or VIF.
•Date and sign your name exactly
as it appears on the proxy card
or VIF.
•Promptly return the proxy card
or VIF in the enclosed postage-
paid envelope so the proxy card
or VIF is received before the
deadline.

Deadline	•Registered Shareholders or Beneficial Owners — 11:59 p.m. Eastern Daylight Time on June 9, 2026. •Participants in the Target 401(k) Plan — 6:00 a.m. Eastern Daylight Time on June 8, 2026.
(1)Internet and Telephone voting is available 24 hours a day, seven days a week up to the applicable deadline. If you are a
Beneficial Owner holding shares outside of the Target 401(k) Plan, you may only vote by Internet and Telephone if your broker, trustee, bank, or nominee makes those methods available to you. If you did not receive a proxy card or VIF and would like to vote by mail, you must request a physical copy of the proxy materials, which will include a proxy card or VIF, by visiting www.proxyvote.com, dialing 1-800-579-1639, or emailing sendmaterial@proxyvote.com. If requesting a physical copy of the proxy materials, please be prepared to provide your control number, which can be found in your Internet Availability
Notice.
Attending and voting at the 2026 Annual Meeting
To attend, vote, and submit questions during the 2026 Annual Meeting you must visit virtualshareholdermeeting.com/TGT2026 and enter the 16-digit control number found on your proxy card, VIF, or Internet Availability Notice, as applicable. Shares held within the Target 401(k) Plan may only be voted by the trustee pursuant to voting instructions received in advance of the 2026 Annual
Meeting, and may not be voted by a participant at the 2026 Annual Meeting.
Important: To attend the 2026 Annual Meeting you must have the 16-digit control number found on your proxy card, VIF, or
Internet Availability Notice, as applicable.
Questions and answers about the 2026 Annual Meeting
We encourage you to review the “Questions and answers about the 2026 Annual Meeting” beginning on page 93 for answers to common questions about the meeting, proxy materials, voting, and other related topics.
Thank you for your continued support.
Sincerely,

David L. Donlin

Corporate Secretary	Approximate Date of Mailing of Proxy Materials or Internet Availability Notice: April 27, 2026
 Your vote is important. Thank you for voting.

TARGET CORPORATION 2026 Proxy Statement	5

6	TARGET CORPORATION 2026 Proxy Statement

General information about
corporate governance and the
Board
Corporate governance highlights
Our core corporate governance practices are listed in the following table. In addition, we regularly evaluate our practices against prevailing best practices and emerging and evolving topics identified through shareholder outreach, current literature, and corporate governance organizations.

Practice	Description	Page(s)
Accountability to shareholders
Board evaluations and refreshment
The Board regularly evaluates its performance in a variety of ways. Those evaluations, changes in business strategy and operations, and anticipated director retirements are considered by the Governance & Sustainability Committee in determining desired skills for future Board members to supplement the general Board membership criteria in our
Corporate Governance Guidelines.
		20-24
Annual elections	All directors are elected annually, which reinforces our Board’s accountability to shareholders.	19
Majority voting standard	Our Articles of Incorporation require a “majority voting” standard in uncontested director elections—each director must receive more votes “For” their election than votes “Against” in order to be elected.	19
Director resignation policy	An incumbent director that does not meet the majority voting standard must promptly offer to resign. The Governance & Sustainability Committee will make a recommendation and the Board must act on the offer within 90 days and publicly disclose its decision and rationale.	19
Proxy access	Any shareholder or group of up to 20 shareholders owning 3% or more of Target common stock continuously for at least the previous three years may nominate and include in our proxy materials director nominees totaling up to the greater of 20% of the Board or at least two directors.	98
No poison pill	We do not have a poison pill.
10% special meeting threshold	Shareholders owning 10% or more of Target’s outstanding stock have the right to call a special meeting of shareholders.
Shareholder voting rights are proportionate to economic interests
Single voting class	Target common stock is the only class of voting shares outstanding.	93
One share, one vote	Each share of Target common stock is entitled to one vote.	93
Responsiveness to shareholders
Strong shareholder engagement program	We regularly engage with our shareholders, both large and small, on a variety of topics related to our business. As part of its shareholder engagement process, the Board seeks to understand the reasons for, and respond to, significant shareholder opposition to management proposals, as applicable.	18
Responses to shareholder proposals	The Board responds to shareholder proposals that receive significant support by either making the proposed changes or explaining why the actions were not taken through the shareholder engagement process, proxy statement disclosure, or other means.	71
Availability of independent directors	Target’s Lead Independent Director is expected to be available for direct communication with major shareholders, as appropriate.	9, 18

TARGET CORPORATION 2026 Proxy Statement	7

General information about corporate governance and the Board

Practice	Description	Page(s)
Strong, independent leadership
Independence
A majority of our directors must be independent. Currently, all of our directors other than our CEO and our Executive Chair of the Board are independent, and all of our
Committees consist exclusively of independent directors.
		12, 17
Lead Independent Director	Whenever our Chair of the Board is not independent, our Bylaws and Corporate Governance Guidelines require a Lead Independent Director position with robust responsibilities to provide independent oversight of our CEO and Leadership Team.	9
Annual elections for Lead Independent Director and Chair	Both the Lead Independent Director and the Chair of the Board are elected annually by the independent directors, which ensures that the leadership structure is reviewed at least annually.	9
Committee membership and leadership rotations
The Governance & Sustainability Committee reviews and recommends Committee membership. The Board rotates Committee assignments periodically and seeks to rotate the Lead Independent Director position and Committee Chair assignments every four to six years.
		9-11
Structures and practices enhance Board effectiveness
Composition	The composition of our Board represents broad perspectives, experiences, expertise, and knowledge relevant to our business.	19, 24
Director tenure policies	Our director tenure policies include mandatory retirement at age 75 and a term limit of 15 consecutive years. These policies encourage Board refreshment and provide additional opportunities to maintain a balanced mix of perspectives and experiences.	21
Director maximum outside boards policy	Any director serving as a CEO of a public company is expected to serve on no more than two public company boards (including our Board), and other directors are expected to serve on no more than four public company boards (including our Board).	22
Director onboarding and continuing education	To enhance and expand the Board’s knowledge of the retail industry and topics relevant to its oversight responsibilities, we provide an extensive new director onboarding session. We also encourage our directors to participate in external continuing director education programs.	22
Strategy and risk oversight	We disclose how strategy and risk oversight is exercised at the Board level and how risk oversight responsibilities are allocated among the Board and its Committees.	14-16
Management development and succession planning	Our Board regularly reviews senior management development and succession planning, with more in-depth reviews regularly conducted by the Compensation & Human Capital Management Committee.	16
Sustainability — resiliency in our business model	We disclose how oversight responsibility for resiliency in our business model and related risks is allocated among the Board, its Committees, and management.	16
Information security, cybersecurity, and data privacy	We disclose how oversight responsibility related to information security, cybersecurity, and data privacy is allocated among the Board and its Committees, and provide information about our program and practices.	16
Executive compensation incentive structures are aligned with long-term strategy
Performance linked to long-term strategy drives incentive awards	The Compensation & Human Capital Management Committee has identified short- and long-term performance goals that align with Target’s strategy and has incorporated those goals into executive compensation plans to serve as drivers of incentive awards.	41
Communicating executive compensation to shareholders	The CD&A explains how performance goals drive our executive compensation plans and connect to Target’s long-term strategy.	37-57
Follow leading compensation practices	See “Target’s executive compensation practices.”	53

8	TARGET CORPORATION 2026 Proxy Statement

General information about corporate governance and the Board
Our directors

Name	Age	Director since	Current or notable prior company	Title	Independent	Public boards (including Target)

David P. Abney	70	2021	United Parcel Service, Inc.	Former Chairman & CEO	Yes	3
Douglas M. Baker, Jr.(1)	67	2013	E2SG Partners, LP / Ecolab Inc.	Founding Partner / Former Chairman & CEO	Yes	2
George S. Barrett	71	2018	The Overtone Group L.L.C. / Cardinal Health, Inc.	Founder / Former Chairman & CEO	Yes	1
Gail K. Boudreaux	65	2021	Elevance Health, Inc.	President & CEO	Yes	2
Stephen B. Bratspies	58	2026	HanesBrands Inc.	Former CEO	Yes	2
Brian C. Cornell	67	2014	Target Corporation	Executive Chair of the Board	No	2
Robert L. Edwards	70	2015	Safeway Inc.	Former President & CEO	Yes	1
Michael J. Fiddelke	50	2026	Target Corporation	CEO	No	1
John R. Hoke III	61	2026	NIKE, Inc.	Former Chief Innovation Officer	Yes	2
Donald R. Knauss(1)	75	2015	The Clorox Company	Former Chairman & CEO	Yes	2
Christine A. Leahy	61	2021	CDW Corporation	Chair, President & CEO	Yes	2
Monica C. Lozano	69	2016	ImpreMedia, LLC	Former Chair & CEO	Yes	3
Grace Puma(1)	63	2022	PepsiCo, Inc.	Former Executive Vice President, Chief Operations Officer	Yes	3
Derica W. Rice	61	2020(2)	CVS Health Corporation / CVS Caremark	Former Executive Vice President / Former President	Yes	4
Dmitri L. Stockton	62	2018	General Electric Company	Former Senior Vice President & Special Advisor to the Chairman	Yes	3
(1)Mr. Baker and Ms. Puma have decided not to seek re-election and will leave the Board when their current terms end at the
2026 Annual Meeting. In accordance with our tenure policies, Mr. Knauss will not stand for re-election and will leave the
Board when his current term ends at the 2026 Annual Meeting.
(2)Mr. Rice previously served on our Board from September 2007 to January 2018.

TARGET CORPORATION 2026 Proxy Statement	9

General information about corporate governance and the Board
Board leadership structure
The Board chooses to maintain flexibility on whether the roles of Chair of the Board and CEO are combined or separate, depending on which leadership structure best serves the evolving interests of Target and our shareholders. During Fiscal 2025, we had a combined Chair of the Board and CEO leadership structure, with Mr. Cornell serving in both positions. Effective February 1,
2026, the Board separated the position of Chair of the Board from the position of CEO. Mr. Fiddelke assumed the role of CEO and was appointed to our Board of Directors, and Mr. Cornell continued as Chair of the Board in an Executive Chair capacity.
The Board believes that separating the roles of Chair of the Board and CEO is appropriate given the company’s immediate strategic and operational priorities. These positions have distinct roles and responsibilities, as outlined in further detail below. The separated structure allows Mr. Fiddelke to focus on the business, including implementation of key initiatives, during the initial phase of his CEO tenure, while Mr. Cornell’s service as Executive Chair allows the Board to continue to leverage his in-depth knowledge of our business and industry during this transitional phase. Under our Corporate Governance Guidelines, no former
CEO is to serve on the Board for an extended time, with such timeframe to be determined by the Board based on individual circumstances. The Board has not adopted any new policies about its leadership structure.

	Responsibilities:	Appointment:

•Meeting agendas. Prepares agendas for Board meetings for review and approval by the Chair and the Lead Independent Director.
•Board updates. Provides updates on our performance and key business developments. Keeps the Board informed between meetings with interim communications.
•Board recruitment. Consults with the Chair of the Governance &
Sustainability Committee on new Board member recruiting.
•Company strategy and operations. Develops our company’s strategic vision for the Board’s review and leads strategy execution. Manages business operations. Anticipates and mitigates risk.
•Team management. Manages our Leadership Team and assesses their performance. Recommends Leadership Team compensation for approval by the Compensation & Human Capital Committee. Responsible for
management’s professional development and succession planning.
•Principal company spokesperson. Serves as the voice of our company in all team communications. Represents our company in shareholder interactions, during analyst presentations, and with key stakeholders and external audiences.
Appointed by and reports to the Board and may be removed at any time by the Board.
Michael J. Fiddelke
Chief Executive Officer (Since February 1, 2026)

	Responsibilities:	Annual election:

•Chair meetings. Presides at meetings of the Board as well as the annual meeting of shareholders. Organizes the work of the Board.
•Meeting preparation. Reviews, discusses, and approves meeting schedules and agendas, subject to review by the Lead Independent
Director.
•Board and management communications. Fosters open dialogue.
Advises CEO on communications and updates to the Board between meetings.
•Advice and counsel. At the request of the CEO, advises on strategy development, operations and risks, and succession planning. Consults with the Governance & Sustainability Committee, the Lead Independent
Director, and the CEO on director recruitment.
•Evaluation participation. Provides input for CEO evaluation and, as requested by the Lead Independent Director, participates in such evaluation.
Elected annually by the independent directors. Service length: Under our Corporate Governance Guidelines, a former CEO should not serve on the Board for an extended time.
Brian C. Cornell
Executive Chair of the Board (Since February 1, 2026)
To further supplement this structure and provide independent oversight of our company, our Bylaws and Corporate Governance
Guidelines require that the Board appoint a Lead Independent Director if the Chair of the Board is not independent, as is currently the case. The Lead Independent Director position complements the Chair of the Board’s role, providing leadership for the independent directors and ensuring the independent directors have the necessary information and opportunities to fulfill their oversight responsibilities.
The independent directors re-elected Ms. Leahy, who has served as Lead Independent Director since January 2025, to continue in this role. As with other board leadership positions, the Lead Independent Director role is rotated on a regular basis. The Lead

10	TARGET CORPORATION 2026 Proxy Statement

General information about corporate governance and the Board
Independent Director’s defined roles and responsibilities, as detailed below, coupled with leadership of each Board Committee by an independent director, ensures the independent directors have the ability to devote Board attention to any matter they deem appropriate at any time without interference from management, including the Chair of the Board and the CEO.

	Robust responsibilities:	Annual election:

•Convene meetings. Has the authority to convene meetings of the Board or independent directors at any time.
•Preside at certain meetings. Presides at all meetings of the Board at which the Chair of the Board is not present, including executive sessions of independent directors at each regular meeting.
•CEO performance review. Oversees the annual performance review of the CEO, with input from the other independent directors and, upon request of the Lead Independent Director, the Chair of the Board.
•Director liaison. Represents the perspectives of the independent directors and provides feedback to the Chair of the Board and CEO.
•Meeting schedules, agendas, and information. Reviews and approves meeting schedules, agendas, and information furnished to the Board to ensure that the Board has adequate time and information for discussion.
•Shareholder engagement. Engages in consultation and direct
communication with major shareholders, as appropriate.
•Independent director expectations. Coordinates with the CEO to establish expectations for independent directors to consistently monitor
Target’s operations and those of our competitors.
•Composition and director succession planning. Consults with the
Chair of the Board and the Governance & Sustainability Committee
regarding Board and Committee composition, Committee Chair
selection, the annual performance review of the Board and its
Committees, and director succession planning.
Elected annually by the independent directors. Service length: As a guideline, the Lead Independent Director should serve in that capacity for no more than four to six years.
Christine A. Leahy
Lead Independent Director (Since 2025)
Our Corporate Governance Guidelines require that both the Chair of the Board and Lead Independent Director be elected annually by the independent directors. The Board reevaluates its leadership structure at least annually as part of the Board evaluation process described under “Board and Committee evaluations” on page 20. The Board is committed to continuing to seek shareholder feedback on its approach as part of its ongoing shareholder outreach efforts and will continue to reassess its Board leadership structure on a regular basis.

TARGET CORPORATION 2026 Proxy Statement	11

General information about corporate governance and the Board
Board and shareholder meeting attendance
The Board met seven times during Fiscal 2025. All directors attended at least 94% of the aggregate total of meetings of the Board and Committees on which the director served during the last fiscal year.
All twelve members of the Board at the time of our 2025 Annual Meeting were in attendance. The Board has a policy requiring all directors to attend all annual meetings of shareholders, absent extraordinary circumstances.
Committees
Membership

Name	Audit & Risk	Compensation & Human Capital Management	Governance & Sustainability	Infrastructure & Finance
David P. Abney(1)	●			●
Douglas M. Baker, Jr.		●	●
George S. Barrett		●	C
Gail K. Boudreaux		●	●
Stephen B. Bratspies	●			●
Robert L. Edwards	●			●
John R. Hoke III		●	●
Donald R. Knauss		●		C
Christine A. Leahy		●	●
Monica C. Lozano		C	●
Grace Puma	●			●
Derica W. Rice	●			●
Dmitri L. Stockton	C		●
Meetings held in Fiscal 2025	8	5	5	5
C = Chair                                ● = Member
(1)Mr. Abney was chosen to succeed Mr. Knauss as Chair of the Infrastructure & Finance Committee, effective June 2026. Mr.
Knauss will continue serving as a member of the Infrastructure & Finance Committee until the end of his current term at the
2026 Annual Meeting.
Determining composition and leadership
The Governance & Sustainability Committee is responsible for reviewing and recommending Committee membership. The Board rotates Committee assignments periodically. The following considerations provide the framework for determining Committee composition and leadership:
•the guideline for rotating Committee Chair assignments is four to six years of service;
•the Board seeks to have each independent director serve on two Committees;
•the Board considers a number of factors in deciding Committee composition, including individual director experience and qualifications, prior Committee experience, and increased time commitments for directors serving as a Committee Chair or Lead
Independent Director; and
•the Corporate Governance Guidelines provide that if we have designated a Lead Independent Director that person also serves as a member of the Governance & Sustainability Committee.

12	TARGET CORPORATION 2026 Proxy Statement

General information about corporate governance and the Board
Information about our Committees
All members of each Committee are independent directors. Each Committee operates under a written charter, a current copy of which is available on Target’s website, as described in Question 16 “How may I access or receive the proxy materials, other periodic filings, key corporate governance documents, and other information?” on page 97. In fulfilling the oversight and other responsibilities delegated by the Board, each Committee:
•provides the Board with regular reports of its activities;
•has the sole authority to retain or terminate its consultants and other advisors;
•receives appropriate funding to pay for necessary resources and administrative expenses; and
•annually evaluates its performance.

Audit & Risk Committee	Oversight and other responsibilities

•Accounting and financial reporting. Accounting and financial reporting process, including the integrity of our financial statements and internal controls.
•Independent auditor. Independent auditor engagement, qualifications, and independence.
•Internal audit. Internal audit’s function, results, and assessment of our risk management processes.
•Tax matters. Positions with respect to income and other tax obligations.
•Committee report. “Report of the Audit & Risk Committee” on page 74, describing the Audit &
Risk Committee’s duties and activities.
•Policy oversight. Policies and procedures related to oversight areas (including auditor independence matters, accounting and auditing complaints, and related party transactions).
•Compliance and ethics. Compliance and ethics programs, monitoring, investigations, and remediation efforts, including reports of potential misconduct.
•Enterprise risk management. Enterprise risk management programs, principal business and operational risks (including vendor risk management, cybersecurity and information security, data privacy, product and food safety, and business continuity and disaster recovery), and coordination of risk oversight with the Board and other Committees.
•Supply chain corporate responsibility matters. Management’s efforts to instill responsible practices within Target’s supply chain in support of Target’s business.

Committee members Mr. Stockton (Chair) Mr. Abney Mr. Bratspies Mr. Edwards Ms. Puma Mr. Rice Number of meetings during Fiscal 2025 8
The Board has determined that all members of the Audit & Risk Committee satisfy the applicable audit committee independence requirements of the NYSE and the SEC.
The Board has also determined that Mr. Stockton, Mr. Abney, Mr. Bratspies, Mr. Edwards, and Mr. Rice have acquired the attributes necessary to qualify them as “audit committee financial experts” as defined by applicable SEC rules. The determination for each of Mr. Abney, Mr. Bratspies, Mr. Edwards, and Mr. Rice was based on experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor, or actively supervising a person holding one of those positions. For Mr. Stockton, the determination was based on his financial oversight experiences with General Electric Company.
The Board also determined that Mr. Rice’s simultaneous service on the audit committees of four public companies will not impair his ability to effectively serve on the Audit & Risk Committee.

TARGET CORPORATION 2026 Proxy Statement	13

General information about corporate governance and the Board

Compensation & Human Capital Management Committee	Oversight and other responsibilities
•Executive compensation program. Compensation philosophy, selection, and relative weightings of different compensation elements to balance risk, reward, and retention objectives, and the alignment of incentive compensation performance measures with our strategy.
•CEO compensation. Goals, objectives, elements, and value for the CEO’s compensation, in consultation with independent members of the Board.
•Other Leadership Team compensation. Compensation elements and value for all other members of our Leadership Team, including our Non-CEO NEOs.
•Management development and succession planning. Senior management development, evaluation, and succession planning, including CEO succession planning.
•Board compensation. Compensation provided to non-employee members of the Board.
•Committee report. “Compensation & Human Capital Management Committee Report”
on page 37.
•Compensation risk management. Risks associated with our compensation policies, practices, and incentives, and whether those policies and practices create material risks for Target.
•Human capital management. Human capital matters with respect to our workforce, including broad-based compensation and benefits, culture, and Team Member engagement, growth, and development.

Committee members Ms. Lozano (Chair) Mr. Baker Mr. Barrett Ms. Boudreaux Mr. Hoke Mr. Knauss Ms. Leahy Number of meetings during Fiscal 2025 5
The Board has determined that all members of the Compensation & Human Capital Management Committee satisfy the applicable compensation committee independence requirements of the NYSE and the SEC.

Governance & Sustainability Committee	Oversight and other responsibilities
•Corporate governance. Corporate governance structure and practices.
•Director succession planning. Director succession planning reviews and identification, screening, and recruitment of individuals qualified to become Board members.
•Board and Committee composition and leadership. Recommendations, in consultation with the Lead Independent Director, on overall composition of the Board and its Committees, and the selection of the Committee Chairs and the Lead Independent Director.
•Board and Committee evaluations. Annual performance review of the Board and its
Committees in consultation with the Lead Independent Director.
•Sustainability matters. Overall approach to resiliency in our business model, philanthropy and community engagement, and social and political issues and risks from across the political spectrum not allocated to other Committees.
•Public policy advocacy and political activities. Our policies and practices regarding public policy advocacy and political activities.

Committee members Mr. Barrett (Chair) Mr. Baker Ms. Boudreaux Mr. Hoke Ms. Leahy Ms. Lozano Mr. Stockton Number of meetings during Fiscal 2025 5

14	TARGET CORPORATION 2026 Proxy Statement

General information about corporate governance and the Board

Infrastructure & Finance Committee	Oversight and other responsibilities
•Investment activity. Investment activity, including aligning investments with our strategy, and evaluating the effectiveness of investment decisions.
•Infrastructure resources. Management’s resource allocation plans regarding infrastructure requirements.
•Significant transactions. Management’s plans and strategies for significant transactions within the strategic framework reviewed by the Board, including level of investment, sources of financing, expected returns, and post-acquisition integration and performance of acquired businesses.
•Financial matters. Financial policies and financial condition, including our liquidity position, funding requirements, ability to access the capital markets, interest rate exposures, and policies regarding return of cash to shareholders.
•Financial risk management. Financial risk assessment process, management activities, and strategies, and use of third-party insurance and self-insurance strategies.

Committee members Mr. Knauss (Chair) Mr. Abney Mr. Bratspies Mr. Edwards Ms. Puma Mr. Rice Number of meetings during Fiscal 2025 5
Core functions of the Board
The Board is responsible for overseeing Target’s business and affairs, which covers a wide range of activities that support Target’s purpose to help all families discover the joy of everyday life. To provide you with a better understanding of how our Board meets that responsibility, this section discusses some core functions our Board performs and how those functions oversee, support, and relate to management’s roles and responsibilities.
Strategy oversight
Target’s strategy is grounded in our purpose to help all
families discover the joy of everyday life and our ambition to be the most delightful experience in retail. We differentiate through design, style, and value, and a curated multi-category assortment delivered across stores and digital channels.
Our strategy is centered on four priorities.
•Lead with Merchandising Authority. Curating design-led,
trend-right assortments that combine quality, newness, and
value. We focus on categories and brands where we can
offer a distinctive and relevant experience for our guests.
•Elevate the Guest Experience. Elevating the guest
experience by making shopping easy, inspiring, and friendly.
Our stores remain central to this strategy as
destination‑worthy environments and fulfillment hubs,
complemented by digital channels that support discovery,
inspiration, and flexibility.
•Accelerate Technology to Enable Our Team and Delight
Our Guests. Advancing technology, data and operational
capabilities that enable personalization, improve execution, and support scalable growth.
•Strengthen Our Team and Communities. Developing a
future-ready workforce through skills, leadership, and tools that amplify human performance. We are also dedicated to
working with communities and partners to make life better
everywhere we do business, including continuation of our
long history of financial giving and volunteering.
Through this strategy, we seek to strengthen relevance,
deepen engagement, and deliver strong long-term financial
performance.
The Board has an important role in overseeing the
development, periodic review, and ongoing monitoring of our
strategy. With a strong overall strategy in place, the Board and its Committees are focused on overseeing strategy execution
by:
•ensuring that Target has a high-performing Leadership
Team and appropriate resources to carry out the strategy;
and
•confirming that the primary risks to successfully executing our strategy are appropriately identified and managed.
To support its strategy oversight role, at each regular meeting the Board receives updates about our financial and strategic performance, including the development and monitoring of
specific initiatives and their overall alignment with our strategy.

TARGET CORPORATION 2026 Proxy Statement	15

General information about corporate governance and the Board
Risk oversight
Oversight of the various risks we face in implementing our strategy is an integral and continuous part of the Board’s oversight of our business. The Board, each Committee, and management have specific roles and responsibilities with respect to those risks.
The Board and its Committees
The Board provides oversight of overall risks and seeks to
ensure that our Leadership Team has processes in place to
appropriately manage risk. Strategic risks are emphasized
within that overall risk oversight responsibility because they are an integral and ongoing part of the Board’s oversight of our business. For example, our principal strategic risks are reviewed as part of the Board’s regular discussion and
consideration of our strategy. Similarly, at every meeting the
Board reviews the principal factors influencing our operating results, including the competitive environment, and discusses with our Leadership Team the major events, activities, and
challenges affecting Target.
The Audit & Risk Committee oversees our enterprise risk
management program and periodically reviews our approach
to risk identification, assessment, and mitigation strategies with the Board to facilitate coordination with the activities of the Board and other Committees. Management updates the
Audit & Risk Committee on risks to the business, as well as the process for monitoring and mitigating risks, when applicable.
The Audit & Risk Committee also regularly receives updates on key risk areas from other members of our Leadership Team
(and certain members of their teams with primary responsibility for managing those risk areas), and regularly reviews legal and regulatory risk, compliance, and ethics matters.
Under our existing Board leadership structure, the Lead
Independent Director plays an important role in supporting the
Board’s oversight of risks by reviewing and approving meeting schedules, agendas, and information furnished to the Board.
The Committee Chairs do the same for their respective
Committees. The general risk oversight functions among the
Board and its Committees are provided below. For more detail on the specific oversight and responsibilities of each
Committee, see pages 12-14.

Board of Directors(1)

•Business strategy •CEO succession •Crisis management and response •Organizational team health		•Reputation management •Top enterprise risks

Audit & Risk Committee	Compensation & Human Capital Management Committee	Governance & Sustainability Committee	Infrastructure & Finance Committee
•Accounting and financial
reporting
•Compliance and ethics
•Enterprise risk management
•Cybersecurity and
information security
•Principal business and
operational risks
•Supply chain corporate
responsibility matters
	•Executive compensation program •Management development and succession •Workforce human capital management	•Board succession •Governance structure and practices •Sustainability practices •Public policy advocacy and political activities	•Capital expenditures •Financial matters •Infrastructure needs •Major expense commitments
(1)As part of its overall oversight role, the Board addresses certain aspects of matters that are primarily overseen by its
Committees.
Management
The primary responsibility for the identification, assessment, and management of the various risks that we face belongs
with our Leadership Team and other members of
management.
Our CEO and his direct reports regularly discuss the
assessment and management of risks facing the business. The
Leadership Team and, when appropriate, the Board and its
Committees, are kept informed of the status of key risks facing the business through regular updates from the legal,

16	TARGET CORPORATION 2026 Proxy Statement

General information about corporate governance and the Board compliance, and risk teams. Furthermore, our legal,
compliance, and risk teams provide regular updates to
management, the Board and its Committees, on legal and
regulatory risk, compliance, and ethics matters.
Our risk management capabilities are intended to increase the likelihood of desired business outcomes. The different risk-
related roles and responsibilities, which are aligned and
coordinated using a common framework, are fulfilled by
different business functions as follows:
•Business teams. Define business objectives and desired
outcomes. Execute, oversee, and monitor day-to-day
business activities and risks, leveraging risk and compliance tools and support as appropriate.
•Risk and compliance teams. Partner with business teams
to identify, assess, prioritize, treat, and monitor top
enterprise risks. Develop, help implement, monitor, and
evaluate processes, as appropriate, to enable business
teams’ oversight and day-to-day risk management.
•Internal audit. Directly overseen by the Audit & Risk
Committee. Provide independent assurance and risk
insights to instill confidence in Target’s programs and
processes and evaluate whether those programs and
processes will sustainably achieve intended outcomes.
Management development and succession planning
The primary responsibilities of the Board include conducting a robust and thorough CEO succession planning process and ensuring that Target has a high-performing Leadership Team. To meet that goal, the Board, the Compensation & Human Capital
Management Committee, and management share responsibility for management development and succession planning:

Responsible party	Oversight area for management development and succession planning
Board
Oversight of these topics as part of its overall oversight role, including regular meetings to discuss and advance CEO succession and transition planning, and reviews of management development and talent planning to maximize the pool of internal candidates who can assume top management positions without undue interruption.

Compensation & Human Capital Management Committee
Primary responsibility for organizational talent and development and management succession planning, including regular reviews of executive performance, potential, and succession planning with a deeper focus than the full Board review, emphasizing career development for high-potential members of management.

Management
The Chief Human Resources Officer, who is a member of our Leadership Team, and senior
Human Resources leaders work with functional leaders across Target in developing and implementing programs to attract, assess, and develop management-level talent for possible future senior leadership positions, including those on our Leadership Team.

Sustainability and governance matters
Our sustainability and governance strategy is grounded in
driving resiliency and growth for our business, and creating value for our shareholders. As we analyze which matters to
prioritize and evaluate as part of our sustainability strategy, we engage with a broad and ever-changing group of stakeholders, including our shareholders, guests, Team Members, and
vendors. The Board, the Governance & Sustainability
Committee, and management share responsibility for oversight of our sustainability practices and related risks.
At the management level, our sustainability matters are led and coordinated by our Vice President, Enterprise Sustainability,
who reports to a member of our Leadership Team and
regularly engages with the Governance & Sustainability
Committee and provides relevant information to the full Board.
In our annual Sustainability and Governance Report we
provide extensive information on different sustainability
matters and include appendices that organize and report the
information according to the most widely used reporting
standards and frameworks.
More information about our enterprise sustainability strategy and our most recent report can be found on our website at
corporate.target.com/sustainability-governance/governance-
and-reporting/reporting-progress.
Information security, cybersecurity, and data privacy
Securing company systems, business information, and
personal information of our guests, Team Members, vendors,
and other third parties is important to us. We have systems in place to:
•safely receive, protect, and store that information;
•collect, use, and share that information appropriately; and
•detect, contain, and respond to information security,
cybersecurity, and data privacy incidents.

TARGET CORPORATION 2026 Proxy Statement	17

General information about corporate governance and the Board
While everyone at Target plays a part in information security, cybersecurity, and data privacy, oversight responsibility is provided by the Audit & Risk Committee. For additional
information regarding our cybersecurity risk management,
strategy, and governance and a related description of our
information security and data privacy practices, see Part I,
Item 1C, Cybersecurity of our 2025 Annual Report.
Director independence
The Board believes that a majority of its members should be
independent directors. The Board annually reviews all
relationships that directors have with Target to affirmatively determine whether the directors are independent. If a director has a material relationship with Target, that director is not independent. The listing standards of the NYSE also detail
certain relationships that, if present, preclude a finding of independence. The Board affirmatively determined that all
non-employee directors are independent. Mr. Cornell and Mr.
Fiddelke are employed by Target and therefore are not
independent.
In conjunction with this year’s independence determination,
the Board specifically considered that Ms. Leahy serves as
President & Chief Executive Officer of CDW Corporation, from which we purchased supplies, merchandise, equipment,
software, servicing, repairs, and maintenance, and concluded that this transaction did not impact her independence.
The transaction listed in this “Director independence” section involved amounts that represented an immaterial percentage
of our, and the other entity’s, revenues, and were well below the amounts that would preclude a finding of independence
under the NYSE listing standards. In addition, transactions
listed in this “Director independence” section are not related-
party transactions because none of the directors have a direct or indirect material interest in the listed transactions.
Policy on transactions with related persons
The Board has adopted a written policy requiring that any
transaction: (a) involving Target, (b) in which one of our
directors, nominees for director, executive officers, or greater than five percent shareholders, or their immediate family
members, have a direct or indirect material interest, and (c)
where the amount involved exceeds $120,000 in any fiscal
year, be approved by a majority of independent directors of
the full Board or by a designated Committee. The Board has
designated the Audit & Risk Committee as having
responsibility for reviewing and approving all such transactions except those dealing with compensation of executive officers and directors, or their immediate family members, in which
case it will be reviewed and approved by the Compensation &
Human Capital Management Committee.
In determining whether to approve any such transaction, the
independent directors or relevant Committee must consider, in addition to other factors deemed appropriate, the material
facts of the transaction and whether the transaction is on
terms no less favorable to Target than those involving
unrelated parties. The Audit & Risk Committee must prohibit
any transaction it determines to be inconsistent with the
interests of Target and its shareholders. No director may
participate in any review or approval of any transaction if the director, or the director’s immediate family member, is a party to the transaction.
The Audit & Risk Committee approved one related party
transaction in accordance with this policy during Fiscal 2025.
Donald Knauss, a non-employee director, has a son who is
employed as a sales representative by a supplier from which
Target purchases wholesale merchandise. Mr. Knauss’s son
represented the supplier in its relationship with Target
Corporation during Fiscal 2025. We purchased approximately
$15 million of merchandise from the supplier in Fiscal 2025, which represented less than 0.02% of our annual revenues.
Target’s decisions regarding purchases of merchandise from
its suppliers are made by Team Members in the merchandising
departments and no member of the Board has any input or
involvement in such decisions. The transaction involving Mr.
Knauss’s son did not affect Mr. Knauss’s independence and
the Board affirmatively determined that Mr. Knauss is
independent.
Business ethics and conduct
We are committed to conducting business ethically and
lawfully. All of our directors and executive officers, like all
Team Members, are required to act with honesty and integrity.
Our Code of Ethics, which applies to all Team Members,
including our executive officers and Chief Accounting Officer &
Controller, establishes expectations to guide ethical decision-
making, including putting ethics into action, working together, maintaining trust, conducting business fairly, and safeguarding what’s ours. Included within those topics is how we address
conflicts of interest, fair dealing, required information
disclosures and compliance with laws, rules and regulations, and prompt reporting. Our Code of Ethics also describes the
means by which any Team Member can provide an
anonymous report of an actual or apparent violation of our
Code of Ethics.
Similarly, our directors are subject to a separate Code of
Ethics contained within our Corporate Governance Guidelines, which is tailored to the unique role fulfilled by members of the
Board and addresses conflicts of interest, corporate
opportunities, maintaining confidentiality, compliance with
laws, fair dealing, and compliance procedures.

18	TARGET CORPORATION 2026 Proxy Statement

General information about corporate governance and the Board
Our Code of Ethics applicable to all Team Members and our
Corporate Governance Guidelines containing the Code of
Ethics applicable to members of the Board are available on
Target’s website, as described in Question 16 “How may I
access or receive the proxy materials, other periodic filings, key corporate governance documents, and other information?”
on page 97. Any amendments to, or waivers of, any provision
of the applicable Code of Ethics involving our directors,
executive officers, Chief Accounting Officer & Controller, or other persons performing similar functions are disclosed on
our website at corporate.target.com/sustainability-governance/
governance-and-reporting/corporate-governance.
Shareholder engagement
We regularly engage with our shareholders, both large and
small, to understand their perspectives and priorities, and we communicate relevant feedback to appropriate internal
stakeholders for consideration. During Fiscal 2025, we
engaged with shareholders collectively owning over 30% of
our outstanding shares and involved our Lead Independent
Director and Chair of the Compensation & Human Capital
Management Committee in conversations as appropriate. The
principal topics of engagement since our 2025 Annual Meeting included:
•CEO and leadership succession planning;
•Board leadership structure;
•Board refreshment and director skills;
•Team Member and community engagement;
•brand and reputation management;
•new strategic priorities;
•our sustainability strategy, including how it drives our
business strategy and purpose; and
•our executive compensation program.
While we benefit from an ongoing dialogue with many of our
shareholders, we recognize that we have not communicated
directly with all of our shareholders. If you would like to engage with us, please send correspondence to Target Corporation,
Attn: Investor Relations, 1000 Nicollet Mall, TPN-1320,
Minneapolis, Minnesota 55403 or email
investorrelations@target.com.

TARGET CORPORATION 2026 Proxy Statement	19

Item one  Election of directors

Item of business	Board recommendation	Voting approval standard

Election of 12 director nominees named in the 2026 Proxy Statement.	The Board recommends that shareholders vote FOR each director nominee.	More votes “For” than “Against.” Abstentions and broker non-votes have no effect in calculating the required vote.
For additional details about the Board recommendation and voting standards, please see Question 10 “What items are being voted upon, how does the Board recommend that I vote, and what are the standards for determining whether any item has been approved?” on page 95.
Election and nomination process
Governance principles
Our election process is backed by sound corporate
governance principles:
•all directors are elected annually;
•directors are elected under a “majority voting” standard in uncontested elections—each director must receive more
votes “For” his or her election than votes “Against” in order to be elected; and
•an incumbent director who is not re-elected under the
majority voting standard must promptly offer to resign. The
Governance & Sustainability Committee will make a
recommendation on the offer to the full Board, and the
Board must accept or reject the offer within 90 days and
publicly disclose its decision and rationale.
Board membership criteria and identifying candidates
Our Corporate Governance Guidelines provide general Board
membership criteria, including:
•directors are to have broad perspective, experience,
knowledge, and independent judgment, and a high degree
of interest and involvement;
•the Board as a whole should consist predominantly of
persons with strong business backgrounds that span
multiple industries; and
•the Board seeks directors who can bring different sets of
experiences and perspectives to the Board.
The Governance & Sustainability Committee is responsible for recommending to the Board any additional criteria for
selecting director candidates; identifying, screening, and
recruiting candidates; and making director nomination
recommendations to the full Board. To determine desired skills and qualifications to supplement the general Board
membership criteria, the Governance & Sustainability
Committee considers:
•changes in our business strategy or operating environment
and the future needs of the Board in light of anticipated
director retirements under our Board tenure policies; and
•input from the Board and feedback from our shareholders to
identify the backgrounds and skill sets that are desired.
The table on pages 23-24 provides the current key
characteristics of our business and desired skills for director candidates for overseeing those business characteristics.
The Governance & Sustainability Committee may engage a
third-party search firm, as appropriate, to assist the
Committee with identifying candidates using the general Board membership criteria and current desired skills described in this section. In addition, the Governance & Sustainability
Committee considers candidates who are recommended by
shareholders, other Board members, the CEO, and our
Leadership Team against those same general Board
membership criteria and desired skills.
Any shareholder who wants to recommend a candidate for the
Governance & Sustainability Committee to consider
nominating for the 2027 Annual Meeting should submit a
written request and related information to our Corporate
Secretary no later than December 31, 2026, in order to allow for sufficient time to consider the recommendation.
Shareholders may also nominate director candidates directly if they comply with our Bylaws, which are described in more
detail in Question 19 “How do I submit a proposal or nominate a director candidate for the 2027 Annual Meeting?” on
page 98.

20	TARGET CORPORATION 2026 Proxy Statement

Item one Election of directors
Board and Committee evaluations
Overview
The Governance & Sustainability Committee, in consultation
with the Lead Independent Director, annually leads an
evaluation reviewing the performance of the Board and its
Committees. The evaluation process seeks to obtain each
director’s assessment of the effectiveness of the Board, the
Committees and their leadership, Board and Committee
composition, and Board/management dynamics. As part of the
process, the Board evaluates individual director performance through survey questions that seek to obtain candid feedback about individual directors. Additionally, the Lead Independent
Director holds one-on-one conversations with each director to discuss their survey responses. This annual evaluation has
occasionally been conducted by a third-party consultant, as
appropriate. Our Corporate Secretary’s Office administered
the most recent evaluation. This annual review process is
supplemented by regular one-on-one conversations between
the Lead Independent Director and each director to obtain
informal feedback throughout the year.
Annual review process

Evaluation planning	Director surveys	One-on-one interviews	Board and Committee discussions	Annual governance review

Governance & Sustainability Committee reviews the format and process for the annual evaluation, including the questions to be addressed	Survey completed by each director about the Board (including individual director performance) and the Committees on which the director served	Lead Independent Director completes one-on-one interviews with each director to seek additional information to supplement the survey responses	The full Board and each Committee meet to discuss the results	Governance & Sustainability Committee incorporates feedback from the evaluation process as part of its annual governance review
Actions
Over the past few years, the evaluation process has contributed to different enhancements to the Board and its Committees, including:
•providing additional disclosure regarding our Board leadership structure and our policies and practices that facilitate effective, independent leadership;
•managing Board composition and refreshment, which has resulted in the addition of two new directors who contribute to a balanced tenure and a wealth of perspectives, experiences, expertise, and knowledge relevant to our business; and
•decreasing the director term limit to 15 consecutive years to promote board refreshment.

TARGET CORPORATION 2026 Proxy Statement	21

Item one Election of directors
Board refreshment and composition
Tenure policies
The Board maintains tenure policies (contained in our Corporate Governance Guidelines) to encourage regular refreshment and provide additional opportunities to add to the Board’s balanced mix of perspectives and experiences.

Term limit	Directors may not serve on the Board for more than 15 consecutive years	Mandatory retirement	Directors must retire at the end of the term in which they reach age 75
Board composition highlights
Our Board’s current composition represents a balanced approach to tenure for our independent directors, allowing the Board to benefit from the experience of longer-serving directors combined with fresh perspectives from newer directors:

By years of service(1)	Average tenure of independent directors	Average age of independent directors
	7.3 years	65.6 years
(1)Mr. Rice previously served on our Board from September 2007 to January 2018.
The Board values directors who can bring different sets of experiences and perspectives to the Board. The composition of the
Board’s current membership of 15 directors is consistent with a strong history of gender and racial/ethnic diversity on the Board.

Information about new directors
On January 21, 2026, the Board elected John R. Hoke III and Stephen B. Bratspies to the Board, effective March 1, 2026 and
April 1, 2026, respectively. Mr. Hoke and Mr. Bratspies were each identified as candidates by an independent search firm retained by the Governance & Sustainability Committee to assist with identifying, screening, and evaluating candidates for the Board. After they were identified, management reviewed their eligibility and the Governance & Sustainability Committee evaluated them using the considerations and process set forth on page 19 before recommending their election to the full Board.

22	TARGET CORPORATION 2026 Proxy Statement

Item one Election of directors
Board education, outside affiliations, and skills
Director onboarding and continuing education
To enhance and expand the Board’s knowledge of the retail
industry and topics relevant to its oversight responsibilities, we provide an extensive new director onboarding session with key executives that informs new directors about Target’s business and significant operational, financial, human capital, and risk management matters. Additionally, the Board and individual
directors periodically participate in site visits to Target stores and supply chain facilities, and they are also expected to
regularly visit our principal competitors’ stores for comparison purposes. We also encourage our directors to participate in
external continuing director education programs and provide
reimbursement of program costs.
Director outside affiliations
Our Corporate Governance Guidelines provide that any
director serving as a CEO of a public company is expected to serve on no more than two public company boards (including
our Board), and other directors are expected to serve on no
more than four public company boards (including our Board).
Pursuant to the Corporate Governance Guidelines, directors
are required to seek the consent of the Chair of the Board prior to serving on another for-profit company board of directors, whether public or private. In reviewing any such request,
consideration is given to the director’s time commitments
related to other boards and to Target, the potential for any conflicts with the director’s duties to Target, and any other factors deemed relevant.

TARGET CORPORATION 2026 Proxy Statement	23

Item one Election of directors
Independent director skills and composition matrix
The Board believes that its members’ collective backgrounds, skills, and experiences make it well-qualified to exercise
oversight responsibilities on behalf of Target’s shareholders.
The following tables describe key characteristics of our
business, desired skills for overseeing those business
characteristics, and director qualifications for possessing
those skills for each independent member of our Board
nominated for election at the 2026 Annual Meeting. As
described on page 19, the Governance & Sustainability
Committee uses the general Board membership criteria listed
in our Corporate Governance Guidelines, along with the
desired skills and qualifications listed in the following table, to identify, screen, and recruit director candidates and make
director nomination recommendations to the full Board.

Target’s business characteristics	Desired skill	Director qualifications for possessing the skill
Target is a large retailer that offers everyday essentials and on-trend, differentiated merchandise at discounted prices in stores and through digital channels.	Retail industry experience	Executive officer level experience or service on the board of directors at a large retail or consumer products company.
Target’s scale and complexity requires strong leadership
to align our team, technology, and operations across
many areas, including marketing, merchandising, design,
supply chain, fulfillment, real estate, and finance.
	Senior leadership	Experience in an executive officer level role or senior government leadership role.
Our brand and focus on style and design are the cornerstones of our strategy to offer a preferred shopping experience for our guests that differentiates us in the marketplace.	Marketing / Design / Brands
Executive officer level experience in design,
merchandising, marketing, or managing well-known
brands or the types of consumer products we sell, or
service on the board of directors of a marketing,
design-led, or consumer products company.

We have a large and global workforce, which represents one of our key resources, as well as one of our largest operating expenses.	Human capital management	Executive officer level experience managing a large or global workforce or experience on a board of directors overseeing those functions.
Leveraging our stores-as-hubs to efficiently provide an
engaging, convenient, safe, and differentiated shopping
experience for guests, whether they purchase online or
physically in-store, requires significant capital deployment, a large network of facilities and real estate, and effective resource allocation to support our business and
infrastructure needs at scale.
Capital deployment
Experience with capital deployment for business
operations, real estate transactions or property
management, or mergers and acquisitions; actively
supervising someone performing similar functions; or
service on a board of directors overseeing those
functions.

Our business involves sourcing merchandise domestically and internationally from numerous vendors and distributing it through our fulfillment network.	Global supply chain	Executive officer level experience or service on the board of directors of a company with global supply chain operations.
Maintaining and enhancing our relevancy to deepen our
engagement with guests requires the use and deployment
of digital tools and technology, including through the use
of artificial intelligence (AI), to support many aspects of our operations, including loyalty programs, merchandising,
and fulfillment.
Digital tools / Technology
Experience in digital platforms, digital media, data
analytics, or AI technologies and management;
actively supervising someone performing similar
functions; or service on the board of directors of a
digital platforms, digital media, data analytics, or
technology company.

Securing and appropriately handling the information we receive and store about our guests, Team Members, vendors, and other third parties is important to us.	Information security / Data privacy	Experience in information security, cybersecurity, or data privacy; actively supervising someone performing similar functions; or service on a board of directors overseeing those functions.
We are a large public company with a disciplined approach to financial management and accurate disclosure.	Financial management
Qualification as an “audit committee financial expert”
under applicable SEC rules; executive officer level
experience in financial management, reporting, or
planning and analysis; or experience on a board of
directors overseeing any of those finance functions.

We are subject to a variety of risks and seek to identify, assess, and manage those risks for the long-term success of our business and to meet our legal and regulatory obligations.	Risk management	Executive officer level experience in enterprise risk management; actively supervising someone performing similar functions; or service on a board of directors overseeing those functions.

24	TARGET CORPORATION 2026 Proxy Statement

Item one Election of directors

Target’s business characteristics	Desired skill	Director qualifications for possessing the skill
To be successful, we must preserve, grow, and leverage
the value of our reputation with our guests, Team
Members, vendors, and our shareholders and
appropriately respond to crisis events affecting them.
Reputation management
Experience in community relations, public service,
government affairs, corporate governance, or crisis
response; actively supervising someone performing
similar functions; or service on a board of directors
overseeing any of those functions.

We seek to identify and assess the sustainability and governance matters that will help fortify our business and drive growth and value creation for our business and our shareholders.	Sustainability and governance
Experience in strategies supporting business
resiliency matters and long-term value creation;
actively supervising someone performing similar
functions; or service on a board of directors
overseeing business resiliency matters.

Desired skill	Mr. Abney	Mr. Barrett	Ms. Boudreaux	Mr. Bratspies	Mr. Edwards	Mr. Hoke	Ms. Leahy	Ms. Lozano	Mr. Rice	Mr. Stockton
Retail industry experience				●	●	●			●
Senior leadership	●	●	●	●	●	●	●	●	●	●
Marketing / Design / Brands	●			●		●		●		●
Human capital management	●	●	●	●	●		●	●	●	●
Capital deployment	●	●	●	●	●				●	●
Global supply chain	●	●		●	●	●	●		●
Digital tools / Technology			●	●		●		●
Information security / Data privacy	●		●		●		●		●	●
Financial management	●	●	●	●	●	●	●	●	●	●
Risk management	●	●	●	●	●		●	●	●	●
Reputation management	●	●	●		●		●	●	●	●
Sustainability and governance	●	●	●	●		●	●	●	●	●

Self-identified gender
Female			●				●	●
Male	●	●		●	●	●			●	●
Self-identified race/ethnicity
White	●	●	●	●	●	●	●
Black/African American									●	●
Hispanic/Latino								●
2026 nominees for director
After considering the recommendations of the Governance &
Sustainability Committee, the Board has set the number of
directors at 12 and nominated all current directors to stand for re-election, except for Douglas M. Baker, Jr., Donald R.
Knauss, and Grace Puma, who will depart the Board when
their respective current terms conclude at the 2026 Annual
Meeting. The Board believes that each of these nominees is
qualified to serve as a director of Target and, in addition to the skills listed in the tables on pages 23-24, the specific
qualifications of each nominee that were considered by the
Board follow each nominee’s biographical description. We
believe that all nominees will be able and willing to serve if elected. However, if any nominee should become unable or
unwilling to serve for any reason, proxies may be voted for
another person nominated as a substitute by the Board, or the
Board may reduce the number of directors.

TARGET CORPORATION 2026 Proxy Statement	25

Item one Election of directors

Former Chairman & CEO, United Parcel Service, Inc.
Background
David P. Abney is the former Chairman of the Board & Chief Executive Officer of United Parcel
Service, Inc., a well-known multinational package delivery and supply chain management company, serving as Executive Chairman from June 2020 to September 2020, Chairman of the Board from
February 2016 to June 2020, and Chief Executive Officer from September 2014 to June 2020. He previously held various other leadership positions within UPS, including Chief Operating Officer,
President of United Parcel Service Airlines, and President of United Parcel Service International.
Skills and qualifications
Mr. Abney provides the Board with senior leadership, marketing / brands, human capital management, capital deployment, global supply chain, information security / data privacy, financial management, risk management, reputation management, and sustainability and governance skills developed over his more than 40 years of service with UPS in senior leadership positions with escalating levels of responsibility and as CEO where he was responsible for many of the functions requiring those skills. In addition, his service on other public company boards, including experience as a board chair, has enhanced those skills and strengthens the Board’s collective oversight capability. He also has experience with the roles and responsibilities of different board committees through current or prior service on the audit, nominating and governance, compensation, finance, and/or policy committees of other public company boards.

David P. Abney

Age 70 Director since 2021 Independent

Committees •Audit & Risk •Infrastructure & Finance

Other public company boards

	Current Freeport-McMoRan Inc. Northrop Grumman Corporation	Within past five years Macy’s, Inc.	Other past boards Allied Waste Industries, Inc. Johnson Controls International plc United Parcel Service, Inc.

Founder, The Overtone Group, L.L.C. /
Former Chairman & CEO, Cardinal Health, Inc.
Background
George S. Barrett is the Founder of The Overtone Group, L.L.C., where he advises companies and nonprofit organizations, mentors senior executives, teaches the next generation of leaders, advises on public policy, and is a frequent speaker on leadership and healthcare. He previously served as
Chairman & Chief Executive Officer of Cardinal Health, Inc., a global integrated healthcare services and products company from August 2009 until the end of 2017, when he became Executive Chairman, a position he held until November 2018. Mr. Barrett previously held a number of executive positions with global pharmaceutical manufacturer Teva Pharmaceutical Industries Ltd., including Chief Executive
Officer of its North American business and Executive Vice President for global pharmaceuticals.
Skills and qualifications
Mr. Barrett provides the Board with senior leadership, human capital management, capital deployment, global supply chain, financial management, risk management, reputation management, and sustainability and governance skills developed over his more than 30 years of service in the healthcare industry with Cardinal Health, Teva, and Alpharma Inc. During that time, he held executive leadership positions with escalating levels of responsibility, culminating in his role as Chairman and
CEO of Cardinal Health where he was responsible for many of the functions requiring those skills.
Mr. Barrett also teaches leadership at both Columbia University Mailman School of Public Health and at
NYU Stern School of Business and serves on a National Academy of Medicine Initiative on Climate and
Human Health. In addition, his service on other public company boards, including experience as a board chair, has enhanced his skills and strengthens the Board’s collective oversight capability. He also has experience with the roles and responsibilities of different board committees through current or prior service on the audit, compensation, and finance committees of other public company boards.

George S. Barrett

Age 71 Director since 2018 Independent

Committees •Governance & Sustainability (Chair) •Compensation & Human Capital Management

Other public company boards

	Current None	Within past five years Montes Archimedes Acquisition Corp.	Other past boards Cardinal Health, Inc. Eaton Corporation plc

26	TARGET CORPORATION 2026 Proxy Statement

Item one Election of directors

President & CEO, Elevance Health, Inc.
Background
Gail K. Boudreaux has served as the President & Chief Executive Officer of Elevance Health, Inc., a
leading health benefits provider, since November 2017. Ms. Boudreaux previously served as Chief
Executive Officer of GKB Global Health, LLC, a healthcare consulting company, and held executive level leadership positions at UnitedHealth Group, Inc. (and its subsidiary, UnitedHealthcare), Health
Care Services Corporation, and Aetna, Inc.
Skills and qualifications
Ms. Boudreaux provides the Board with senior leadership, human capital management, capital deployment, digital tools / data analytics, information security / data privacy, financial management, risk management, reputation management, and sustainability and governance skills developed over her more than 30 years of experience in the healthcare and insurance industry with Elevance Health,
UnitedHealth Group, Health Care Services Corporation, and Aetna. During that time, she has held executive leadership positions with escalating levels of responsibility, and in her current role as CEO of
Elevance Health she is responsible for many of the functions requiring those skills and led the transformation of Elevance Health into a digital-first healthcare company. In addition, her service on other public company boards has enhanced those skills and strengthens the Board’s collective oversight capability. She also has experience with the roles and responsibilities of different board committees through current or prior service on the audit, compensation, nominating and governance, risk management, and/or operations, nuclear, environmental, and safety committees of other public company boards.

Gail K. Boudreaux

Age 65 Director since 2021 Independent

Committees •Compensation & Human Capital Management •Governance & Sustainability
Other public company boards
	Current Elevance Health, Inc.	Within past five years Zimmer Biomet Holdings, Inc.	Other past boards Genzyme Corporation Novavax, Inc. Xcel Energy, Inc.

Former Chief Executive Officer, HanesBrands Inc.
Background
Stephen B. Bratspies most recently served as Chief Executive Officer of HanesBrands Inc., a leading global basic apparel marketer of consumer brands, from August 2020 to December 2025. Previously,
Mr. Bratspies served as Chief Merchandising Officer of Walmart Inc. from 2015 to 2020. He previously held other leadership positions with Walmart, including as Executive Vice President, Food and as
Executive Vice President, General Merchandise.
Skills and qualifications
Mr. Bratspies provides the Board with retail industry experience, senior leadership, marketing / design /
brands, human capital management, capital deployment, global supply chain, digital tools and technology, financial management, risk management, and sustainability and governance skills developed over more than 30 years of experience with escalating of responsibility at a variety of well-
known companies, including HanesBrands Inc. and Walmart Inc. As Chief Executive Officer at
HanesBrands and Chief Merchandising Officer at Walmart, he was responsible for many of the functions requiring those skills. Mr. Bratspies has strong executive leadership experience and significant retail, digital and consumer packaged goods industry experience. In addition, his service on other public company boards has enhanced his skills and strengthens the Board’s collective oversight capability. He also has experience with the roles and responsibilities of board committees through current service on the audit committee of another public company board.

Stephen B. Bratspies

Age 58 Director since 2026 Independent

Committees •Audit & Risk •Infrastructure & Finance
Other public company boards
	Current The Clorox Company	Within past five years HanesBrands Inc.	Other past boards None

TARGET CORPORATION 2026 Proxy Statement	27

Item one Election of directors

Executive Chair of the Board, Target Corporation
Background
Brian C. Cornell has served as Executive Chair of the Board since February 1, 2026, and was previously
Chair & Chief Executive Officer of Target Corporation from August 2014 through January 2026.
Mr. Cornell previously served as Chief Executive Officer of PepsiCo Americas Foods, a division of
PepsiCo, Inc.
Skills and qualifications
Mr. Cornell provides the Board with significant retail knowledge due to his prior leadership of Target, including industry experience, senior leadership, marketing / brands, human capital management, capital deployment, global supply chain, digital tools / data analytics, information security / data privacy, financial management, risk management, reputation management, and sustainability and governance. Those skills were developed through his more than 30 years in escalating leadership positions at leading retail and global consumer product companies, including three CEO roles and more than two decades doing business in North America, Asia, Europe, and Latin America. His
experience, which includes roles with PepsiCo, Sam’s Club, Wal-Mart Stores, Safeway Inc., and
Michaels Stores, Inc., provides important perspectives, having served both as a vendor partner and a competitor to Target. He currently serves on the National Retail Federation’s executive committee and on The Business Council and previously served as chairman of the Retail Industry Leadership
Association. In addition, his service on other public company boards, including experience as a non-
executive board chair, has enhanced his skills and is both valuable in his current role as Executive
Chair of the Board and strengthens the Board’s collective oversight capability. He also has experience with the roles and responsibilities of different board committees through current or prior service on the audit, compensation, nominating and governance, executive and finance, infrastructure, and technology committees of other public company boards.

Brian C. Cornell

Age 67 Director since 2014 Executive Chair of the Board since 2026

Committees •None

Other public company boards
	Current Yum! Brands, Inc.	Within past five years None	Other past boards The Home Depot, Inc. OfficeMax Inc. Polaris Industries Inc.

Former President & CEO, Safeway Inc.
Background
Robert L. Edwards is the former President & Chief Executive Officer of Safeway Inc., a United States
food and drug retail company, where he served until his retirement in 2015. He also served as President
& Chief Executive Officer of AB Acquisition LLC, a North American food and drug retail company due to
Albertsons’ acquisition of Safeway Inc. Mr. Edwards previously held several other executive level positions with Safeway Inc., including President & Chief Financial Officer and Executive Vice President
& Chief Financial Officer. He also held executive positions at Maxtor Corporation and Imation
Corporation.
Skills and qualifications
Mr. Edwards provides the Board with retail industry experience, senior leadership, human capital management, capital deployment, global supply chain, information security / data privacy, financial management, risk management, and reputation management skills developed over his more than
40 years of service, including as CEO of Safeway where he was responsible for many of the functions requiring those skills, as CFO of Safeway, Maxtor, and Imation, and in positions of increasing responsibility in the areas of finance, administration, and corporate development at Santa Fe Industries.
In addition, his service on other public company boards, including experience as a vice chair, has enhanced those skills and strengthens the Board’s collective oversight capability. He also has experience with the roles and responsibilities of different board committees through current or prior service on the audit, compensation, nominating and governance, and finance committees of other public company boards.

Robert L. Edwards

Age 70 Director since 2015 Independent

Committees •Audit & Risk •Infrastructure & Finance

Other public company boards
	Current None	Within past five years None	Other past boards Blackhawk Network Holdings, Inc. Flextronics International Ltd. KKR Financial Holdings LLC Safeway Inc. Spansion Inc.

28	TARGET CORPORATION 2026 Proxy Statement

Item one Election of directors

Chief Executive Officer, Target Corporation
Background
Michael J. Fiddelke has served as Chief Executive Officer of Target Corporation since February 1, 2026.
Mr. Fiddelke has been with Target since 2004, and most recently served as Chief Operations Officer from February 2024 through January 2026 and Chief Financial Officer from November 2019 to
September 2024.
Skills and qualifications
Mr. Fiddelke brings extensive experience in Target’s retail business to the Board, having held several leadership roles across key areas in merchandising, finance, operations, and human resources during his 20-year career at Target before his appointment as CEO.  This depth and breadth of knowledge of
Target’s business provides an important perspective to identify and manage risks, as well as provide the Board with strong insight into the business strategy and operations. His executive leadership experience, strategic insight, and understanding of the company’s business and competitive landscape are important to the Board’s collective oversight capability

Michael J. Fiddelke

Age 50 Director since 2026

Committees •None

Other public company boards

	Current None	Within past five years None	Other past boards None

Former Chief Innovation Officer, NIKE, Inc.
Background
John R. Hoke III formerly served as Chief Innovation Officer at NIKE, Inc., a leading designer and marketer of footwear, apparel, equipment and accessories, a position he held from November 2023 to
June 2025. Previously, he was NIKE's Chief Design Officer from June 2017 to November 2023, leading a global design organization responsible for product innovation and brand development across Nike,
Jordan, and Converse. Mr. Hoke previously held other executive level positions at NIKE, including Vice
President of Global Design.
Skills and qualifications
Mr. Hoke provides the Board with retail industry experience, senior leadership, marketing / design /
brands, global supply chain, digital tools and technology, financial management, and sustainability and governance skills honed during his more than 20-year career at NIKE, Inc. As Chief Design Officer and
Chief Innovation Officer at Nike, he was responsible for many of the functions requiring those skills. His design expertise and work with emerging technologies at a major global enterprise provides valuable perspective on the company’s strategy and growth. In addition, his service as the chairman at
MillerKnoll, Inc., another public company, has enhanced his sustainability and governance skills and strengthens the Board’s collective oversight capability. He also has experience with the roles and responsibilities of board committees through current service on the nominating and governance committee of another public company board.

John R. Hoke III

Age 61 Director since 2026 Independent

Committees •Compensation & Human Capital Management •Governance & Sustainability

Other public company boards

	Current MillerKnoll, Inc.	Within past five years None	Other past boards None

TARGET CORPORATION 2026 Proxy Statement	29

Item one Election of directors

Chair, President & CEO, CDW Corporation /
Lead Independent Director, Target Corporation
Background
Christine A. Leahy is the Chair, President & Chief Executive Officer of CDW Corporation, a multi-brand technology solutions provider to business, government, education, and healthcare customers. She has served as Chair of the board of CDW since January 2023 and as President & Chief Executive Officer
since January 2019, and served as Chief Revenue Officer from July 2017 to December 2018. She also previously served CDW as Senior Vice President–International and Chief Legal Officer/General Counsel
and Corporate Secretary. Before joining CDW Corporation, she was a corporate law partner in the
Chicago office of Sidley Austin LLP, an international business law firm.
Skills and qualifications
Ms. Leahy provides the Board with senior leadership, human capital management, global supply chain, information security / data privacy, financial management, risk management, reputation management, and sustainability and governance skills developed over her more than 20 years of service with CDW in executive leadership positions with escalating levels of responsibility across multiple functions and in her corporate law career at Sidley Austin. In her current role as Chair, President & CEO of CDW she is responsible for many of the functions requiring those skills. In addition, her service on CDW’s board of directors has enhanced those skills and strengthens the Board’s collective oversight capability. She also has experience with the roles and responsibilities of different board committees through her prior role as Chief Legal Officer/General Counsel and Corporate Secretary of CDW and in advising clients as a corporate law partner at Sidley Austin.

Christine A. Leahy

Age 61 Director since 2021 Lead Independent Director since 2025

Committees •Compensation & Human Capital Management •Governance & Sustainability

Other public company boards

	Current CDW Corporation	Within past five years None	Other past boards None

Former Chair & CEO, ImpreMedia, LLC
Background
Monica C. Lozano is the former President and Chief Executive Officer of The College Futures
Foundation. She held that position from December 2017 until July 2022. She also co-founded The
Aspen Institute Latinos and Society Program and served as Chair of its Advisory Board from
January 2015 to October 2019. Ms. Lozano previously served as Chairman of U.S. Hispanic
Media, Inc., a leading Hispanic news and information company. Ms. Lozano previously served in the roles of Chair and Chief Executive Officer of ImpreMedia, LLC, a leading Hispanic news and information company and wholly owned subsidiary of U.S. Hispanic Media, Inc. Ms. Lozano also served as Chief
Executive Officer and Publisher of La Opinión, a subsidiary of ImpreMedia, LLC, and in several management-level roles with the company. Ms. Lozano also serves on the board of the Weingart
Foundation, a private grantmaking foundation in Southern California, and previously served as a trustee of both the University of California and the University of Southern California.
Skills and qualifications
Ms. Lozano provides the Board with senior leadership, marketing / brands, human capital management, digital tools / data analytics, financial management, risk management, reputation management, and sustainability and governance skills developed over her more than 40 years of service in the news, information, and media industry and with a variety of non-profit boards and advisory groups. Notably, while CEO of ImpreMedia, she developed digital tools / data analytics skills while leading the company as an early adopter of digital platforms, and has continued to increase those skills as a member of the board of directors of Apple Inc. Her prior tenure as Target’s Lead
Independent Director and service on other public company boards has enhanced her skills and strengthens the Board’s collective oversight capability. She also has experience with the roles and responsibilities of different board committees through current or prior service on the audit, compensation, nominating and governance, enterprise risk, credit, asset quality, executive, and/or ethics, quality, and compliance committees of other public company boards.

Monica C. Lozano

Age 69 Director since 2016 Independent

Committees •Compensation & Human Capital Management (Chair) •Governance & Sustainability

Other public company boards

	Current Apple Inc. Bank of America Corporation	Within past five years None	Other past boards The Walt Disney Company Tenet Healthcare Corporation

30	TARGET CORPORATION 2026 Proxy Statement

Item one Election of directors

Former Executive Vice President, CVS Health Corporation /
Former President, CVS Caremark
Background
Derica W. Rice is the former Executive Vice President of CVS Health Corporation, a provider of health services and plans in the United States, and former President of CVS Caremark, the pharmacy benefits management business of CVS Health Corporation. He served in those positions from March 2018 to
February 2020. Mr. Rice previously held several other executive level positions over nearly three decades with Eli Lilly and Company, a pharmaceutical company, including Chief Financial Officer and
Executive Vice President, Global Services.
Skills and qualifications
Mr. Rice provides the Board with retail industry experience, senior leadership, human capital management, capital deployment, global supply chain, information security / data privacy, financial management, risk management, reputation management, and sustainability and governance skills developed over his more than 30 years of service with escalating levels of responsibility across finance and operations at Eli Lilly and CVS. As Executive Vice President of CVS Health Corporation and
President of CVS Caremark he was responsible for many of the functions requiring those skills. In addition, his service on other public company boards has enhanced those skills and strengthens the
Board’s collective oversight capability. He also has experience with the roles and responsibilities of different board committees through current or prior service on the audit, compensation, and nominating and governance committees of other public company boards.

Derica W. Rice

Age 61 Director since 2020 Independent

Committees •Audit & Risk •Infrastructure & Finance

Other public company boards

	Current Bristol-Myers Squibb Company The Carlyle Group Inc. The Walt Disney Company	Within past five years None	Other past boards Target Corporation(1)

(1)Mr. Rice previously served on our Board from September 2007 to January 2018.

Former Senior Vice President & Special Advisor to the Chairman, General Electric Company
Background
Dmitri L. Stockton is the former Senior Vice President & Special Advisor to the Chairman of General
Electric Company, a global infrastructure and technology conglomerate, a position he retired from in
2017. Mr. Stockton previously held several other executive level positions with General Electric
Company, including Chairman, President, & Chief Executive Officer of GE Asset Management
Incorporated, President & Chief Executive Officer of GE Capital Global Banking and Senior Vice
President of General Electric Company based in London, President & Chief Executive Officer of GE
Consumer Finance, Central & Eastern Europe, and Vice President of General Electric Company.
Skills and qualifications
Mr. Stockton provides the Board with senior leadership, marketing / brands, human capital management, capital deployment, information security / data privacy, financial management, risk management, reputation management, and sustainability and governance skills developed over his more than 30 years of service with General Electric Company in senior leadership positions with escalating levels of responsibility, including different CEO roles where he was responsible for many of the functions requiring those skills. In addition, his service on other public company boards has enhanced those skills and strengthens the Board’s collective oversight capability. He also has experience with the roles and responsibilities of different board committees through current or prior service on the audit, compensation, finance, and/or executive committees of other public company boards.

Dmitri L. Stockton

Age 62 Director since 2018 Independent

Committees •Audit & Risk (Chair) •Governance & Sustainability

Other public company boards

	Current Deere & Company Ryder System, Inc.	Within past five years Smurfit WestRock plc Stanley Black & Decker, Inc.	Other past boards Synchrony Financial

The Board recommends that shareholders vote For each of the nominees named above for election to our Board.

TARGET CORPORATION 2026 Proxy Statement	31

Item one Election of directors
Non-employee director compensation
Our philosophy with respect to non-employee director
compensation is to align the interests of non-employee
directors with the interests of our shareholders and to provide market competitive compensation commensurate with the
work required to serve on Target’s Board. In developing
compensation recommendations for directors, our external
compensation consultant, Semler Brossy, relies on its
understanding of Target’s business and compensation
programs, as well as retail and general industry peer group
benchmarking. Peer group comparisons are determined by
use of compensation data obtained by our internal executive
compensation team from publicly available proxy statements
and analyzed by Semler Brossy. For more information about
our peer groups, see page 54. We do not pay any Team
Member who also serves on Target’s Board any additional
compensation for serving on Target’s Board. Currently, Brian
C. Cornell, our Executive Chair of the Board, and Michael J.
Fiddelke, our CEO, are the only directors who are Team
Members. For information about their compensation, please
see the CD&A beginning on page 37 and the compensation
tables beginning on page 58.
In November of each year, Semler Brossy provides an
independent recommendation for non-employee director
compensation for the following year to the Compensation &
Human Capital Management Committee for approval. To
remain competitive with our retail and industry peer group, the
Compensation & Human Capital Management Committee
approved the following changes to non-employee director
compensation in Fiscal 2025:
•An increase of the annual compensation amount
from $310,000 to $320,000; and
•An increase from $35,000 to $50,000 for the Lead
Independent Director.
General description of non-employee director compensation
Our non-employee director compensation program allows directors to choose one of two forms of annual compensation:
•a combination of cash and RSUs; or
•RSUs only.
For Fiscal 2025, each form under the compensation program was intended to provide $320,000 in value to non-employee directors as follows:

	Cash	RSUs
Combination (Cash and RSUs)	$120,000	$200,000
RSUs Only	$0	$320,000
The forms of annual compensation have the following terms:
•The cash retainer is paid pro-rata in quarterly installments. Directors may defer receipt of all or a portion of any cash retainer into the DDCP. Deferrals earn market returns based on the investment alternatives chosen by them from the funds offered by the
Target 401(k) Plan, except that the DDCP alternatives also include a Target common stock fund.
•RSUs are granted in March each year and vest quarterly in the fiscal year they are granted. Vested RSUs are converted to shares of Target common stock immediately following a director’s departure from the Board. Dividend equivalents are accrued on RSUs in the form of additional RSUs, subject to the same conditions as the underlying RSUs, and converted to shares if and after the underlying RSUs are converted to shares.
New directors also receive a one-time grant of RSUs with a $50,000 grant date fair value upon joining the Board, as well as a pro‑rated portion of the annual compensation based on the date they joined the Board using the same forms of compensation described under “Combination (Cash and RSUs)” in the table at the beginning of this section.
The Lead Independent Director and Committee Chairs receive additional compensation for those roles, which is paid: (a) in cash if the director elects a combination of cash and RSUs, or (b) in RSUs if the director elects all RSUs. For Fiscal 2025, the additional compensation for the roles of Lead Independent Director and Committee Chairs was as follows:

Role	Amount
Lead Independent Director	$50,000
Audit & Risk Chair	$25,000
Compensation & Human Capital Management Chair	$25,000
Governance & Sustainability Chair	$25,000
Infrastructure & Finance Chair	$25,000

32	TARGET CORPORATION 2026 Proxy Statement

Item one Election of directors
Non-employee director compensation table

Name(1)	Fees earned or paid in cash	Stock awards(2)(3)	Total(4)
David P. Abney	$120,000	$200,006	$320,006
Douglas M. Baker, Jr.	$120,000	$200,006	$320,006
George S. Barrett(5)	$0	$345,041	$345,041
Gail K. Boudreaux	$0	$320,053	$320,053
Robert L. Edwards	$120,000	$200,006	$320,006
Donald R. Knauss(5)	$145,000	$200,006	$345,006
Christine A. Leahy	$0	$370,028	$370,028
Monica C. Lozano(5)	$145,000	$200,006	$345,006
Grace Puma	$120,000	$200,006	$320,006
Derica W. Rice	$0	$320,053	$320,053
Dmitri L. Stockton(5)	$145,000	$200,006	$345,006
(1)Stephen B. Bratspies and John R. Hoke III were elected to the Board effective in Fiscal 2026 and therefore did not receive any compensation during Fiscal 2025.
(2)Amounts represent the aggregate grant date fair value of awards that were granted in Fiscal 2025, as computed in accordance with FASB ASC Topic 718, Stock Compensation. See Note 23, Share-Based Compensation, in the 2025 Annual
Report for a description of our accounting and the assumptions used. Details on the stock awards granted during Fiscal 2025, all of which are RSUs, are as follows:

Name	Stock awards
	# of units	Grant date fair value
Mr. Abney	1,841	$200,006
Mr. Baker	1,841	$200,006
Mr. Barrett	3,176	$345,041
Ms. Boudreaux	2,946	$320,053
Mr. Edwards	1,841	$200,006
Mr. Knauss	1,841	$200,006
Ms. Leahy	3,406	$370,028
Ms. Lozano	1,841	$200,006
Ms. Puma	1,841	$200,006
Mr. Rice	2,946	$320,053
Mr. Stockton	1,841	$200,006
(3)At fiscal year-end, none of the directors held any outstanding unvested RSUs.
(4)In addition to the amounts reported, all directors also receive a 10% Target merchandise discount and a 20% discount on select wellness products, both during active service and following retirement. Non-employee directors are also provided with
$100,000 of accidental death life insurance and digital privacy security coverage while serving on the board.
(5)The following directors received additional compensation in Fiscal 2025 for their roles as Committee Chairs and, in the case of
Ms. Leahy, as Lead Independent Director. The additional compensation is reflected in “Fees earned or paid in cash” and/or
“Stock awards” based on the form of annual compensation selected by the director as described under the heading “General description of non-employee director compensation.”

Name	Role during Fiscal 2025
Ms. Leahy	Lead Independent Director
Ms. Lozano	Compensation & Human Capital Management Chair
Mr. Stockton	Audit & Risk Chair
Mr. Barrett	Governance & Sustainability Chair
Mr. Knauss	Infrastructure & Finance Chair

TARGET CORPORATION 2026 Proxy Statement	33

Stock ownership information
Stock ownership guidelines
Stock ownership that must be disclosed in the 2026 Proxy
Statement includes shares directly or indirectly owned and
shares issuable that the person has the right to acquire within
60 days. Our stock ownership guidelines vary from the SEC’s
required ownership disclosure by including share equivalents held under deferred compensation arrangements as well as
unvested RSUs and PBRSUs at the minimum share payout.
We believe our stock ownership guidelines for our directors
and members of our Leadership Team are aligned with
shareholders’ interests because the guidelines reflect equity that has economic exposure to both upside and downside risk.

Ownership guidelines by position
	Directors	CEO	Other Leadership Team
	5x annual cash retainer	7x base salary	3x base salary

Equity used to meet stock ownership guidelines
Yes
•Outstanding shares that the
person beneficially owns or is
deemed to beneficially own,
directly or indirectly, under the
federal securities laws.
•PBRSUs (at their minimum
share payout, which is 75% of
the at-goal payout level) and
RSUs, whether vested or
unvested.
•Deferred compensation
amounts that are indexed to
Target common stock, but
ultimately paid in cash.
		No	•PSUs because their minimum share payout is 0% of the at-goal payout level.

All directors and members of our Leadership Team are
expected to achieve the required levels of ownership under our stock ownership guidelines before the end of the fifth full fiscal year occurring after their election or appointment. If a director or member of our Leadership Team has not satisfied the
ownership guideline amounts on the Compliance Date, they
must retain all shares acquired on the vesting of equity awards or the exercise of stock options (in all cases net of exercise costs and taxes) until the required level of ownership is
achieved. In addition, if a member of our Leadership Team is below the ownership guideline amounts before the
Compliance Date, they must retain at least 50% of all shares acquired on the vesting of equity awards or the exercise of
stock options (in all cases net of exercise costs and taxes) until the required level of ownership is achieved.

34	TARGET CORPORATION 2026 Proxy Statement

Stock ownership information
The following table shows the holdings of our current directors and our NEOs employed at the end of Fiscal 2025 recognized for purposes of our stock ownership guidelines as of April 8, 2026 and the respective ownership guidelines calculations.

	RSUs & PBRSUs	Share equivalents	Other shares held(1)	Total stock ownership for guidelines (# of shares)(1)	Stock ownership guidelines calculation
Directors					Multiple of annual cash retainer(2)
David P. Abney	6,319	0	0	6,319	6.5
Douglas M. Baker, Jr.	38,723	0	3,895	42,618	43.7
George S. Barrett	20,434	0	0	20,434	21.0
Gail K. Boudreaux	9,510	0	0	9,510	9.8
Stephen B. Bratspies(3)	1,791	0	0	1,791	1.8
Robert L. Edwards	23,354	0	10,000	33,354	34.2
John R. Hoke III(3)	1,956	0	50	2,006	2.1
Donald R. Knauss	23,354	0	12,458	35,812	36.7
Christine A. Leahy	11,016	0	0	11,016	11.3
Monica C. Lozano	21,181	0	0	21,181	21.7
Grace Puma	6,292	0	315	6,607	6.8
Derica W. Rice	11,940	0	0	11,940	12.3
Dmitri L. Stockton	19,695	0	0	19,695	20.2
NEOs employed at the end of Fiscal 2025(4)					Multiple of base salary(2)
Brian C. Cornell	133,506	11,017	243,766	388,289	34.1
Jim Lee	81,255	0	8,871	90,126	13.1
Michael J. Fiddelke	57,862	0	66,928	124,790	14.0
Richard H. Gomez	14,454	0	124,890	139,344	20.2
Melissa K. Kremer	36,491	0	35,654	72,145	11.1
(1)The “Total stock ownership for guidelines” calculation, like the required disclosure of “Total shares beneficially owned” on page 35, includes “Other shares held” but differs by including (i) share equivalents that are held under deferred compensation arrangements and (ii) RSUs and PBRSUs (at their minimum share payout, which is 75% of the at-goal payout level), whether vested or unvested, even if they will be converted into common stock more than 60 days from April 8, 2026.
(2)Based on closing stock price of $123.12 as of April 8, 2026 and the titles and annual cash retainer or base salary, as applicable, in effect as of the end of Fiscal 2025.
(3)Mr. Bratspies and Mr. Hoke joined the Board on April 1, 2026 and March 1, 2026, respectively, and therefore have five years to meet the required stock ownership level.
(4)As previously disclosed, Amy Tu departed effective June 1, 2025, and is no longer subject to our stock ownership guidelines.

TARGET CORPORATION 2026 Proxy Statement	35

Stock ownership information
Beneficial ownership of directors and executive
officers
The following table includes information about the shares of Target common stock (our only outstanding class of equity securities)
which are beneficially owned on April 8, 2026 or which the person has the right to acquire within 60 days of that date for each director, each NEO in the “Summary compensation table” on page 58, and all current Target directors and executive officers as a group.

Directors	Shares issuable within 60 days(1)	Other shares held	Total shares beneficially owned(2)
David P. Abney	5,062	0	5,062
Douglas M. Baker, Jr.	37,466	3,895	41,361
George S. Barrett	18,266	0	18,266
Gail K. Boudreaux	7,499	0	7,499
Stephen B. Bratspies	449	0	449
Robert L. Edwards	22,097	10,000	32,097
John R. Hoke III	490	50	540
Donald R. Knauss	22,097	12,458	34,555
Christine A. Leahy	8,691	0	8,691
Monica C. Lozano	19,924	0	19,924
Grace Puma	5,035	315	5,350
Derica W. Rice	9,929	0	9,929
Dmitri L. Stockton	17,527	0	17,527
NEOs
Brian C. Cornell	0	243,766	243,766
Jim Lee	0	8,871	8,871
Michael J. Fiddelke	0	66,928	66,928
Richard H. Gomez	0	124,890	124,890
Melissa Kremer	0	35,654	35,654
Amy Tu	0	0	0
All current directors and executive officers
As a group (20 persons)	174,532	421,345(3)	595,877
(1)Includes shares of common stock that the named individuals may acquire on or before June 7, 2026 pursuant to the conversion of vested RSUs into common stock.
(2)All directors and executive officers as a group own less than 1% of Target’s outstanding common stock. The persons listed have sole voting and investment power with respect to the shares listed.
(3)Includes shares of common stock owned by executive officers in the Target 401(k) Plan as of April 8, 2026.

36	TARGET CORPORATION 2026 Proxy Statement

Stock ownership information
Beneficial ownership of Target’s largest
shareholders
The following table includes certain information about each person or entity known to us to be the beneficial owner of more than five percent of our common stock:

Name and address of >5% beneficial owner	Number of common shares beneficially owned	Percent of class(1)
State Street Corporation State Street Financial Center 1 Congress Street, Suite 1 Boston, Massachusetts 02114	36,011,453(2)	7.9%
BlackRock, Inc. 50 Hudson Yards New York, New York 10001	32,466,320(3)	7.2%

(1)Based on shares outstanding on April 8, 2026.
(2)State Street Corporation (State Street), as a parent holding company, reported its direct and indirect beneficial ownership in various fiduciary capacities (including as trustee under the Target 401(k) Plan) on a Schedule 13G/A filed with the SEC on
January 30, 2024. The filing indicates that as of December 31, 2023, State Street had sole voting power for 0 shares, shared voting power for 27,464,905 shares, sole dispositive power for 0 shares, shared dispositive power for 35,979,097 shares, and aggregate beneficial ownership of 36,011,453 shares and that State Street Global Advisors Trust Company (SSgA Trust), a
subsidiary of State Street, had sole voting power for 0 shares, shared voting power for 4,786,764, sole dispositive power for
0 shares, shared dispositive power for 23,489,941 shares, and aggregate beneficial ownership of 23,490,841 shares. Based on that information, SSgA Trust is also a beneficial owner of more than five percent of our common stock, holding 5.2% of
Target’s outstanding common shares.
(3)BlackRock, Inc. (BlackRock), as a parent holding company, reported its direct and indirect beneficial ownership on a
Schedule 13G/A filed with the SEC on January 26, 2024. The filing indicates that as of December 31, 2023, BlackRock had sole voting power for 28,914,725 shares, shared voting power for 0 shares, sole dispositive power for 32,466,320 shares, shared dispositive power for 0 shares, and aggregate beneficial ownership of 32,466,320 shares.

TARGET CORPORATION 2026 Proxy Statement	37

Compensation & Human Capital
Management Committee Report
The Compensation & Human Capital Management Committee has reviewed and discussed the following CD&A with management.
Based on this review and discussion, the Compensation & Human Capital Management Committee recommended to the Board that the CD&A be included in the 2025 Annual Report and the 2026 Proxy Statement.
Compensation & Human Capital Management Committee
Monica C. Lozano, Chair
Douglas M. Baker, Jr.
George S. Barrett
Gail K. Boudreaux
Donald R. Knauss
Christine A. Leahy
Compensation Discussion and
Analysis
Introduction
This CD&A focuses on how our NEOs were compensated for Fiscal 2025 and how their Fiscal 2025 compensation aligned with our pay for performance philosophy. Brian Cornell served as Target’s CEO for the full duration of Fiscal 2025 and transitioned to
Executive Chair effective February 1, 2026. Michael Fiddelke was appointed to CEO starting in Fiscal 2026.
For Fiscal 2025 our NEOs were:

Name and principal position	Brian C. Cornell	Executive Chair & Former Chief Executive Officer
	Jim Lee	Executive Vice President & Chief Financial Officer
	Michael J. Fiddelke	Current Chief Executive Officer and Former Executive Vice President & Chief Operating Officer
	Richard H. Gomez(1)	Former Executive Vice President & Chief Commercial Officer
	Melissa K. Kremer	Executive Vice President & Chief Human Resources Officer
	Amy Tu(2)	Former Executive Vice President & Chief Legal & Compliance Officer
(1)As previously disclosed, Mr. Gomez departed effective April 17, 2026.
(2)As previously disclosed, Ms. Tu departed effective June 1, 2025.

CD&A table of contents	Executive summary	38
	Our framework for executive compensation	44
	Other benefit elements	52
	Compensation governance	53

38	TARGET CORPORATION 2026 Proxy Statement

Compensation Discussion and Analysis
Executive summary
In the face of multiple challenges, our 2025 top and bottom-line results were below our expectations. Net Sales and Operating
Income decreased 1.7% and 8.1%, respectively. Even with these pressures, our gross margin rate held up remarkably well, as our team demonstrated agility in navigating a dynamic tariff environment to protect our value proposition for our guests. In addition, we saw Digital Comparable Sales growth of 3.1%, and non-merchandise sales grew 18.2%. Our incentive programs and outcomes represent our commitment to aligning pay to both short and long-term performance.
While we remain focused on business results, our Team Members are the center of our strategy and business success, and help us meet the evolving needs of our guests and business year after year. We invest in their growth and well-being through competitive pay, comprehensive benefits, and resources that support their families, education, and financial security. These offerings include market-leading starting wages, accessible health and wellness programs, family care benefits, tuition-free education, and robust savings and discount programs.
We continue to invest in our business and communities, as illustrated in the “Financial performance metrics for Fiscal 2025” on page 39.
CEO transition
Mr. Fiddelke succeeded Mr. Cornell, who was appointed to the role of Executive Chair effective February 1, 2026. Mr. Cornell is anticipated to serve as Executive Chair or a special advisor until March 13, 2027. The Board of Directors proactively prepared for his transition as part of our ongoing CEO succession plan.
As disclosed in the Form 8-K filed on February 5, 2026, the following decisions were made related to Mr. Fiddelke’s compensation in connection with his appointment as Chief Executive Officer effective February 1, 2026:
•Annual base salary increased to $1,300,000;
•At-goal STIP opportunity of 200% of his base salary;
•Annual performance-based equity award grant valued at $12,100,000, consisting of 60% PSUs and 40% PBRSUs; and
•Mr. Fiddelke did not receive a promotional grant related to his appointment to CEO.
The following decisions were made related to Mr. Cornell’s compensation in connection with his service:
•Annual base salary decreased to $1,120,000;
•At-goal STIP opportunity of 200% of his base salary;
•An RSU grant valued at $6,000,000 that vests ratably on an annual basis over two years; and
•Mr. Cornell will not be eligible for severance under Target’s Income Continuance Plan.
See “Board Leadership Structure” section on page 9 for more information.

TARGET CORPORATION 2026 Proxy Statement	39

Compensation Discussion and Analysis
Financial performance metrics for Fiscal 2025

Change in Comparable Sales	Change in Net Sales	Change in Adjusted EPS(1)

(2.6)%	(1.7)%	(14.5)%

After-tax ROIC (2)	5% of profits given to communities (3)	Capital invested in the business

13.8%	$459M	$3.7B
Total Shareholder Return (TSR)

50%
0%
-50%
(20)%
(31)%
(33)%
1 year
3 year
5 year

(1)Adjusted EPS, a non-GAAP metric, excludes certain discretely managed items, when applicable. See page 32 of the 2025
Annual Report for a reconciliation of Adjusted EPS to GAAP diluted EPS and page 28 of the 2025 Annual Report for the calculation of the “Change in Adjusted EPS” provided above.
(2)ROIC is a ratio based on GAAP information, with the exception of the add-back of operating lease interest to Operating
Income. The calculation of the number provided above is disclosed on page 34 of the 2025 Annual Report.
(3)Calculated based on the average of the three years of Target’s pre-tax profits. Giving includes Target’s product and cash donations and Target Foundation’s cash donations. Excludes cash donations from Target to the Target Foundation.
The pay programs described throughout our CD&A align with our pay for performance philosophy and are structured based on financial and operational performance and shareholder outcomes.

40	TARGET CORPORATION 2026 Proxy Statement

Compensation Discussion and Analysis
Shareholder support for our 2025 advisory vote on
executive compensation and shareholder outreach
program
At the 2025 Annual Meeting, shareholders approved our Say on Pay proposal in support of our executive compensation program by a vote of 92.2%. The following graph highlights the recent historical votes in support of our Say on Pay proposal.
We believe it is important to consider shareholder feedback as we design and evaluate our executive compensation program. We regularly communicate with our shareholders regarding a variety of topics and involve our Lead Independent Director in these conversations, as appropriate. We welcome continued engagement on compensation matters and other issues relevant to our business. See “Shareholder engagement” on page 18 for more information.
Executive compensation guiding principles
We believe executive compensation should be directly linked
to performance and long-term value creation for our
shareholders. With that in mind, three principles guide our
compensation program:
•Deliver on our pay for performance philosophy in support of our strategy;
•Provide a framework that encourages outstanding financial
results and shareholder returns over the long-term; and
•Attract, retain, and motivate a premier management team to
sustain our distinctive brand and its competitive advantage
in the marketplace.
A significant portion of our executive compensation is at risk, so the actual compensation realized by our NEOs may vary
from targeted compensation based upon the level of
achievement of specified performance objectives and stock
price performance.
We have provided our three-year realized payout history on the incentive components of our compensation program on pages
46, 49, and 50.

TARGET CORPORATION 2026 Proxy Statement	41

Compensation Discussion and Analysis
Pay for performance
We have a long-standing belief that our executive
compensation should directly reflect our organization’s
performance with substantial emphasis on creating long-term
value for our shareholders. We do that by providing our NEOs a mix of base salary, short-term incentives, and long-term
incentives with compensation opportunities measured by a
variety of time horizons to balance our near-term and long-
term strategic goals.
Annual TDC is the summed at-goal value of each pay
component and is used by the Compensation & Human
Capital Management Committee as the measure of the
intended total value of pay at the time the pay decision is
made, understanding that the actual amount earned will be
higher or lower based on actual performance.
Consistent with our guiding principles, 94% of CEO Annual
TDC and 83% of Non-CEO NEO Annual TDC is performance-
based. In addition, 100% of our annual LTI awards feature
relative performance-based metrics.
Importantly, the financial metrics we use for our pay programs are either based directly on GAAP financial measures, or in the specific circumstances in which they are not, we explain how and why they differ from GAAP.
Annual CEO pay mix(1)(2)
Annual Non-CEO NEOs pay mix(1)(2)
At-risk compensation = 94%
At-risk compensation = 83%
(1)Annual TDC differs from the “Total” for Fiscal 2025 in the “Summary compensation table” on page 58 because it: (a) includes
STIP opportunity at-goal as approved, rather than the actual payout that was earned, (b) includes the applicable PSU and
PBRSU awards based on the dollar value used by the Compensation & Human Capital Management Committee in
determining the number of shares granted, rather than the aggregate grant date fair value of awards, as computed in accordance with FASB ASC Topic 718, and (c) excludes the items shown under the “Change in pension value and nonqualified deferred compensation earnings” and “All other compensation” columns.
(2)Mr. Cornell is captured in the “Annual CEO pay mix” chart. Mr. Fiddelke is included in the “Annual Non-CEO NEOs pay mix”
chart.

How annual CEO pay is tied to performance
The following pay elements are performance-based and represent a significant percentage of
Annual TDC.
•STIP — Payouts range from 0% to 200% of goal depending on Net Sales, Incentive Operating
Income, and the assessment of the team scorecard.
•PSUs — Payouts range from 0% to 200% of goal depending on Net Sales growth, EPS growth, and ROIC performance relative to our retail peer group. Payout value is also tied to stock price performance.
•PBRSUs — Payouts range from 75% to 125% of goal depending on TSR performance relative to our retail peer group. Payout value is also tied to stock price performance.

42	TARGET CORPORATION 2026 Proxy Statement

Compensation Discussion and Analysis
Performance metrics
The following graphs highlight our historical performance on key metrics that we used in our executive compensation programs over each of the last five years. The metrics used in our compensation program are described in more detail in the CD&A narratives for each compensation element, as well as in the footnotes on this page.

Net Sales (1) (in millions)	Operating Income (2) (in millions)
53 Weeks

$110,000
$100,000
$90,000
$80,000
$70,000
$60,000
$106,005
$109,120
$107,412
$106,566
$104,780
2021
2022
2023
2024
2025

$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$8,946
$3,848
$5,707
$5,566
$5,117
2021
2022
2023
2024
2025

53 Weeks

EPS (3)	ROIC (4)

$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$14.10
$5.98
$8.94
$8.86
$8.13
2021
2022
2023
2024
2025

40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
33.1%
12.6%
16.1%
15.4%
13.8%
2021
2022
2023
2024
2025

53 Weeks
53 Weeks
(1)For our STIP compensation element, we use Net Sales as reported in our applicable annual reports and shown above. For our
2023-2025 PSU compensation element, we used Merchandise Sales as reported in our annual reports, which in Fiscal 2022 was $107,588 million and in Fiscal 2025 was $102,717 million. See page 48 for additional information on the 2023-2025 PSU award adjustments. See Note 2 to the consolidated financial statements in our 2025 Annual Report for additional information.
(2)Operating Income, as reported in our applicable annual reports and shown above, provides the basis for Incentive Operating
Income. Incentive Operating Income is one of the metrics we use in our STIP compensation element. Incentive Operating
Income, a non-GAAP metric, represents Operating Income on a pre-short-term incentive compensation basis and is calculated by excluding short-term incentive expense from our Operating Income. For Fiscal 2025, we excluded the net gain from interchange fee settlements, as well as business transformation costs. These costs are explained further in Notes 6 and
7 to the consolidated financial statements in our 2025 Annual Report. The net impact of these exclusions was a reduction in
Operating Income of $343 million.
(3)For the 2023-2025 PSU awards, we use EPS as reported in our applicable annual reports and shown above. For Fiscal 2025, we excluded the net gain from interchange fee settlements, reducing EPS by $0.97 per share.
(4)ROIC is a ratio based on GAAP information, with the exception of the add-back of operating lease interest to Operating
Income. For PSUs, we use ROIC as reported in our applicable annual reports and shown above. For Fiscal 2025, we excluded the net gain from the interchange fee settlements from net operating profit after taxes, reducing ROIC by 1.5 percentage points. See page 48 for additional information on the 2023-2025 PSU award adjustments. See our applicable annual reports for a more detailed description and calculation of ROIC.

TARGET CORPORATION 2026 Proxy Statement	43

Compensation Discussion and Analysis
Incentive measures and actual performance
Actual payouts vary based on performance against goals approved by the Compensation & Human Capital Management
Committee at the beginning of the performance period. Our ongoing incentive programs have a proven track record of variable payouts based on performance over time.
•Our STIP is based on a combination of absolute financial goals and progress made toward key strategic priorities.
•100% of our ongoing LTI program features performance-based metrics and is tied to relative performance versus our retail peers. In Fiscal 2025, we complemented our ongoing relative LTI program with the Senior Leadership Performance Award, which is based on performance against rigorous absolute goals. See “Senior Leadership Performance Awards” on page 51 for more information.

	Component	Weight	Metric	Goal(1)	Actual(1)	Actual performance as a percentage of goal	Payout as a percentage of goal	Overall weighted payout as a percentage of goal

2025 STIP Performance	Financial	67%	Net Sales	$108,567	$104,780	96.5%	42%	28.1%

			Incentive Operating Income(2)	$6,362	$5,140	80.8%

	Team scorecard	33%				N/A	50%	16.5%

Total payout as a percentage of goal								44.6%

	Award type	Metric	Performance rank relative to peers	Actual payout as a percentage of goal	Overall payout as a percentage of goal

2023-2025 LTI Performance	PSUs	Adjusted Merchandise Sales CAGR(3)	15 of 20	25%	88.2%

		EPS CAGR	6 of 20	154%

		ROIC	11 of 20	85%

			Performance rank relative to peers(4)	TSR(5)	Overall payout as a percentage of goal

	PBRSUs	Relative TSR	17 of 19	(31.8)%	75%

(1)In millions.
(2)See the “Performance metrics” tables and footnotes on page 42 for a description of how Incentive Operating Income is calculated from our financial statements.
(3)The 2023-2025 PSU awards are measured using Merchandise Sales. Beginning in 2025, PSU awards are measured using Net
Sales.
(4)The retail peers for PBRSUs excludes Publix Super Markets, Inc. For more information, see “PBRSUs” on page 49.
(5)TSR is calculated based on the stock price of each company on the first and last day of the performance period using the average of each company’s stock price for the 90 calendar days immediately preceding the two measurement dates.

44	TARGET CORPORATION 2026 Proxy Statement

Compensation Discussion and Analysis
Our framework for executive compensation
Elements of annual TDC(1)

	Element	Key characteristics	Link to shareholder value	How we determine amount

Fixed	Base salary	Fixed compensation component payable in cash, representing less than 20% of Annual TDC for our NEOs. Reviewed annually and adjusted when appropriate.	A means to attract and retain talented executives capable of driving performance.	Based on individual contributions to business outcomes, the scope and complexity of each role, future potential, market data, and internal pay data.

Performance- based	Short-term incentives	Variable compensation component payable in cash based on Target’s performance against financial goals and progress made toward key strategic priorities.
Financial goals are tied
to achievement of key
financial measures.
NEOs are also
evaluated against
identified strategic
initiatives important to
driving sustainable,
durable, and profitable
sales growth.

Financial component is
based on:
•Net Sales
•Incentive Operating
Income
Team scorecard is
based on the
Compensation &
Human Capital
Management
Committee’s
assessment of our
NEOs’ progress toward
strategic priorities.

	Performance share units	PSUs cliff vest at the end of the performance period and payouts are based on relative performance during the performance period versus our retail peer group.	PSUs recognize our NEOs for achieving superior long-term relative performance on three key metrics: •Net Sales growth •EPS growth •ROIC	Based on individual contributions to business outcomes, potential future contributions, historical grant amounts, retention considerations, and market data.

	Performance-based restricted stock units	PBRSUs cliff vest at the end of the performance period with payouts based on relative TSR performance during the performance period versus our retail peer group.	Fosters a culture of ownership, aligns the long-term interests of our NEOs with our shareholders, and rewards or penalizes based on relative TSR performance.	Based on individual contributions to business outcomes, potential future contributions, historical grant amounts, retention considerations, and market data.

(1)See page 41 for a description of how the Compensation & Human Capital Management Committee uses Annual TDC and how it differs from the “Total” in the “Summary compensation table” on page 58.

TARGET CORPORATION 2026 Proxy Statement	45

Compensation Discussion and Analysis
Base salary
We provide base salary to deliver a stable amount of cash
compensation to our NEOs. To align with our pay for
performance philosophy, this non-variable element of our
executive compensation represents the smallest portion of
Annual TDC.
In March 2025, the Compensation & Human Capital
Management Committee approved a Fiscal 2025 base salary
increase for Mr. Fiddelke as a part of his appointment as EVP
& Chief Operating Officer. See “CEO Transition” section on
page 38 for Mr. Fiddelke’s base salary as CEO effective in
Fiscal 2026. Mr. Gomez received a base salary increase in
consideration of his market positioning relative to our retail and industry peers.

Name	Fiscal 2025 Annual Base Salary	Fiscal 2024 Annual Base Salary
Mr. Cornell	$1,400,000	$1,400,000
Mr. Lee	$850,000	$850,000
Mr. Fiddelke	$1,100,000	$900,000
Mr. Gomez	$850,000	$775,000
Ms. Kremer(1)	$800,000	—
Ms. Tu(2)	$825,000	$825,000
(1)Ms. Kremer was not an NEO in Fiscal 2024.
(2)As a result of her departure as of June 1, 2025, Ms. Tu received a pro-rated base salary for her time served in the position.
Short-term incentives
All NEOs are eligible to earn cash awards under our STIP
program, which is designed to motivate and reward executives for performance on key annual measures. The financial
component of our STIP program is based on two financial
metrics: Net Sales (50%) and Incentive Operating Income
(50%). See the “Performance metrics” tables and footnotes on page 42 for a description of how Net Sales are reported and
how Incentive Operating Income is calculated from our
financial statements.
Beginning in Fiscal 2025, we replaced Merchandise Sales with
Net Sales under the Financial component of STIP to better
align incentives with overall revenue performance across all business streams.
The following table shows financial and team scorecard
payouts expressed as a percentage of goal. The at-goal pay
opportunity is 200% of base salary for our CEO and 100% of
base salary for our Non-CEO NEOs. Due to her departure, Ms.
Tu is not eligible to receive a Fiscal 2025 STIP payout.

	Fiscal 2025 (payout as a percentage of goal)

Component	Weight	Threshold	Goal	Maximum
Financial component (Net Sales 50%, Incentive Operating Income 50%)	67%	20%	67%	134%
Team scorecard	33%	10%	33%	66%
Total		30%	100%	200%
Fiscal 2025 financial STIP design, performance goals, and how we performed in comparison to these goals
The Fiscal 2025 goals and actual performance were:

Metric	Goal(1)(2)(3)	Actual(1)(3)	Actual performance as a percentage of goal	Payout as a percentage of goal for each metric	Financial component payout as a percentage of goal
Net Sales	$108,567	$104,780	96.5%	51%	42%
Incentive Operating Income(3)	$6,362	$5,140	80.8%	32%
(1)Dollars in millions.
(2)Threshold and maximum financial performance amounts are -/+5% of the Net Sales goal and -/+20% of the Incentive
Operating Income goal.
(3)See the “Performance metrics” tables and footnotes on page 42 for a description of how Incentive Operating Income is calculated from our financial statements.

46	TARGET CORPORATION 2026 Proxy Statement

Compensation Discussion and Analysis
When approving the incentive design and goals in March 2025, the Board took into account the uncertain external
environment and consumer outlook. The goals set at the
beginning of the year required growth versus the prior year as follows:
•Our Net Sales goal represented a 1.9% increase over the
prior year actual; and
•Our Incentive Operating Income goal represented a 6.1%
increase over the prior year actual.
In Fiscal 2025, Net Sales and Incentive Operating Income
results were below goal.
The Compensation & Human Capital Management Committee
approved a collective STIP financial outcome of 42% of goal
payout, as determined under the plan and illustrated in the
table provided above.
Fiscal 2025 team scorecard assessment
The team scorecard provides a general structure for
discussing and measuring performance of our NEOs as a
group. The basis of the team scorecard is reflective of the
highly integrated nature of our business with respect to our key strategic priorities for the year, which requires shared accountability among our NEOs to drive our enterprise
strategy. The team scorecard component of Fiscal 2025 STIP
emphasizes the business outcomes that position us for strong performance in the future, and represents indicators that
demonstrate the health of Target’s business and team.
The indicators for the Fiscal 2025  team scorecard were
approved by the Compensation & Human Capital Management
Committee in March 2025. Management shared quarterly
updates with the Compensation & Human Capital
Management Committee throughout Fiscal 2025 and the
Committee determined actual payouts at the March 2026
meeting based on its assessment of progress for Fiscal 2025.
For Fiscal 2025, results against our 2025 team scorecard
indicators were mixed, with areas of strong outperformance
and areas below our expectations:
•Roundel and Target Plus experienced double digit growth;
•Target Circle 360 memberships exceeded expectations;
•Shortage rate significantly improved in our stores;
•New stores opened between 2020 and 2025 met original
business case expectations;
•Digital sales growth was below expectations;
•Team Member engagement survey results decreased; and
•Inventory turnover declined.
Taking into consideration the outcomes described above, the Compensation & Human Capital Management Committee approved a 50% team scorecard payout.
Total Fiscal 2025 STIP payout
The following table shows the resulting overall weighted payout as a percentage of goal, based on actual financial performance and progress made on key team scorecard indicators as described above.

Component	Weight	Payout as a percentage of goal	Overall weighted payout as a percentage of goal(1)
Financial component	67%	42%	28.1%
Team scorecard	33%	50%	16.5%
		Total payout as a percentage of goal	44.6%
(1)Since the at-goal pay opportunity is 200% of base salary for our CEO and 100% of base salary for our Non-CEO NEOs, the actual payout is 89.2% of base salary for our CEO and 44.6% of base salary for our Non-CEO NEOs.
The following table shows the three year history of our STIP payouts:

Fiscal Year	2023	2024	2025	3-year average
Payout (as a percentage of goal)	93.4%	83.0%	44.6%	73.7%

TARGET CORPORATION 2026 Proxy Statement	47

Compensation Discussion and Analysis
Long-term incentives
To align our NEOs’ pay outcomes with long-term performance, 100% of our annual LTI awards feature relative performance-based metrics. Annual LTI grants comprise the majority of each NEO’s total compensation.
Value of LTI awarded at grant
In determining the amount of individual LTI awards granted in
March of each year, the Compensation & Human Capital
Management Committee considered each NEO’s individual
contributions to business outcomes during the fiscal year,
potential future contributions, historical annual grant amounts, and retention considerations, as well as market data for
comparable executives from our retail and general industry
peer groups. Once the total annual LTI award amount for an
NEO is determined, 60% of that is granted in the form of PSUs and 40% in PBRSUs. Under this approach, strong long-term
performance relative to peers becomes the key driver of
compensation realized by our NEOs.
The Compensation & Human Capital Management Committee
increased Mr. Cornell’s annual LTI award considering
increases to peer CEO pay levels and Mr. Cornell’s continued
leadership, particularly his engagement in supporting our CEO succession process through this critical time period. Mr.
Cornell’s ongoing service continuity was critical to help ensure a smooth transition. Mr. Fiddelke received an annual LTI award increase as a part of his appointment as EVP & Chief
Operating Officer. Mr. Gomez received an annual LTI award
increase in consideration of his market positioning relative to our retail and industry peers.

Name	Fiscal 2025 Annual LTI Grant Amount	Fiscal 2024 Annual LTI Grant Amount
Mr. Cornell	$18,400,000	$15,300,000
Mr. Lee(1)	$3,600,000	$3,600,000
Mr. Fiddelke	$6,300,000	$4,700,000
Mr. Gomez(2)	$3,300,000	$2,500,000
Ms. Kremer(3)	$2,600,000	—
Ms. Tu(4)	$3,000,000	$3,000,000
(1)Mr. Lee received a Fiscal 2024 annual grant of $1,500,000. This amount was pro-rated based on his hire date in September
2024.
(2)As a result of his departure as of April 17, 2026 and due to his retirement eligibility, Mr. Gomez is eligible to receive 100% of the PSUs granted and 50% of the PBRSUs granted with original payout timing. 50% of the PBRSUs were forfeited.
(3)Ms. Kremer was not an NEO in Fiscal 2024.
(4)As a result of her departure as of June 1, 2025, Ms. Tu is eligible to receive 50% of the PBRSUs granted with original payout timing. 100% of the PSUs and 50% of the PBRSUs were forfeited.
PSUs
In March 2025, the Compensation & Human Capital
Management Committee granted the 2025-2027 PSU awards.
The design of our fully relative PSU program supports the
critical drivers of our success while incentivizing our
performance relative to competing retailers. Our metrics reflect how we envision success in the execution of our strategy: to grow the top-line relative to the retail sector, to grow it
profitably, and to prudently deploy capital to drive the
business.
Our PSUs have a three-year performance period with the
number of shares based on the following three equally
weighted relative metrics versus our retail peer group:
•Net Sales growth. The compound annual growth rate in
Net Sales over the performance period, relative to our retail peer group. For comparability, peer results represent the
reported measure of revenue most closely aligned with
retail-related domestic total revenue;
•EPS growth. The compound annual growth rate of our EPS
versus the reported EPS of our retail peer group; and
•ROIC. Average net operating profit after-tax divided by
average invested capital for both our results and our retail peer group, excluding discontinued operations.
Beginning in Fiscal 2025, we replaced Merchandise Sales with
Net Sales under the PSU program to better align incentives
with performance across all revenue streams.
See the “Performance metrics” tables and footnotes on page
42 for additional information regarding Net Sales, EPS, and
ROIC. The following example illustrates potential PSU payouts at various levels of performance for the annual grant made in
Fiscal 2025:

48	TARGET CORPORATION 2026 Proxy Statement

Compensation Discussion and Analysis
Relative performance measurement approach
Retail peer group
79th
percentile
Rank #4
58th
percentile
Rank #8
Anchored at
100%
21st
percentile
Rank #16

Bottom 21st percentile (Ranks 16-19) 0% of goal payout	Below 58th percentile (Ranks 9-15) Payout interpolated between 0% and 100%	Above 58th percentile (Ranks 5-7) Payout interpolated between 100% and 200%	Top 21st percentile (Ranks 1-4) 200% of goal payout

performance
For more information about our peer groups, see page 54.
PSU adjustments
The intent of our PSU program is to measure performance
relative to our peer group on the three previously described metrics. To achieve this measurement objectively, we base the initial rankings on annual reported financial results of each member of the retail peer group and Target (unless determined otherwise on the grant date). The Compensation & Human
Capital Management Committee has reserved discretion to
adjust the reported financial results for Target or any member of the retail peer group if it believes such adjustments are necessary to properly gauge Target’s relative performance.
For items known on the grant date, the Committee proactively addresses them as part of the award terms on the grant date.
For example, when applicable, sales from the extra week in a
53-week year are excluded from our Net Sales and those of
our peers to ensure a consistent time frame comparison.
Historically, adjustments to Target’s results have included
items that did not reflect our ongoing core operations or were needed to ensure consistent time frame comparisons over the
performance period. These adjustments typically decreased
participants’ resulting payouts. The Compensation & Human
Capital Management Committee does not make adjustments
that are inconsistent with Target’s performance.
For the 2023-2025 PSU awards, we excluded the net gain on
interchange fee litigation settlements in Fiscal 2025 from EPS and ROIC metrics to prevent Target’s operational performance from being overstated.
Other than described above, no adjustments were made to our
annual reported results or those of our peers in determining the payout of the 2023-2025 PSU awards.
2023-2025 PSU payout
In April 2026, our NEOs received payouts with respect to the
PSUs granted in March 2023 for the three-year performance
period ended January 31, 2026. These awards were paid at
88.2% of the goal number of shares.
The following table summarizes the rankings and payout
results for awards granted in Fiscal 2023. This outcome is
based on comparing our results to those of the retail peer
group approved at the time the PSUs were granted. The
Adjusted Merchandise Sales growth and EPS growth metrics
utilize a base year of Fiscal 2022 and a final performance year of Fiscal 2025, while ROIC is an average of Fiscal 2023, Fiscal
2024, and Fiscal 2025.

TARGET CORPORATION 2026 Proxy Statement	49

Compensation Discussion and Analysis

Metric	Performance rank relative to peers	Actual payout as a percentage of goal	Overall payout as a percentage of goal
Adjusted Merchandise Sales CAGR	15 of 20	25%	88.2%
EPS CAGR	6 of 20	154%
ROIC	11 of 20	85%
Consistent with the results discussed above, the Compensation & Human Capital Management Committee approved a total payout of 88.2%.
The following table shows the three year history of our PSU payouts as a percentage of the goal number of shares as well as the realized value as a percentage of the original grant value, which takes into account stock price changes and dividend equivalents accrued between the grant date and the date the results were approved:

Performance Period	2020-2023	2022-2024	2023-2025	3-year average
Grant Price	$179.31	$216.53	$163.00
Overall payout as a percentage of goal	117.7%	61.6%	88.2%	89.2%
Realized value as a percentage of original grant value	120%	29%	73%	74%
PBRSUs
In March 2025, the Compensation & Human Capital
Management Committee granted the 2025-2027 PBRSU
awards. Our PBRSUs have a three-year performance period
with the number of shares based on relative three-year TSR
performance versus our retail peer group. The number of
shares earned under the PBRSUs will be adjusted up or down
by 25 percentage points from the goal payout if Target’s TSR is in the top one-third or bottom one-third for the retail peer group, respectively, over the three-year vesting period. These stock-settled awards cliff vest at the end of the performance period.
The following example illustrates potential PBRSU payouts at various levels of performance for the annual grant made in
Fiscal 2025:
Relative performance measurement approach
Retail peer group
Top 6
Rank #1-6
125% of Goal
Payout
Middle 6
Rank #7-12
100% of Goal
Payout
Bottom 6
Rank #13-18
75% of Goal
Payout

TSR performance ranking(1)
(1)The retail peers for PBRSUs exclude Publix Super Markets, Inc. because it establishes its stock price on an annual basis, which makes it inappropriate for assessing our Relative TSR performance.
For more information about our peer groups, see page 54.

50	TARGET CORPORATION 2026 Proxy Statement

Compensation Discussion and Analysis
2023-2025 PBRSU payout
In March 2025, our NEOs received payouts with respect to the PBRSUs granted in March 2023 for the three-year performance period ended January 31, 2026. With a TSR ranking of 17 out of 19 relative to our retail peers, the Compensation & Human Capital
Management Committee approved a total payout of 75% of the goal number of shares. This outcome is based on comparing our results to those of the retail peer group approved at the time the PBRSUs were granted.
The following table shows the three year history of our PBRSU payouts as a percentage of the goal number of shares as well as the realized value as a percentage of the original grant value, which takes into account stock price changes and dividend equivalents accrued between the grant date and the date the results were approved:

Performance Period	2021-2023	2022-2024	2023-2025	3-year average
Grant Price	$179.31	$216.53	$163.00
Overall payout as a percentage of goal	75%	100%	75%	83%
Realized value as a percentage of original grant value	75%	56%	62%	64%

TARGET CORPORATION 2026 Proxy Statement	51

Compensation Discussion and Analysis
Senior Leadership Performance Awards
In March 2025, the Compensation & Human Capital Management Committee granted the Senior Leadership Performance Awards.
Strategic Context. The Compensation & Human Capital
Management Committee determined that a supplemental
award (the “Senior Leadership Performance Award”) was
appropriate to galvanize executives around our ambitious
multi-year financial performance.
Challenging absolute financial performance goals. Awards
will be earned based on performance against rigorous and
measurable goals tied directly to our long-range plan that
emphasize sustained growth. The number of shares earned
under the Senior Leadership Performance Award will depend
on Target’s performance based on two absolute financial
goals:
•2027 Net Sales (60% weighting at-goal); and
•2027 Operating Income Margin Rate (40% weighting at-
goal).
Performance goals require the following compared to 2024:
3% Net Sales CAGR and 80 basis points operating income
margin rate expansion. Actual performance against the
absolute performance metrics produces a payout of 0% to
200% of goal.
Alignment with ongoing LTI program. The award
complements our ongoing LTI program, which focuses on
relative performance, by focusing on absolute outcomes that
drive sustainable value.
Award size and structure. In determining the size of the
Senior Leadership Performance Awards, the Compensation &
Human Capital Committee considered the rigor of the absolute performance goals and the grant date present value of the LTI grants for the most recently completed fiscal year. Further, grant amounts, combined with all elements of at-goal pay were reasonable and within the range of peer benchmarks. The
following table shows the at-goal value of the award granted:

Name	Senior Leadership Performance Award at-goal value	Percent of Fiscal 2025 Annual LTI Grant
Mr. Cornell(1)	N/A	N/A
Mr. Lee	$1,500,000	28%
Mr. Fiddelke	$1,500,000	18%
Mr. Gomez(2)	$1,500,000	30%
Ms. Kremer	$1,500,000	36%
Ms. Tu(3)	$1,500,000	32%
(1)Mr. Cornell did not receive a SLPA.
(2)As a result of his departure on April 17, 2026, Mr. Gomez is eligible to receive pro-rated vesting of his SLPA based on time served during the performance period in accordance with the terms of the award.
(3)As a result of her departure on June 1, 2025, Ms. Tu’s SLPA will not vest in accordance with the terms of the award.

52	TARGET CORPORATION 2026 Proxy Statement

Compensation Discussion and Analysis
Other benefit elements
We offer the following other benefits to our NEOs:
•Pension Plan. We maintain a Pension Plan for Team
Members hired prior to January 2009 who meet certain
eligibility criteria. We also maintain Supplemental Pension
Plans for those Team Members who are subject to IRS
limits on the basic Pension Plan or whose pensions are
adversely impacted by participating in our deferred
compensation plan. Our pension formula under these
plans is the same for all participants—there are no
enhanced benefits provided to our NEOs beyond
extending the pension formula to earnings above the
qualified plan limits or contributed to our deferred
compensation plan.
•Target 401(k) plan. The Target 401(k) Plan is available to
all Team Members after 90 days of employment. There is
no enhanced benefit for our NEOs.
•EDCP. For a broad management group we offer the
EDCP, which is a non-qualified, unfunded, individual
account deferred compensation plan. The plan’s
investment options generally mirror the Target 401(k)
Plan, but also includes a fund based on Target common
stock. There is no enhanced benefit for our NEOs.
•Perquisites. We provide certain perquisites to our NEOs,
principally to allow them to devote more time to our
business and to promote their health and safety. In
addition, we provide benefits to our NEOs that we believe
serve a business purpose for Target, but which are
considered perquisites under SEC disclosure rules. The
Compensation & Human Capital Management Committee
reviews perquisites annually for consistency with our
philosophy. Mr. Cornell is only eligible for perquisites that serve a business purpose for Target or support his safety,
health, and well-being, such as home security, parking,
executive physical, and an allowance for personal use of
company-owned aircraft for security reasons.
•Income continuation plan. We provide an ICP to our
NEOs who are involuntarily terminated without cause to
assist in their occupational transitions. In connection with
Mr Gomez’s and Ms. Tu’s departures, they each entered
into a transition agreement with Target. Under those
agreements, Mr. Gomez and Ms. Tu are eligible for
severance under Target’s Income Continuation Plan on
account of involuntary termination without cause.
Additional information on our Pension Plan, Target 401(k) Plan,
EDCP, and perquisites is provided in the footnotes and tables that follow the “Summary compensation table” on page 58.
See Note 2 to the “Table of potential payments upon
termination or change-in control” beginning on page 64 for
additional information about the ICP.

TARGET CORPORATION 2026 Proxy Statement	53

Compensation Discussion and Analysis
Compensation governance
Target’s executive compensation practices

Practice	Description	Page
Pay for performance	A significant percentage of the total direct compensation package features performance-based metrics, including 100% of our annual LTI awards.	41
Robust stock ownership guidelines	We have stock ownership guidelines of 7x base salary for the CEO, 3x base salary for Non-CEO NEOs, and 5x the annual cash retainer for the Board.	33
Annual shareholder “Say on Pay”	We value our shareholders’ input on our executive compensation programs. Our Board seeks an annual non-binding advisory vote from shareholders to approve the executive compensation disclosed in the CD&A, tabular disclosures, and related narrative of the 2026 Proxy Statement.	75
Double trigger change-in-control	We grant equity awards that require both a change-in-control and an involuntary termination without cause or voluntary termination with good reason in order to vest.	64
Annual compensation risk assessment	A risk assessment of our compensation programs is performed on an annual basis to ensure that our compensation programs and policies do not incentivize excessive risk-taking behavior.	55
Clawback policies	We have a clawback policy that allows recovery of incentive cash, equity compensation, and severance payments when a senior executive’s intentional misconduct results in material financial or reputational harm or results in a need for a restatement of our consolidated financial statements. In accordance with SEC rules and NYSE listing standards, we have a separate clawback policy that requires the recovery of excess incentive- based compensation from covered officers in the event we are required to prepare a restatement of our consolidated financial statements.	56
Independent compensation consultant	The Compensation & Human Capital Management Committee retains an independent compensation consultant to advise on executive compensation programs and practices.	54
No hedging of company stock	Our NEOs and members of the Board may not directly or indirectly engage in transactions intended to hedge or offset the market value of Target common stock owned by them.	56
No pledging of company stock	Our NEOs and members of the Board may not directly or indirectly pledge Target common stock as collateral for any obligation.	56
No tax gross-ups	We do not provide tax gross-ups to our NEOs.
No dividends on unearned performance awards	We do not pay dividends on unearned performance awards.	61
No repricing or exchange of underwater stock options	Our equity incentive plan does not permit repricing or exchange of underwater stock options without shareholder approval.
No repricing or exchange of underwater stock options	Our equity incentive plan does not permit repricing or exchange of underwater stock options without shareholder approval.
Process for determining executive compensation
Compensation & Human Capital Management Committee
The Compensation & Human Capital Management Committee
is responsible for determining the composition and value of the pay packages for our Leadership Team. While the CD&A
describes the executive compensation awarded to our NEOs,
the process for setting executive compensation applies to the other members of our Leadership Team as well. The
Compensation & Human Capital Management Committee
receives assistance from two sources: (a) an independent
compensation consulting firm, Semler Brossy, and (b) our
internal executive compensation team, led by our Executive
Vice President & Chief Human Resources Officer (EVP &
CHRO).
All decisions regarding executive compensation are made
solely by the Compensation & Human Capital Management
Committee. The Compensation & Human Capital Management
Committee may not delegate its primary responsibility of
overseeing Leadership Team compensation, but it may
delegate to management authority for our compensation plans
that do not involve the setting of compensation levels for the
Leadership Team. In addition, the Compensation & Human
Capital Management Committee has established an Equity
Subcommittee comprised in Fiscal 2025 of Ms. Lozano, Mr.
Baker, Mr. Barrett, Ms. Boudreaux, and Ms. Leahy for the
purposes of granting equity awards to members of the Board
and any Team Members who are subject to Section 16 of the
Exchange Act and to take any action required to be performed by a committee or subcommittee of “non-employee directors”
to preserve the exemption available under Rule 16b-3 of the
Exchange Act.

54	TARGET CORPORATION 2026 Proxy Statement

Compensation Discussion and Analysis
Compensation & Human Capital Management Committee’s independent consultant
Semler Brossy has been retained by and reports directly to the
Compensation & Human Capital Management Committee and
does not have any other consulting engagements with
management or Target. The Compensation & Human Capital
Committee assessed Semler Brossy’s independence in light of
SEC rules and NYSE listing standards and determined that no
conflict of interest or independence concerns exist.
With respect to CEO compensation, Semler Brossy provides
an independent recommendation to the Compensation &
Human Capital Management Committee, in the form of a range
of possible outcomes, for the Compensation & Human Capital
Management Committee’s consideration. In developing its
recommendation, Semler Brossy relies on its understanding of
Target’s business and compensation programs and its own
independent research and analysis. Semler Brossy does not
meet with our CEO with respect to CEO compensation. Semler
Brossy provides an independent assessment of the CEO’s
recommendations on NEO compensation to the
Compensation & Human Capital Management Committee.
Compensation of the Non-CEO NEOs
In developing compensation recommendations for the Non-
CEO NEOs, the EVP & CHRO provides our CEO with market
data on pay levels and compensation design practices
provided by management’s external compensation
consultants, Willis Towers Watson and Korn Ferry Group,
covering our retail and general industry peer group companies.
Management’s outside consultants do not have any interaction with either the Compensation & Human Capital Management
Committee or our CEO, but do interact with the EVP & CHRO
and her team. In addition to providing market data,
management’s external compensation consultants perform
other services for Target unrelated to determining executive compensation.
Our EVP & CHRO and CEO work together to develop our
CEO’s compensation recommendations to the Compensation
& Human Capital Management Committee for the Non-CEO
NEOs. The CEO alone is responsible for providing final
compensation recommendations to the Compensation &
Human Capital Management Committee for the Non-CEO
NEOs.
Benchmarking using compensation peer groups
Peer group market positioning is another important factor
considered in determining each NEO’s Annual TDC.
For each NEO, the Annual TDC levels and elements described
in the preceding pages are annually evaluated relative to our retail and general industry peer group companies. The market comparisons are determined by use of compensation data
obtained from publicly available proxy statements analyzed by
Semler Brossy and proprietary survey data assembled by
Willis Towers Watson and Korn Ferry Group.
Due to a range of factors, including the scope of NEO
positions, tenure in role, and company-specific concerns,
there is an imperfect comparability of NEO positions between companies. As a result, market position serves as a reference point in the Annual TDC determination process rather than a
formula-driven outcome.
The retail peer group is formulated based on an initial screen of companies in the Global Industry Classification Standard
Retailing or Food & Staples Retailing groups with revenue from core retail operations greater than $15 billion. The retail peer group is also used within our LTI plans. Target’s relative
performance compared to this peer group on key metrics
determines overall payout for our PSUs and PBRSUs. The
comparator group for PSUs and PBRSUs represents the
prevailing retail peer group at the time of grant. Changes to the peer group impact prospective grants only (outstanding grants are not amended). As a result, there are differences between the retail peer group within our outstanding LTI cycles.
General industry companies are also included as a peer group because they represent companies with whom we compete for
talent. Like the selected retailers, the general industry
companies are large and among the leaders in their industries.
The composition of the peer groups is reviewed annually to
ensure it is appropriate in terms of company size and business focus, and any changes made are reviewed with Semler
Brossy and approved by the Compensation & Human Capital
Management Committee. The retail and general industry peer
groups used for executive compensation granted in Fiscal
2025 are provided in the following table. Nordstrom and
Walgreens were removed from the retail peer group in Fiscal
2025 following their transitions to private ownership.

TARGET CORPORATION 2026 Proxy Statement	55

Compensation Discussion and Analysis

2025 peer groups	Retail	Albertsons Companies, Inc. (ACI)	The Home Depot, Inc. (HD)	General industry	3M Company (MMM)	McDonald’s Corporation (MCD)
		Amazon.com, Inc. (AMZN)	Kohl’s Corporation (KSS)		Abbott Laboratories (ABT)	MetLife, Inc. (MET)
		Best Buy Co., Inc. (BBY)	The Kroger Co. (KR)		Archer-Daniels- Midland Company (ADM)	Mondelez International, Inc. (MDLZ)
		BJ’s Wholesale Club Holdings, Inc. (BJ)	Lowe’s Companies, Inc. (LOW)		The Cigna Group (CI)	NIKE, Inc. (NKE)
		Costco Wholesale Corporation (COST)	Macy’s, Inc. (M)		The Coca-Cola Company (KO)	PepsiCo, Inc. (PEP)
		CVS Health Corporation (CVS)	Publix Super Markets, Inc. (PUSH)		Elevance Health, Inc. (ELV)	The Procter & Gamble Company (PG)
		Dollar General Corporation (DG)	Ross Stores, Inc. (ROST)		FedEx Corporation (FDX)	RTX Corporation (RTX)
		Dollar Tree, Inc. (DLTR)	The TJX Companies, Inc. (TJX)		General Mills, Inc. (GIS)	Starbucks Corporation (SBUX)
		The Gap, Inc. (GPS)	Walmart Inc. (WMT)		Johnson & Johnson (JNJ)	United Parcel Service, Inc. (UPS)
					Johnson Controls International plc (JCI)	UnitedHealth Group Incorporated (UNH)
Marriott International, Inc. (MAR)
The following table summarizes our scale relative to our retail and general industry peer groups. The financial information reflects fiscal year-end data available as of January 31, 2026:

	2025 peer group comparison(1)(2)
	Retail			General industry
	Revenues	Market cap	Employees	Revenues	Market cap	Employees
25th Percentile	$21,598	$12,482	88,797	$36,441	$75,447	71,295
Median	$58,269	$35,673	177,600	$70,986	$90,116	109,000
75th Percentile	$156,416	$162,221	358,250	$88,821	$224,329	254,360
Target Corporation	$104,780	$47,757	415,000	$104,780	$47,757	415,000
(1)All dollar amounts in millions.
(2)Data Source: Equilar.
Compensation policies and risk
Compensation risk assessment
As part of our annual review of our compensation practices,
we conduct an analysis of whether our compensation policies
and practices for our Team Members create material risks for
Target. Our risk assessment is two pronged. First, we take a
“top-down” approach by evaluating whether our
compensation programs and policies intensify top enterprise-
wide risks. Next, we take a “bottom-up” approach to assess
the following key compensation risk areas: performance
measures, pay mix, goal setting and performance curve,
leverage, magnitude of pay, calculation of performance,
participant communication, severance, and corporate
governance.
The results of this analysis, which concluded that our policies and practices do not create risks that are reasonably likely to have a material adverse effect on Target, were reviewed by the
Compensation & Human Capital Management Committee’s
independent consultant and discussed with the Compensation
& Human Capital Management Committee. More specifically,
this conclusion was based on the following considerations:

56	TARGET CORPORATION 2026 Proxy Statement

Compensation Discussion and Analysis

Compensation risk considerations
Pay mix
Compensation mix of base salary, short-term incentives, and long-term incentives provides compensation opportunities measured by a variety of time horizons to balance our near-term and long-term strategic goals.

Performance metrics
A variety of distinct performance metrics are used in both the short-term and long-term incentive plans. This “portfolio” approach to performance metrics encourages focus on sustained and holistic overall company performance.

Performance goals
Goals are typically approved by our independent directors at the beginning of the performance period and take into account our historical performance, current strategic initiatives, and the expected macroeconomic environment. Our short-term and long-term incentive compensation programs are designed with payout curves and leverage that support our pay for performance philosophy. The relative nature of our LTI programs does not require setting absolute multi-year goals. Notably, our PSU program requires above median performance versus peers to earn an at-goal payout.

Equity incentives
Equity incentive programs and stock ownership guidelines are designed to align management and shareholder interests by providing vehicles for our NEOs to accumulate and maintain an ownership position in Target.

Risk mitigation policies
We incorporate several risk mitigation policies into our executive compensation program, including:
•the Compensation & Human Capital Management Committee’s ability to use “negative discretion” to determine appropriate payouts under formula-based plans;
•clawback policies that provide for recovery of compensation following a restatement of our consolidated financial statements or certain intentional misconduct;
•stock ownership guidelines for our NEOs and Board; and
•anti-hedging and anti-pledging policies.

Clawback policies
Our longstanding clawback policy allows for recovery of
compensation if a senior executive’s intentional misconduct:
•violates the law, our code of ethics, or any significant ethics or compliance policy; and
•results in material financial or reputational harm or results in a need for a restatement of our consolidated financial
statements.
The compensation elements that are subject to recovery under this policy include all:
•amounts paid under the STIP (including any discretionary
payments);
•awards under our LTI plans whether exercised, vested,
unvested, or deferred; and
•amounts paid under the ICP.
All recoveries are determined in the discretion of the Compensation & Human Capital Management Committee. In accordance with
SEC rules and NYSE listing standards, in 2023, we adopted a separate clawback policy that provides for the recovery of excess incentive-based compensation from covered officers in the event we are required to prepare a restatement of our consolidated financial statements.
Anti-hedging and anti-pledging policies
Members of the Leadership Team, which includes the CEO and Non-CEO NEOs, members of the Board, and all Team Members are prohibited from directly or indirectly engaging in capital transactions intended to hedge or offset the market value of Target common stock owned by them. In addition, the Leadership Team and members of the Board are prohibited from pledging Target common stock owned by them as collateral for any loan. All of our Leadership Team and members of the Board are in compliance with these policies.
Securities trading policy
Target has a securities trading policy governing the purchase, sale, and other dispositions of Target’s securities by directors, officers, and employees. Certain provisions of the policy apply to transactions by Target in its securities. Target believes that its securities trading policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to Target. A copy of the securities trading policy was filed as Exhibit 19.1 to Target’s 2025 Annual Report.

TARGET CORPORATION 2026 Proxy Statement	57

Compensation Discussion and Analysis
Equity grant timing practices
The following practices have not been formalized in a written policy, but have been regularly followed:
•our annual LTI grant coincides with a regularly scheduled Board meeting that is scheduled more than one year in advance.
Currently, the annual LTI awards are granted at the March Board meeting. The Board has retained discretion to change the annual grant date in the future under appropriate circumstances;
•we do not grant equity awards in anticipation of the release of material nonpublic information, and we do not time the release of material nonpublic information based on equity award grant dates for the purpose of affecting the value of such grants; and
•we occasionally grant equity compensation to our NEOs outside of our annual LTI award cycle for new hires, promotions, recognition, retention, or other purposes. If the grant date is after the approval date, it must be on a date specified at the time of approval.

58	TARGET CORPORATION 2026 Proxy Statement

Compensation tables
Summary compensation table
The following “Summary compensation table” contains values calculated and disclosed according to SEC reporting requirements.
Salary, Bonus, and Non-equity incentive plan compensation amounts reflect the compensation earned during each fiscal year.
Stock Awards reflect awards with a grant date during each fiscal year.

Name and principal position	Fiscal year	Salary	Bonus(1)	Stock awards(2)(3)	Non-equity incentive plan compensation(4)	Change in pension value and nonqualified deferred compensation earnings(5)	All other compensation(6)	Total
Brian C. Cornell Chair & former Chief Executive Officer	2025	$1,400,000	$462,000	$18,555,280	$787,920	$0	$624,888	$21,830,088
	2024	$1,400,000	$785,400	$16,087,492	$1,538,320	$0	$596,391	$20,407,603
	2023	$1,400,000	$831,600	$14,720,515	$1,782,200	$0	$469,038	$19,203,353
Jim Lee EVP & Chief Financial Officer	2025	$850,000	$140,250	$5,130,567	$239,190	$0	$74,493	$6,434,500
	2024	$310,577	$2,287,117	$8,527,406	$170,631	$0	$12,134	$11,307,865
Michael J. Fiddelke Former EVP & Chief Operating Officer and current Chief Executive Officer	2025	$1,065,385	$176,423	$7,853,253	$300,882	$18,507	$183,621	$9,598,071
	2024	$900,000	$252,450	$4,942,063	$494,460	$17,524	$134,946	$6,741,443
	2023	$771,226	$229,054	$3,259,800	$490,886	$16,433	$98,819	$4,866,218
Richard H. Gomez Former EVP & Chief Commercial Officer	2025	$837,019	$138,346	$4,828,084	$235,943	$0	$146,321	$6,185,713
	2024	$764,423	$214,421	$2,628,759	$419,974	$0	$162,478	$4,190,055
Melissa K. Kremer EVP & Chief HR Officer	2025	$787,019	$130,096	$4,122,104	$221,873	$17,502	$124,337	$5,402,931
Amy Tu Former EVP & Chief Legal & Compliance Officer	2025	$285,577	$0	$4,525,490	$0	$0	$1,009,043	$5,820,110
	2024	$364,904	$2,652,356	$7,154,576	$200,478	$0	$161,510	$10,533,824
(1)The “Bonus” amount shows actual payouts earned under our STIP for the team scorecard component. Due to her departure,
Ms. Tu was not eligible to receive a STIP payout.
(2)Amounts represent the aggregate grant date fair value of awards made each fiscal year, as computed in accordance with
FASB ASC Topic 718. See Notes 23 and 21, Share-Based Compensation, in the 2025 Annual Report and the 2024 Annual
Report, respectively, for a description of our accounting and the assumptions used. Due to his departure and retirement eligibility, Mr. Gomez is eligible to receive 100% of his PSUs, 50% of his PBRSUs, and pro-rated vesting of his SLPAs based on time served during the performance period with original payout timing. 50% of his PBRSUs were forfeited. Due to her departure, Ms. Tu is eligible to receive 50% vesting of her PBRSUs granted with original payout timing. 100% of her PSUs and SLPAs, and 50% of her PBRSUs were forfeited.
(3)Represents the aggregate grant date fair value of PSUs, PBRSUs, and SLPAs that were computed based on the probable outcome of the performance conditions as of the grant date. Actual payments will be based on degree of attainment of the performance conditions and our stock price on the settlement date. The range of payments for the PSUs and SLPAs granted in Fiscal 2025 is as follows:

TARGET CORPORATION 2026 Proxy Statement	59

Compensation tables

Name	Minimum amount	Amount reported	Maximum amount
Mr. Cornell
PSU Granted 3/12/25	$0	$11,040,105	$22,080,210
Mr. Lee
PSU Granted 3/12/25	$0	$2,160,089	$4,320,178
SLPA Granted 3/12/25	$0	$1,500,101	$3,000,202
Mr. Fiddelke
PSU Granted 3/12/25	$0	$3,780,020	$7,560,040
SLPA Granted 3/12/25	$0	$1,500,101	$3,000,202
Mr. Gomez
PSU Granted 3/12/25	$0	$1,980,073	$3,960,146
SLPA Granted 3/12/25	$0	$1,500,101	$3,000,202
Ms. Kremer
PSU Granted 3/12/25	$0	$1,560,070	$3,120,140
SLPA Granted 3/12/25	$0	$1,500,101	$3,000,202
Ms. Tu
PSU Granted 3/12/25	$0	$1,800,056	$3,600,112
SLPA Granted 3/12/25	$0	$1,500,101	$3,000,202
(4)The “Non-equity incentive plan compensation” amount shows actual payouts earned under the financial component of our
STIP. Due to her departure, Ms. Tu was not eligible to receive a STIP payout.
(5)The “Change in pension value and nonqualified deferred compensation earnings” amount represents the change in the qualified pension amounts for NEOs who are eligible for our Pension Plan, SPP I, or SPP II and reflects the additional pension benefits attributable to additional service, increases in eligible earnings, and changes in the discount rate. The discount rates used in Fiscal 2025, Fiscal 2024, and Fiscal 2023 were 5.56%, 5.68%, and 5.20%, respectively. For Fiscal 2025, the actual change in the qualified pension plan amount was an increase of $18,507 for Mr. Fiddelke and an increase of $17,502 for Ms.
Kremer. Mr. Cornell, Mr. Lee, Mr. Gomez, and Ms. Tu are not eligible for the Pension Plan, SPP I, or SPP II because they were hired after January 2009.
(6)The “All other compensation” amounts reported for Fiscal 2025 include the elements in the following table:

Name	Company matching contributions	Life insurance	SPP adjustments	Severance	Perquisites	Total
Mr. Cornell	$186,186	$45,720	$0	$0	$392,982	$624,888
Mr. Lee	$56,940	$8,280	$0	$0	$9,273	$74,493
Mr. Fiddelke	$90,609	$5,621	$46,074	$0	$41,317	$183,621
Mr. Gomez	$73,975	$15,480	$0	$0	$56,866	$146,321
Ms. Kremer	$68,885	$5,400	$26,579	$0	$23,473	$124,337
Ms. Tu	$17,183	$4,763	$0	$981,699	$5,398	$1,009,043
Company matching contributions. Company matching contributions represent restored match credits and 401(k) matching contributions made by Target. Restored match credits represent matching contributions made by Target into a participant’s
EDCP account where matching contributions for eligible pay are not able to be made into the participant’s Target 401(k) Plan account because of IRC limits. The amount of the restored match credits may represent up to a maximum of 5% of eligible pay allocated between the participant’s Target 401(k) Plan and EDCP accounts. The 5% match rate is the same for all Team
Members.
Life insurance. Life insurance represents the dollar value of life insurance premiums paid by Target.
SPP adjustments. SPP adjustments represent fluctuations of supplemental pension plan benefits that are credited or debited to the NEO’s EDCP accounts. These benefits are based on our normal pension formulas. As applicable, they are affected by final average pay, service, age, and changes in interest rates.
Severance. Severance represents the amount paid to Ms. Tu under Target’s ICP program for Fiscal 2025.
Perquisites. The dollar amount of “Perquisites” in this Note’s table represents the incremental cost of providing the perquisite. We generally measure incremental cost by the additional variable costs attributable to personal use, and we disregard fixed costs that do not change based on usage. Incremental cost for personal use of company-provided aircraft was determined by including fuel cost, landing fees, on-board catering, any variable maintenance costs attributable to personal flights, any commuting expenses to and from the airport, and related unoccupied positioning, or “deadhead,” flights.
Mr. Cornell is eligible only for perquisites that serve a business purpose for Target or support his safety, health, and well-
being, namely: reimbursement of security expenses, on-site parking, executive physical, and personal use of company-owned aircraft (including to travel to outside board meetings) for security reasons. The perquisites for our Non-CEO NEOs typically

60	TARGET CORPORATION 2026 Proxy Statement

Compensation tables
consist of reimbursement of financial management expenses, reimbursement of security expenses, on-site parking, spousal travel on business trips, limited personal use of company-owned aircraft (including to travel to outside board meetings), and executive physicals. The individual perquisites that exceeded $25,000 were use of the company-owned aircraft. Mr. Cornell’s personal use of company-owned aircraft, driven by security concerns that have intensified in recent years, amounted to
$372,573, and Mr. Gomez’s personal use of company-owned aircraft was for travel to outside board meetings, which amounted to $36,285. No tax gross-ups are provided on these perquisites.
In addition to the perquisites described in this Note and quantified in this Note’s table, the NEOs occasionally use support staff time for personal matters, principally to allow them to devote more time to our business, and receive personal use of empty seats on business flights of company-owned aircraft, and personal use of event tickets when such tickets are not being used for business purposes, each of which are benefits for which we have no incremental cost.
Grants of plan-based awards in Fiscal 2025

		Estimated possible payouts under non-equity incentive plan awards(1)			Estimated future payouts under equity incentive plan awards(2)			Grant date fair value of stock awards(3)
Name	Grant date	Threshold	Target	Maximum	Threshold	Target	Maximum
Brian C.	3/12/25	$560,000	$1,876,000	$3,752,000
Cornell	3/12/25				0	101,621	203,242	$11,040,105
	3/12/25				50,811	67,747	84,684	$7,515,175
Jim Lee	3/12/25	$170,000	$569,500	$1,139,000
	3/12/25				0	19,883	39,766	$2,160,089
	3/12/25				9,942	13,255	16,569	$1,470,377
	3/12/25				0	13,808	27,616	$1,500,101
Michael J.	3/12/25	$213,846	$716,385	$1,432,769
Fiddelke	3/12/25				0	34,794	69,588	$3,780,020
	3/12/25				17,397	23,196	28,995	$2,573,132
	3/12/25				0	13,808	27,616	$1,500,101
Richard H.	3/12/25	$167,692	$561,769	$1,123,538
Gomez(4)	3/12/25				0	18,226	36,452	$1,980,073
	3/12/25				9,114	12,151	15,189	$1,347,910
	3/12/25				0	13,808	27,616	$1,500,101
Melissa K.	3/12/25	$157,692	$528,269	$1,056,538
Kremer	3/12/25				0	14,360	28,720	$1,560,070
	3/12/25				7,180	9,573	11,967	$1,061,933
	3/12/25				0	13,808	27,616	$1,500,101
Amy Tu(5)	3/12/25	$165,000	$552,750	$1,105,500
	3/12/25				0	16,569	33,138	$1,800,056
	3/12/25				8,285	11,046	13,808	$1,225,333
	3/12/25				0	13,808	27,616	$1,500,101
(1)Awards represent potential payments under the financial component of our annual STIP in Fiscal 2025, which are based on specified target levels of Incentive Operating Income and Net Sales, as described on page 42 of the CD&A. The actual payouts earned under the financial component of our annual STIP are reflected in the “Non-equity incentive plan compensation” column of the “Summary compensation table.” 67% of the annual STIP is based on the financial component, and 33% is based on the team scorecard component, as described on page 45. The threshold, goal, and maximum payouts for the team scorecard component as a percentage of goal, which are not included in the table above, are described on page
46. To be eligible for a payment under the annual STIP, NEOs must be employed on the date the payments are made
(typically in March of each year with respect to the preceding fiscal year), except in the event of death, disability, or retirement eligibility (termination other than for cause after age 55 with at least five years of service). The maximum payment for our annual STIP is the annual plan maximum, which is generally four times salary for our CEO and two times salary for Non-CEO
NEOs. Due to her departure as of June 1, 2025, Ms. Tu was not eligible to receive a STIP payout.
(2)Awards represent potential payments under PSUs, PBRSUs, and SLPAs granted in Fiscal 2025. See the CD&A for a more detailed description of the performance measures for those awards. The other terms of the PSUs, PBRSUs, and SLPAs are described in Note 2 to the “Outstanding equity awards at Fiscal 2025 year-end” table on page 61.
(3)Grant date fair value for PSUs, PBRSUs, and SLPAs was determined pursuant to FASB ASC Topic 718.

TARGET CORPORATION 2026 Proxy Statement	61

Compensation tables
(4)Due to his departure and retirement eligibility, Mr. Gomez is eligible to receive 100% of his PSUs, 50% of his PBRSUs, and pro-rated vesting of his SLPAs based on time served during the performance period with original payout timing. 50% of his
PBRSUs were forfeited.
(5)Due to her departure, Ms. Tu is eligible to receive 50% vesting of her PBRSUs granted with original payout timing. 100% of
PSUs and SLPAs, and 50% of PBRSUs were forfeited.
Outstanding equity awards at Fiscal 2025 year-end

Name		Stock awards
	Grant Date	Number of shares or units of stock that have not vested(1)	Market value of shares or units of stock that have not vested(1)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested(2)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested(2)
Brian C. Cornell	3/13/2024			99,989	$10,545,840
	3/12/2025			177,436	$18,714,175
Jim Lee	9/30/2024	31,798	$3,353,735	10,303	$1,086,657
	3/12/2025			49,187	$5,187,753
Michael J. Fiddelke	3/13/2024			30,721	$3,240,144
	3/12/2025			75,223	$7,933,770
Richard H. Gomez(3)	3/13/2024			16,347	$1,724,118
	3/12/2025			46,295	$4,882,734
Melissa K. Kremer	3/13/2024			14,710	$1,551,464
	3/12/2025			39,544	$4,170,706
Amy Tu(4)	8/30/2024			4,179	$440,759
	3/12/2025			5,788	$610,460
(1)Represents shares issuable under outstanding RSUs granted to Mr. Lee  as a part of his new hire compensation. Those RSUs vest in one-third increments on each of the first three anniversaries of the grant date. After vesting, the RSUs will be converted into shares of our common stock on a 1:1 basis. Dividend equivalents are accrued (in the form of additional units)
on the RSUs during the vesting period and converted to shares if and after the underlying RSUs vest. Mr. Lee must generally be continuously employed for three years from the grant date in order to receive the shares, except vesting of 100% of the outstanding RSUs is accelerated in the event of death or disability, and vesting of 50% of any outstanding RSUs is accelerated in the event of an involuntary termination without cause.
(2)The shares reported in these columns represent potentially issuable shares under outstanding PSUs, PBRSUs, and SLPAs which represent the right to receive a variable number of shares based on actual performance over the performance periods described in the CD&A of the applicable proxy statements for the years the awards were granted. The number of shares reported is based on our actual performance results through the end of Fiscal 2025 under the applicable performance measures and assuming that the payout will occur at the next highest level (threshold, target, or maximum). The performance levels required for payouts on outstanding awards are described in the CD&A of the applicable proxy statements for the years the awards were granted. The market value of stock reported is calculated by multiplying the number of shares by our Year-
End Stock Price. As of the end of the Fiscal 2025, actual performance results for all outstanding PSUs, PBRSUs, and SLPAs were below target levels. Based on this performance, the amounts in these columns represent payouts at the target level for all outstanding PSUs, PBRSUs, and SLPAs.
Dividend equivalents are accrued (in the form of additional units) on PSUs, PBRSUs, and SLPAs respectively, during the vesting period and are subject to the same performance and other conditions as the underlying PSUs, PBRSUs, and SLPAs.
The dividend equivalents are converted to shares if and after the underlying PSUs, PBRSUs, and SLPAs vest.
The payment date of the awards, to the extent they are earned, will generally be within 90 days after the date the
Compensation & Human Capital Management Committee certifies the financial results following completion of the performance period. In addition, PSUs, PBRSUs, and SLPAs are subject to certain post-employment covenants. Vesting will also occur, and any shares earned upon certification of the financial results following completion of the performance period will be paid, if a termination occurs under the following circumstances prior to the end of the performance period (referred to as “vesting-extension provisions”):
•death or disability;
•NEO is age 55 or greater and has at least 5 years of service;
•for PSUs only, the NEO is age 45-54, has at least 15 years of service, and has worked for a specified minimum amount of the performance period (one to two years, depending on age);
•for PBRSUs only, 50% of the shares subject to an award will vest if the recipient is involuntarily terminated without cause prior to the scheduled vesting date; or

62	TARGET CORPORATION 2026 Proxy Statement

Compensation tables
•for SLPAs only, following involuntary termination without cause or retirement (at age 55 or greater with at least 5 years of service), vesting is accelerated for a pro-rated amount of the Earned Payout shares, calculated using the participant’s months of service during the 36-month performance period, and the remaining unvested shares are forfeited.
To receive these vesting-extension provisions, the NEO must sign an agreement that releases any claims against us and includes post-employment covenants. If the termination is voluntary, the NEO must also have commenced discussions with
Target regarding the NEO’s consideration of termination at least six months prior to termination. Beginning in 2023, the NEOs vest pro-rata in PSU and PBRSU awards granted during the fiscal year in which their retirement occurs. These vesting-
extension provisions are not available if an executive officer’s employment is terminated for cause. If an NEO’s employment is terminated for cause, then all PSUs and PBRSUs are forfeited.
(3)For Mr. Gomez, the amounts in this table represent his outstanding awards at Fiscal 2025 year end. Due to his departure and retirement eligibility, Mr. Gomez will receive 100% of his 2024-2026 and 2025-2027 PSUs, 50% of his 2024-2026 and
2025-2027 PBRSUs, and a pro-rated percentage of his SLPAs.
(4)For Ms. Tu, the amounts in this table represent 50% of her 2024-2026 and 2025-2027 PBRSU awards that are outstanding.
The following were forfeited in accordance with the terms of the awards: 100% of her 2024-2026 and 2025-2027 PSUs, 50%
of her 2024-2026 and 2025-2027 PBRSUs, 100% of her SLPAs, and 50% of her RSUs.
Stock vested in Fiscal 2025

Name	Stock awards
	Number of shares acquired on vesting	Value realized on vesting(1)
Brian C. Cornell	79,564	$9,582,816
Jim Lee	15,548	$1,379,574
Michael J. Fiddelke	17,628	$2,123,145
Richard H. Gomez	13,085	$1,575,978
Melissa K. Kremer	11,375	$1,370,023
Amy Tu(2)	13,785	$1,335,491
(1)“Value realized on vesting” is calculated by multiplying the number of shares acquired on vesting by the market value of
Target common stock on the respective vesting date(s), except that where the Compensation & Human Capital Management
Committee must certify the number of shares earned, “Value realized on vesting” is calculated by multiplying the number of shares earned by the market value of Target common stock on the date the Compensation & Human Capital Management
Committee certifies the shares that were earned.
(2)For Ms. Tu, the amounts in this table represent accelerated vesting of 50% of her outstanding RSUs upon her departure in accordance with the terms of the award.
Pension benefits for Fiscal 2025

Name(1)	Plan name	Age at FYE	Number of years credited service	Present value of accumulated benefit	Payments during last fiscal year
Michael J. Fiddelke	Target Corporation Pension Plan	49	21	$182,765	$0
Melissa K. Kremer	Target Corporation Pension Plan	48	21	$160,297	$0
(1)Mr. Cornell, Mr. Lee, Mr. Gomez, and Ms. Tu are not eligible for the Target Corporation Pension Plan, SPP I, or SPP II
because they were hired after January 2009.
Pension plan
The “Pension benefits for Fiscal 2025” table reports benefits under the Pension Plan, which is a tax qualified retirement plan that provides retirement benefits to eligible Team Members
who were hired prior to January 2009. The Pension Plan uses
two different benefit formulas: Final Average Pay and Cash
Balance Plan.
Team Members who were active participants in the Pension
Plan prior to 2003 had the choice to have benefits for their service after December 31, 2002 calculated using either the
final average pay formula or the cash balance plan formula.
Since Mr. Fiddelke and Ms. Kremer joined Target after
December 31, 2002, their benefit is based on the cash balance plan formula.

TARGET CORPORATION 2026 Proxy Statement	63

Compensation tables
Cash balance plan formula
The cash balance plan formula is determined by the value of
the participant’s cash balance plan account balance, which is credited each calendar quarter with both pay credits and
interest credits. Pay credits to a participant’s personal pension account are based on a fixed percentage of the participant’s eligible pay for the quarter, subject to the annual IRC limit, ranging from 1.5% to 6.5%, depending upon the participant’s
combined age and service. Interest credits to a participant’s personal pension account are generally made on the last day
of the quarter based on the value of the account at the
beginning of the quarter and at an interest rate of 4.64%. A participant’s cash balance plan account balance is payable to the participant at any time after termination of employment in a form elected by the participant.
Supplemental pension plans
We also provide benefits under supplemental pension plans,
which are reflected in the “Nonqualified deferred
compensation for Fiscal 2025” table. SPP I restores the lost qualified Pension Plan benefit due to an officer’s eligible pay being greater than the annual compensation limits imposed by the IRC, and is based on the same benefit formulas used for
determining benefits under the Pension Plan. SPP II restores the lost qualified Pension Plan benefit due to amounts being deferred under the EDCP (our current deferred compensation
plan) and therefore not considered for benefit purposes under the Pension Plan or SPP I.
Each year, the annual change in the actuarial lump-sum
amount of a participant’s vested benefits under SPP I and II is calculated and added to, or deducted from, the participant’s
EDCP account. A final calculation and an EDCP account
adjustment occurs upon termination of employment. Because
of the feature that annually transfers amounts to a participant’s
EDCP account, the benefits accrued under SPP I and II are
reflected as EDCP deferrals in the “Nonqualified deferred
compensation for Fiscal 2025” table.
Nonqualified deferred compensation for Fiscal 2025
The amounts in the following table represent deferrals under the EDCP, which includes the supplemental pension benefits discussed in the preceding section.

Name	Executive contributions in last FY(1)	Registrant contributions in last FY(2)	Aggregate earnings in last FY(3)	Aggregate withdrawals/ distributions in last FY	Aggregate balance at last FYE(4)
Brian C. Cornell	$132,497	$168,686	$688,314	$0	$8,005,585
Jim Lee	$61,472	$37,887	$6,713	$0	$112,695
Michael J. Fiddelke	$181,980	$118,035	$243,043	$0	$2,387,966
Richard H. Gomez	$213,740	$55,638	$293,760	$0	$2,198,073
Melissa K. Kremer	$22,214	$77,762	$669,060	$0	$6,389,879
Amy Tu	$14,279	($317)	$5,071	($33,791)	$0
(1)All amounts of executive contributions in the table have been reported in the current year “Summary compensation table.”
(2)All registrant contributions from the table have been reported in the current year “Summary compensation table.” Registrant contributions include transfers of SPP benefits, whether such adjustments are positive or negative, and restored match credits on executive deferrals into the EDCP (i.e., matching contributions made into a participant’s EDCP account where matching contributions are not able to be made into the participant’s Target 401(k) Plan account because of IRC limits).
Restored match credits are subject to a vesting requirement. Contributions made in Fiscal 2017 and later years cliff vest five years after an executive first becomes eligible to participate in EDCP. The restored match credits made to each of our NEOs in Fiscal 2025 are vested, other than Mr. Lee. Ms. Tu forfeited her restored match credits as she was not vested.
(3)No amounts from aggregate earnings in the table have been reported in the current year “Summary compensation table.”
(4)The following amounts of the aggregate balance from the table were reported in the summary compensation tables covering
Fiscal 2006 to Fiscal 2024.

64	TARGET CORPORATION 2026 Proxy Statement

Compensation tables

Name	Reported in prior years’ summary compensation tables
Mr. Cornell	$4,233,926
Mr. Lee	$6,539
Mr. Fiddelke	$1,048,947
Mr. Gomez	$302,326
Ms. Kremer	$0
Ms. Tu	$14,596
Participants in the EDCP may generally elect to defer up to
80% of their salary, bonus, and non-equity incentive plan
payments. At any time, EDCP participants are permitted to
choose to have their account balance indexed to crediting rate alternatives that generally mirror the investment choices and actual rates of return available under the Target 401(k) Plan, except that the EDCP alternatives also include a Target
common stock fund. Target invests general corporate assets
through various investment vehicles to offset a substantial
portion of the economic exposure to the investment returns
earned under EDCP. See Note 24, Defined Contribution Plans,
in the 2025 Annual Report for additional information.
At the time of deferral, participants can elect to receive a distribution of their EDCP account at a fixed date or upon
termination of employment. EDCP payouts at a fixed date will be made as lump-sum payments. EDCP payouts made on
termination of employment can be made as a lump-sum
payment, or installment payments over five or ten years
commencing immediately or one year after termination of
employment. EDCP payouts are also made in the case of the
termination of EDCP, a qualifying change-in-control, or
unforeseeable financial emergency of the participant creating severe financial hardship.
The EDCP is intended to comply with IRC Section 409A. As a
result, payments to NEOs based on a termination of
employment will generally be delayed six months. The EDCP is an unfunded plan and represents a general unsecured
obligation of Target. Participants’ account balances will be paid only if Target has the ability to pay. Accordingly, account balances may be lost in the event of Target’s bankruptcy or
insolvency.
Potential payments upon termination or
change-in-control
This section explains the payments and benefits to which our currently employed NEOs are entitled in various termination of employment and change-in-control scenarios. The potential
payments to the currently employed NEOs are hypothetical
situations only, and assume that termination of employment
and/or change-in-control occurred on January 31, 2026, the
last day of Fiscal 2025, and that any consideration paid in
connection with a hypothetical change-in-control was at our
Year-End Stock Price.
In general terms, we will experience a change-in-control, as defined in our compensation plans, whenever any of the
following events occur:
•our continuing directors cease to constitute a majority of our
Board (any director who assumes office as a result of an
actual or threatened contested election will not be
considered to be a continuing director);
•any person or group acquires 30% or more of our common
stock;
•we merge with or into another company and our
shareholders own less than 60% of the combined company;
or
•our shareholders approve an agreement or plan to liquidate
or dissolve Target.
Where there is a change-in-control, a double-trigger generally applies to PSUs and PBRSUs, meaning that no outstanding
awards of those types granted will accelerate upon a change-
in-control unless, within two years after a change-in-control, an involuntary termination of employment without cause or a
voluntary termination of employment for good reason occurs.
Good reason generally means a material reduction in
compensation or responsibilities, or a required relocation
following a change-in-control.
The intent of this section is to isolate those payments and
benefits for which the amount, vesting, or time of payment is altered by the described termination or change-in-control
situations. Because of that focus, this section does not cover all amounts the NEOs will receive following termination.
Specifically, under all employment termination scenarios,
NEOs are entitled to receive their vested balances under our pension and deferred compensation plans, as disclosed in the
“Pension benefits for Fiscal 2025” and “Nonqualified deferred compensation for Fiscal 2025” tables.
The following table shows the payments and benefits for which the amount, vesting, or time of payment is altered by each
employment termination situation. The footnotes to the table explain the general provisions applicable to each situation. In addition, our plans do not provide for any gross-ups for taxes due on any payments described in this section.

TARGET CORPORATION 2026 Proxy Statement	65

Compensation tables
Table of potential payments upon termination or
change-in-control

Name/Payment type	Voluntary termination	Involuntary termination	Death	Disability	Change-in-control
					No termination	Involuntary without cause or voluntary good reason termination
Brian C. Cornell(1)
ICP Payments (Severance)(2)	$0	$6,883,840	$0	$0	$0	$6,883,840
PSU Vesting(3)(4)	$0	$0	$0	$0	$0	$17,380,190
PBRSU Vesting(3)(4)	$8,690,201	$4,345,153	$8,690,201	$8,690,201	$0	$11,586,934
Life Insurance Proceeds(5)	$0	$0	$3,000,000	$0	$0	$0
Excess LTD Plan(6)	$0	$0	$0	$420,000	$0	$0
Total	$8,690,201	$11,228,993	$11,690,201	$9,110,201	$0	$35,850,964
Jim Lee
ICP Payments (Severance)(2)	$0	$3,140,830	$0	$0	$0	$3,140,830
PSU Vesting(3)(4)	$0	$0	$0	$0	$0	$2,820,479
PBRSU Vesting(3)(4)	$0	$705,172	$1,410,345	$1,410,345	$0	$1,880,425
RSU Vesting(3)(4)	$0	$1,660,098	$3,320,090	$3,320,090	$0	$3,320,090
SLPA Vesting(3)(4)	$0	$0	$0	$0	$0	$1,510,541
Life Insurance Proceeds(5)	$0	$0	$3,000,000	$0	$0	$0
Excess LTD Plan(6)	$0	$0	$0	$420,000	$0	$0
Total	$0	$5,506,100	$7,730,435	$5,150,435	$0	$12,672,365
Michael J. Fiddelke(1)
ICP Payments (Severance)(2)	$0	$3,411,003	$0	$0	$0	$3,411,003
PSU Vesting(3)(4)	$0	$0	$0	$0	$0	$5,730,818
PBRSU Vesting(3)(4)	$0	$1,432,810	$2,865,514	$2,865,514	$0	$3,820,545
SLPA Vesting(3)(4)	$0	$0	$0	$0	$0	$1,510,541
Life Insurance Proceeds(5)	$0	$0	$3,000,000	$0	$0	$0
Excess LTD Plan(6)	$0	$0	$0	$420,000	$0	$0
Total	$0	$4,843,813	$5,865,514	$3,285,514	$0	$14,472,907
Richard H. Gomez(1)(7)
ICP Payments (Severance)(2)	—	$2,800,456	—	—	—	—
PSU Vesting(3)(4)	—	$0	—	—	—	—
PBRSU Vesting(3)(4)	—	$754,638	—	—	—	—
SLPA Vesting(3)(4)	—	$0	—	—	—	—
Life Insurance Proceeds(5)	—	$0	—	—	—	—
Excess LTD Plan(6)	—	$0	—	—	—	—
Total	—	$3,555,094	—	—	—	—
Melissa K. Kremer(1)
ICP Payments (Severance)(2)	$0	$2,630,673	$0	$0	$0	$2,630,673
PSU Vesting(3)(4)	$0	$0	$0	$0	$0	$2,492,362
PBRSU Vesting(3)(4)	$0	$623,222	$1,246,444	$1,246,444	$0	$1,661,785
SLPA Vesting(3)(4)	$0	$0	$0	$0	$0	$1,510,541
Life Insurance Proceeds(5)	$0	$0	$3,000,000	$0	$0	$0
Excess LTD Plan(6)	$0	$0	$0	$420,000	$0	$0
Total	$0	$3,253,895	$4,246,444	$1,666,444	$0	$8,295,361

66	TARGET CORPORATION 2026 Proxy Statement

Compensation tables

Name/Payment type	Voluntary termination	Involuntary termination	Death	Disability	Change-in-control
					No termination	Involuntary without cause or voluntary good reason termination
Amy Tu(8)
ICP Payments (Severance)(2)	—	$3,032,844	—	—	—	—
PSU Vesting(3)(4)	—	$0	—	—	—	—
PBRSU Vesting(3)(4)	—	$780,583	—	—	—	—
RSU Vesting(3)(4)	—	$1,453,904	—	—	—	—
SLPA Vesting(3)(4)	—	$0	—	—	—	—
Life Insurance Proceeds(5)	—	$0	—	—	—	—
Excess LTD Plan(6)	—	$0	—	—	—	—
Total	—	$5,267,331	—	—	—	—
(1)A “Retirement Eligible NEO” is an NEO who has met the age and years of service requirements described in Note 2 to the
“Outstanding equity awards at Fiscal 2025 year-end” table on page 61. The Retirement Eligible NEOs are Mr. Cornell and Mr.
Gomez for PSUs and PBRSUs. Mr. Fiddelke and Ms. Kremer are Retirement Eligible NEOs for PSUs only.
(2)We provide ICP payments to NEOs who are involuntarily terminated without cause to assist in their occupational transitions.
The maximum payment under the ICP (paid during regular pay cycles over 24 months) is two times the sum of base salary and the average of the last three years of short-term incentive payments. In addition, any NEO who receives severance payments under the ICP also receives a $30,000 allowance for outplacement services. Each of the NEOs is eligible for 24 months of payments under the ICP, conditioned on the NEO releasing any claims against us and agreeing to certain post-
employment covenants. Mr. Cornell will not be eligible for severance under Target’s Income Continuance Plan in his role as
Executive Chair.
(3)Amounts are determined by multiplying the number of shares for which vesting is accelerated by our Year-End Stock Price.
For PSUs, PBRSUs, and SLPAs, shares are based either on the Earned Payout or the Goal Payout. Where the share amount is determined based on Earned Payout, the table uses the minimum amount that can be earned, which is 0% of the at-goal payout for PSUs and SLPAs, and 75% of the at-goal payout for PBRSUs. The number of shares for which vesting is accelerated for each employment termination situation is as follows:
Voluntary termination. All unvested shares are forfeited except that following retirement (at age 55 or greater with at least 5 years of service), vesting is accelerated for 100% of the Earned Payout shares for PSUs and PBRSUs,100% of any RSUs, and a pro-rated amount of SLPAs, calculated using the participant’s months of service during the 36-month performance period.
Involuntary termination. Vesting is accelerated for 50% of the Earned Payout shares for PBRSUs, 50% of any unvested shares for sign-on RSUs granted to Mr. Lee, and the remaining unvested shares are forfeited. All unvested shares are forfeited for PSUs except that following involuntary termination without cause at age 55 or greater with at least 5 years of service, vesting is accelerated for 100% of the Earned Payout shares. All unvested shares are forfeited for SLPAs except that following involuntary termination without cause, vesting is accelerated for a pro-rated amount of SLPAs, calculated using the participant’s months of service during the 36-month performance period.
Death/disability. Vesting is accelerated for 100% of the Earned Payout shares for PSUs, PBRSUs, and SLPAs and for 100%
of any RSUs.
Change-in-control. PSUs, PBRSUs, RSUs, and SLPAs are subject to a double-trigger. Where both triggers occur, vesting is accelerated for 100% of the Goal Payout shares for PSUs, PBRSUs, and SLPAs and for 100% of any RSUs. We use 100% of
the Goal Payout for PSUs, PBRSUs, and SLPAs in connection with a change-in-control to eliminate arbitrary results that could occur with a shortened performance period and in case calculation of actual or comparable performance metrics would be unfeasible following the change-in-control.
(4)Additional detail about the accelerated vesting provisions of the PSUs, PBRSUs, RSUs, and SLPAs can be found in the Notes under the “Outstanding equity awards at Fiscal 2025 year-end” table on page 61.
(5)Depending on the level of coverage elected by the participant, life insurance proceeds range from $50,000 to an amount equal to three times the sum of the prior year’s annual base salary and the most recent bonus and non-equity incentive plan payments, up to a maximum of $3 million.
(6)Represents annual payments under our Excess LTD Plan, which provides monthly disability income payments with respect to the portion of annualized salary and three-year average bonus and non-equity incentive plan compensation above the annual compensation limit (currently set at $300,000), but not exceeding $1 million, for our Base LTD Plan. The Excess LTD Plan replaces 60% of a participant’s eligible compensation. A participant who becomes disabled before age 65 is eligible to receive payments under the plan while he or she is totally and permanently disabled through age 65 (with a minimum of three years of disability payments) or death, if sooner. In order to receive payments under the Excess LTD Plan, the NEO must be enrolled in the Base LTD Plan.
(7)Mr. Gomez will receive the following payments and vesting in connection with his involuntary termination without cause: cash severance payments under the ICP, as well as $30,000 for outplacement services; eligible to receive 100% vesting of PSUs granted in March 2024 and 2025, 50% of PBRSUs granted in March 2024 and 2025, and a pro-rated percentage of SLPAs based on actual performance following the end of the performance periods.
(8)Ms. Tu received the following payments and vesting in connection with her involuntary termination without cause: cash severance payments under the ICP, as well as $30,000 for outplacement services; eligible to receive 50% vesting of PBRSUs

TARGET CORPORATION 2026 Proxy Statement	67

Compensation tables
granted in March 2024 and 2025 based on actual performance following the end of the performance periods; and accelerated vesting of 50% of RSUs.
Pay ratio disclosure
As disclosed in the “Summary compensation table” on page
58, the Fiscal 2025 total annual compensation for our CEO
was $21,830,088. We estimate that the Fiscal 2025 total
annual compensation for the median Team Member was
$27,506. The median Team Member is employed part-time.
The resulting ratio of our CEO’s total annual compensation to that of the median Team Member for Fiscal 2025 is 794 to 1.
The median Team Member’s Fiscal 2025 total annual
compensation was calculated in the same manner used to
calculate the CEO’s compensation in the “Summary
compensation table” on page 58.
To determine the median Team Member excluding our CEO,
we used W-2 wages or their equivalent for the 2025 calendar
year for Team Members employed as of January 31, 2026, the
last day of Fiscal 2025. For all permanent Team Members who
were employed for less than the full calendar year, we
calculated a daily pay rate and then annualized their W-2
wages. Team Members hired after December 31, 2025 do not
yet have wages for 2025 reported on Form W-2, so we used
annual base salary for exempt permanent Team Members
hired after that date, and for non-exempt permanent Team
Members hired after that date we multiplied their hourly
compensation rate by the average hours worked by all U.S.
non-exempt Team Members to approximate their annual
compensation. These estimates and assumptions were used
to annualize each permanent Team Member’s compensation
without treating any part-time Team Member as a full-time
equivalent. We included all non-U.S. Team Members in
determining the median Team Member, treated in the same
manner described above, except that for non-U.S. Team
Members not paid in U.S. dollars, the foreign currency was
converted into U.S. dollars using the applicable currency
conversion rate as of January 31, 2026. To ensure the
compensation of temporary or seasonal Team Members is not
annualized, we used their W-2 wages without adjustments.
Pay versus performance disclosure
Pay versus performance table
The pay versus performance table includes information for Fiscal Years 2021, 2022, 2023, 2024, and 2025.

					Value of initial fixed $100 investment based on:
Fiscal year	Summary compensation table total for CEO(1)	Compensation actually paid to CEO(2)	Average summary compensation table total for Non-CEO NEOs(1)	Average compensation actually paid to Non-CEO NEOs(2)	Target total shareholder return(3)	Retail peer group total shareholder return(3)(4)	Net Income	Company selected measure: Net Sales(5)(6)
2025	$21,830,088	$7,813,021	$6,688,265	$2,413,969	$66.89	$176.65	$3,705	$104,780
2024	$20,407,603	$18,625,674	$7,468,427	$6,880,522	$139.81	$229.60	$4,091	$106,566
2023	$19,203,353	$10,755,085	$5,314,812	$3,328,237	$143.24	$168.88	$4,138	$107,412
2022	$17,664,896	($9,622,361)	$4,809,406	($2,251,345)	$160.71	$123.48	$2,780	$109,120
2021	$19,758,766	$57,790,597	$5,783,188	$16,437,743	$203.29	$145.32	$6,946	$106,005
Note: Net income and Net Sales are in millions.
(1)Mr. Cornell is the CEO for each of the years shown. The Non-CEO NEOs include:
•2025: Mr. Lee, Mr. Fiddelke, Mr. Gomez, Ms. Kremer, and Ms. Tu
•2024: Mr. Lee, Mr. Fiddelke, Ms. Tu, Ms. Hennington, and Mr. Gomez
•2022 & 2023: Mr. Fiddelke, Mr. Mulligan, Ms. Hennington, and Mr. Liu
•2021: Mr. Fiddelke, Mr. Mulligan, Michael E. McNamara, and Mr. Liu
(2)The following tables show amounts deducted from and added to the Summary Compensation Table (“SCT”) total to calculate
Compensation Actually Paid (“CAP”). The fair value of the equity awards is consistent with the assumptions disclosed on the grant date, with values changing primarily due to the change in stock price and our performance on the metrics applicable to those awards.

68	TARGET CORPORATION 2026 Proxy Statement

Compensation tables
CEO SCT Total to CAP:

		Adjustments related to equity awards
		Deductions	Additions
Fiscal year	SCT total for CEO	Value of “Stock awards” from SCT	Year-end fair value of outstanding equity awards granted in covered year	Increase/(decrease) in fair value during covered year of outstanding equity awards granted in prior years	Increase/(decrease) in fair value of equity awards from prior year-end that vested during the covered year	CAP to CEO
2025	$21,830,088	$(18,555,280)	$17,918,479	$(8,155,705)	$(5,224,561)	$7,813,021
2024	$20,407,603	$(16,087,492)	$13,350,113	$524,286	$431,164	$18,625,674
2023	$19,203,353	$(14,720,515)	$13,007,853	($4,199,459)	($2,536,147)	$10,755,085
2022	$17,664,896	$(14,476,318)	$11,212,164	($2,899,650)	($21,123,453)	($9,622,361)
2021	$19,758,766	$(13,749,937)	$17,037,025	$21,284,393	$13,460,350	$57,790,597
Average Non-CEO NEOs SCT Total to CAP:

		Adjustments related to equity awards					Adjustments related to pension plans
		Deductions	Additions				Deductions	Additions
Fiscal year	Average SCT total for Non-CEO NEOs	Average SCT total for value of “Stock awards” to Non-CEO NEOs	Year-end fair value of outstanding equity awards granted in covered year	Increase/ (decrease) in fair value during covered year of outstanding equity awards granted in prior years	Increase/ (decrease) in fair value of equity awards from prior year-end that vested during the covered year	Fair value of equity awards forfeited in covered year	Average SCT value of “Change in pension value” for Non-CEO NEOs	Service cost for services for covered year	CAP to Non-CEO NEOs
2025	$6,688,265	($5,291,900)	$3,998,156	($1,384,500)	($787,488)	($805,617)	($7,202)	$4,255	$2,413,969
2024	$7,468,427	($5,249,920)	$4,557,811	$60,645	$47,361	$0	($7,188)	$3,386	$6,880,522
2023	$5,314,812	($3,667,147)	$3,240,891	($1,023,467)	($529,126)	$0	($14,043)	$6,317	$3,328,237
2022	$4,809,406	($3,528,682)	$2,733,434	($625,473)	($5,639,385)	$0	($7,580)	$6,935	($2,251,345)
2021	$5,783,188	($3,385,905)	$4,195,849	$6,220,324	$3,619,803	$0	($3,432)	$7,916	$16,437,743
(3)Target Total Shareholder Return (“TSR”) and retail peer group TSR assume a respective investment of $100 on January 30,
2021, and reinvestment of all dividends. Additionally, the retail peer group is weighted by the market capitalization of each component company. The retail peer group consists of 17 companies (Albertsons Companies, Inc., Amazon.com, Inc., Best
Buy Co., Inc., BJ’s Wholesale Holdings, Inc., Costco Wholesale Corporation, CVS Health Corporation, Dollar General
Corporation, Dollar Tree, Inc., The Gap, Inc., The Home Depot, Inc., Kohl’s Corporation, The Kroger Co., Lowe’s Companies,
Inc., Macy’s, Inc.,  Ross Stores, Inc., The TJX Companies, Inc., and Walmart Inc.). It is consistent with the retail peer group described in our CD&A, excluding Publix Super Markets, Inc., which is not quoted on a public stock exchange.
(4)Target updated its peer group in Fiscal 2025. The previous peer group includes the companies described in footnote 3 and
Nordstrom, Inc. and Walgreens Boots Alliance, Inc., both of which were removed due to transitioning to private ownership.
The 2025 value of an initial fixed $100 investment based on the TSR of the previous peer group is $174.45.
(5)Fiscal 2023 consisted of 53 weeks, compared with 52 weeks in Fiscal 2021, Fiscal 2022,  Fiscal 2024, and Fiscal 2025.
(6)In Fiscal 2025, we changed our company selected measure from Merchandise Sales to Net Sales. We determined Net Sales to be the most important financial performance measure used to link company performance to Compensation Actually Paid.
Net Sales is displayed as the company selected measure for all years in the table.

TARGET CORPORATION 2026 Proxy Statement	69

Compensation tables
Performance measures
Included below are the most important metrics that influenced CAP in Fiscal 2025. These metrics are further detailed under our
Short-term incentives and Long-term incentives sections in the CD&A.

Performance measures
Net Sales
Incentive Operating Income
ROIC
EPS growth
Relative TSR
Description of relationships
Target’s five-year cumulative TSR compared to our company-selected retail peer group is presented below, representing the value of an initial fixed $100 investment. Additionally, the retail peer group is weighted by the market capitalization of each component company. The base period for the cumulative periods was January 30, 2021.

$200
$150
$100
$50
$0
$121.80
$104.93
$96.28
$89.38
$122.82
$85.82
$167.53
$83.76
$176.65
$66.89
1/30/2021
1/29/2022
1/28/2023
2/3/2024
2/1/2025
1/31/2026
Target TSR
Retail Peer Group TSR

The relationship between the CAP amounts for our CEO and the average of the Non-CEO NEOs to Target TSR, Net Sales, and Net
Income are presented below.
•The majority of compensation is provided in the form of long-term incentives, which are tied directly to stock price and, as explained in the CD&A, are directly tied to our relative performance compared to the retail peer group. As a result, in each year shown, CAP amounts are most significantly influenced by changes in the value of equity incentives.
•Net Sales was chosen as the company selected measure because it is important in measuring the overall financial health of a retailer. It is also prominent in our STIP design and our PSU design.
•We believe that over time our ability to generate profitable Net Sales growth with efficient use of capital will drive TSR.

70	TARGET CORPORATION 2026 Proxy Statement

Compensation tables
53 weeks
53 weeks
Please see page 41 for a description of our pay for performance philosophy and how our executive compensation programs are aligned with our performance and the creation of shareholder value.

TARGET CORPORATION 2026 Proxy Statement	71

Compensation tables
Equity compensation plan information
The following table provides information about our common stock that may be issued under all of our stock-based compensation plans in effect as of January 31, 2026.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights as of January 31, 2026(1)	Weighted-average exercise price of outstanding options, warrants and rights as of January 31, 2026	Number of securities remaining available for future issuance under equity compensation plans as of January 31, 2026 (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	9,040,056	$0	15,292,822
Equity compensation plans not approved by security holders	0	$0	0
Total	9,040,056	$0	15,292,822
(1)This amount represents PSU, PBRSU, SLPAs, and RSU shares potentially issuable upon settlement of PSUs, PBRSUs,
SLPAs, and RSUs issued under our Amended and Restated 2011 Long-Term Incentive Plan and 2020 Long-Term Incentive
Plan and reflects the maximum number of shares issuable for those securities subject to performance-based metrics assuming the maximum performance measures are achieved. The actual number of PSU and SLPA shares to be issued depends on our financial performance over a period of time and the actual number of PBRSU shares to be issued depends on our TSR over a period of time. PSUs, PBRSUs, SLPAs, and RSUs have been excluded from the weighted average exercise price calculation in column (b) because they do not have an exercise price.

72	TARGET CORPORATION 2026 Proxy Statement

Management proposals

Item two	Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm

Item of business	Board recommendation	Voting approval standard

Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm.	The Board recommends that shareholders vote FOR this item.	Majority of shares present and entitled to vote.(1) Abstentions have the effect of a vote “Against” in calculating the required vote. There are no broker non-votes for this item.
(1)This amount must be at least a majority of the minimum number of shares entitled to vote that would constitute a quorum.
“Shares present” includes shares represented in person or by proxy and entitled to vote on the item of business (for which purpose, broker non-votes are not entitled to vote on the item).
For additional details about the Board recommendation and voting standards, please see Question 10 “What items are being voted upon, how does the Board recommend that I vote, and what are the standards for determining whether any item has been approved?” on page 95.
The Audit & Risk Committee is directly responsible for the
appointment, compensation, retention, and oversight of the
independent registered public accounting firm retained to audit our financial statements. The Audit & Risk Committee
appointed Ernst & Young LLP as the independent registered
public accounting firm for Target and its subsidiaries for the fiscal year ending January 30, 2027. Ernst & Young LLP has
been retained in that capacity since 1931. In the process of carrying out its duties and determining the registered public accounting firm’s independence, our Audit & Risk Committee:
•reviews all non-audit services and engagements provided
by Ernst & Young LLP, specifically with regard to the impact on the firm’s independence;
•conducts an annual assessment of Ernst & Young LLP’s
qualifications, service quality, sufficiency of resources,
quality of communications, independence, working
relationship with our management, objectivity, and
professional skepticism;
•conducts regular private meetings separately with each of
Ernst & Young LLP and our management;
•interviews and approves the selection of Ernst &
Young LLP’s new lead engagement partner with each
rotation, which occurs every five years, with a new lead
engagement partner for Fiscal 2027 to be selected in Fiscal
2026;
•at least annually obtains and reviews a report from Ernst &
Young LLP describing all relationships between the
independent auditor and Target; and
•periodically considers whether the independent registered
public accounting firm should be rotated and the advisability and potential impact of selecting a different independent
registered public accounting firm.
The members of the Audit & Risk Committee believe that the
continued retention of Ernst & Young LLP to serve as our
independent registered public accounting firm is in the best interests of Target and its shareholders. Specifically, the Audit
& Risk Committee believes there are benefits from its history with Ernst & Young LLP, including:
•enhanced audit quality based on its significant industry
knowledge and expertise in the company’s business, key
risks, accounting policies and practices, and financial
systems; and
•audit efficiency and effectiveness, resulting in a competitive fee structure that is competitive with peer companies.
As a good corporate governance practice, the Board is
seeking shareholder ratification of the appointment of Ernst &
Young LLP even though ratification is not legally required.
Proxies solicited by the Board will, unless otherwise directed, be voted to ratify the appointment by the Audit & Risk

TARGET CORPORATION 2026 Proxy Statement	73

Management proposals
Committee of Ernst & Young LLP as the independent
registered public accounting firm for Target and its
subsidiaries for the fiscal year ending January 30, 2027.
A representative from Ernst & Young LLP will attend the 2026
Annual Meeting, have the opportunity to make a statement if
the representative desires, and be available to respond to
appropriate questions during the 2026 Annual Meeting.

The Board recommends that shareholders vote For the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm.
Audit and non-audit fees
The following table presents fees for professional services performed by Ernst & Young LLP for the annual audit of our consolidated financial statements for Fiscal 2025 and Fiscal 2024, the review of our interim consolidated financial statements for each quarter in Fiscal 2025 and Fiscal 2024, and for audit-related, tax, and all other services performed in Fiscal 2025 and Fiscal
2024:

	Fiscal year-end
	January 31, 2026	February 1, 2025
Audit fees(1)	$6,770,000	$5,975,000
Audit-related fees(2)	726,000	627,000
Tax fees:
Compliance(3)	614,000	632,000
Planning & advice(4)	712,000	526,000
All other fees	—	—
Total	$8,822,000	$7,760,000
(1)Includes annual integrated audit, statutory audits of certain foreign subsidiaries, consents for securities offerings and registration statements, accounting consultations, and other agreed-upon procedures.
(2)Includes benefit plan audits, accounting consultations, and other attestation services.
(3)Includes tax return preparation and other tax compliance services, including tax methods analysis and support.
(4)Includes tax-planning advice and assistance with tax audits and appeals.
The Audit & Risk Committee’s current practice requires pre-
approval of all audit services and permissible non-audit
services to be provided by the independent registered public accounting firm. The Audit & Risk Committee reviews each
non-audit service to be provided and assesses the impact of
the service on the firm’s independence.
In addition, the Audit & Risk Committee has delegated
authority to grant certain pre-approvals to the Audit & Risk
Committee Chair. Pre-approvals granted by the Audit & Risk
Committee Chair are reported to the full Audit & Risk
Committee at its next regularly scheduled meeting.

74	TARGET CORPORATION 2026 Proxy Statement

Management proposals
Report of the Audit & Risk Committee
The role of the Audit & Risk Committee is to assist the Board in fulfilling its responsibility to oversee Target’s financial reporting process. Management has primary responsibility for our
consolidated financial statements and reporting process,
including our systems of internal controls. Target’s
independent registered public accounting firm, Ernst &
Young LLP, is responsible for expressing an opinion on the
conformity of our consolidated financial statements with
accounting principles generally accepted in the United States.
In addition, the independent registered public accounting firm will express its opinion on the effectiveness of our internal control over financial reporting.
A copy of the Audit & Risk Committee Charter, which has been adopted by our Board and further describes the role of the Audit
& Risk Committee in overseeing our financial reporting process, is available online at corporate.target.com/sustainability-
governance/governance-and-reporting/corporate-governance/
board-committees-and-charters. The Board determined that all members of the Audit & Risk Committee satisfy the applicable audit committee independence requirements of the NYSE and
the SEC, and that Mr. Stockton, Mr. Abney, Mr. Bratspies, Mr.
Edwards, and Mr. Rice have each acquired the attributes
necessary to qualify them as “audit committee financial experts”
as defined by applicable SEC rules.
In performing its functions, the Audit & Risk Committee:
•met with Ernst & Young LLP, with and without management
present, to discuss the overall scope and plans for their
respective audits, the results of their examinations, and their evaluations of Target’s internal controls;
•reviewed and discussed with management the audited
financial statements included in our 2025 Annual Report;
•discussed with Ernst & Young LLP the matters required to
be discussed by the applicable requirements of the PCAOB
and the SEC; and
•received from Ernst & Young LLP the written disclosures
and the representations required by PCAOB standards
regarding Ernst & Young LLP’s independence, and
discussed with them matters relating to their independence.
Based on the review and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit & Risk Committee referred to above and in the Audit
& Risk Committee Charter, the Audit & Risk Committee
recommended to the Board, and the Board approved, that the
audited financial statements be included in the 2025 Annual
Report.
Audit & Risk Committee
Dmitri L Stockton, Chair
David P. Abney
Robert L. Edwards
Grace Puma
Derica W. Rice

TARGET CORPORATION 2026 Proxy Statement	75

Management proposals

Item three	Advisory approval of executive compensation (Say on Pay)

Item of business	Board recommendation	Voting approval standard

Advisory approval of executive compensation.	The Board recommends that shareholders vote FOR this item.	More votes “For” than “Against.” Abstentions and broker non-votes have no effect in calculating the required vote.
For additional details about the Board recommendation and voting standards, please see Question 10 “What items are being voted upon, how does the Board recommend that I vote, and what are the standards for determining whether any item has been approved?” on page 95.
Consistent with the views expressed by shareholders at the
2023 Annual Meeting, the Board has determined to seek an
annual non-binding advisory vote from shareholders to
approve the executive compensation as disclosed in the
CD&A, tabular disclosures, and related narrative in the 2026
Proxy Statement.
Our compensation programs are structured to align the
interests of our NEOs with the interests of our shareholders.
They are designed to attract, retain, and motivate a premier management team to sustain our distinctive brand and its
competitive advantage in the marketplace, and to provide a
framework that encourages outstanding financial results and
shareholder returns over the long term. Shareholders are urged to read the CD&A, which discusses in-depth how our
executive compensation programs and payouts are aligned
with our performance and shareholder outcomes.
At the 2025 Annual Meeting, 92.2% of shareholder votes were
cast in support of our executive compensation program for our
Say on Pay proposal.

The Board recommends that shareholders vote For approval of the following non-binding resolution:

“Resolved, that the shareholders approve the compensation awarded to the NEOs, as described in the CD&A, tabular disclosures, and other narrative executive compensation disclosures in the 2026 Proxy Statement.”

Effect of item
The Say on Pay resolution is non-binding. The approval or
disapproval of this item by shareholders will not require the
Board or the Compensation & Human Capital Management
Committee to take any action regarding Target’s executive
compensation practices. The final decision on the
compensation and benefits of our NEOs and on whether, and
if so, how, to address shareholder disapproval remains with
the Board and the Compensation & Human Capital
Management Committee.
The Board believes that the Compensation & Human Capital
Management Committee is in the best position to consider the extensive information and factors necessary to make
independent, objective, and competitive compensation
recommendations and decisions that are in the best interests of Target and its shareholders.
The Board values the opinions of Target’s shareholders as
expressed through their votes and other communications.
Although the resolution is non-binding, the Board will carefully consider the outcome of the advisory vote on executive
compensation and shareholder opinions received from other
communications when making future compensation decisions.
In the past, we have made changes to our executive
compensation programs in response to shareholder feedback.

76	TARGET CORPORATION 2026 Proxy Statement

Management proposals

Item four	Approval of Amended and Restated Target Corporation 2020 Long-Term Incentive Plan

Item of business	Board recommendation	Voting approval standard

Approval of Amended and Restated Target Corporation 2020 Long-Term Incentive Plan	The Board recommends that shareholders vote FOR this item.	Majority of shares present and entitled to vote.(1) Abstentions are a vote against and broker non-votes have no effect(2) in calculating the required vote.
(1)This amount must be at least a majority of the minimum number of shares entitled to vote that would constitute a quorum.
“Shares present” includes shares represented in person or by proxy and entitled to vote on the item of business (for which purpose, broker non-votes are not entitled to vote on the item).
(2)If quorum cannot be established without including broker non-votes, then those broker non-votes required to establish a minimum quorum will have the same effect as votes “Against.”
For additional details about the Board recommendation and voting standards, please see Question 10 “What items are being voted upon, how does the Board recommend that I vote, and what are the standards for determining whether any item has been approved?” on page 95.
Introduction
The Board considers stock-based incentive compensation an
essential tool to attract and retain team members and to align the interests of our management and Board with the interests of our shareholders. The 2020 Long-Term Incentive Plan
(referred to as the “2020 Plan”) originally became effective on
June 10, 2020. On March 11, 2026, the Board approved,
subject to shareholder approval, an amendment and
restatement of the 2020 Plan (referred to as the “Restated
Plan” or the “Plan”). If approved by our shareholders, the
Restated Plan will become effective on the date that it is
approved by shareholders. If our shareholders do not approve this proposal at the 2026 Annual Meeting, the Restated Plan
will not take effect, and the 2020 Plan will continue to be
administered in its current form.
Shareholder approval and Board of Directors
recommendation
Shareholder approval of the Restated Plan is being sought in order to satisfy the NYSE shareholder approval requirements
of certain of the amendments to the 2020 Plan, and to obtain shareholder approval of the number of shares that may be
subject to incentive stock options under Internal Revenue
Code (“Code”) Section 422.

TARGET CORPORATION 2026 Proxy Statement	77

Management proposals
The Restated Plan, if approved, will:
●Increase the number of shares available for issuance of
awards by 15,500,000 shares;
●Extend the term of the Restated Plan;
●Remove limits on the number of shares subject to awards to
an individual during a 36-month period; and
●Add a limit on all types of equity awards granted to a
non‑employee director to a maximum of $750,000 for any
calendar year, including awards granted under the Restated
Plan.
Basis for the requested share reserve increase. The 2020
Plan originally authorized an aggregate of 35,000,000 shares for issuance. As of April 13, 2026, there were 8,015,702 shares of our common stock remaining available for awards under the
2020 Plan, plus the shares subject to any awards outstanding under the Amended and Restated Target Corporation 2011
Long-Term Incentive Plan (referred to as the “Prior Plan”) as of the date the 2020 Plan became effective that subsequently
expire, are forfeited or canceled, or are settled for cash
(“Replenished Shares”).
The 2020 Plan allows us to grant different types of stock-
based compensation awards and gives us flexibility to adapt
awards to changes in corporate strategy and the market
direction. However, we anticipate that the number of shares
available under the 2020 Plan will not be sufficient to grant annual equity awards in 2027 in amounts determined to be
appropriate by the Compensation & Human Capital
Management Committee, or an authorized subcommittee
(referred to in this Proposal 4 as the “Committee”). The
maximum number of shares that may be issued under the
Restated Plan, if this proposal is approved by shareholders
and 15,500,000 shares are added (based on shares remaining
available for awards as of April, 13 2026), will be 34,011,541 of which 23,515,702 shares would be available for future awards, plus any Replenished Shares.
Awards outstanding and shares available for grant. The
table below shows, as of April 13, 2026, the number of our
shares reserved for outstanding awards under the Prior Plan
and the 2020 Plan. The table also shows the number of shares that will be available for future grants under the Restated Plan following its approval by our shareholders.

	As of April 13, 2026			After approval of Restated Plan
	Shares reserved for issuance of outstanding awards(1)	Shares available for future awards		Shares reserved for issuance of outstanding awards(1)	Shares available for future awards
Prior Plan(2)	98,216	0	(2)	98,216	0
2020 Plan	10,495,839	8,015,702		10,495,839	23,515,702	(3)
Total	10,594,055	8,015,702		10,594,055	23,515,702
(1)The amounts represent shares potentially issuable upon settlement of PSUs, PBRSUs, RSUs, and SLPAs issued under the
Prior Plan and the 2020 Plan and reflects the number of shares issuable for those securities subject to performance-based metrics assuming the maximum performance measures are achieved. There are no options or stock appreciation rights outstanding under the Prior Plan or the 2020 Plan.
(2)Following shareholder approval of the 2020 Plan, no further equity awards were granted under the Prior Plan.
(3)The Restated Plan adds 15,500,000 shares to the 2020 Plan’s reserve.
Overhang. As of April 13, 2026, there were 454,176,247
shares of our common stock issued and outstanding, and the
fair market value of a share of common stock was $117.88
based on the closing sale price of our common stock on the
NYSE on such date.
Historical equity grant practices. Our three-year average “burn rate” for the 2023-2025 period was 0.71%.

Fiscal Year	Shares granted(1)	Weighted average number of common shares outstanding(2)	Burn rate
2025	4,105,000	454,100,000	0.90%
2024	2,741,000	460,400,000	0.60%
2023	2,908,000	461,500,000	0.63%
3-year average			0.71%
(1)Shares granted represents time-based awards granted and performance-based awards earned in the fiscal years presented.
(2)Rounded to the nearest share.

78	TARGET CORPORATION 2026 Proxy Statement

Management proposals
Restated plan and corporate governance
features and practices
The Restated Plan and our equity grant practices follow many leading corporate governance practices:

Feature	Description
Plan provisions and our practices
Independent administration	Administered by our independent Committee.
Fungible share pool	Uses a fungible share pool model in which full value awards count as two shares against the Plan reserve.
Limits for awards to non-employee directors	Contains limit on the aggregate grant date fair value of all types of equity awards granted to a non-employee director in any calendar year to $750,000.
Fixed 10-year term	Has a fixed 10-year term ending on June 10, 2036.
Minimum exercise price	Requires that stock options and stock appreciation rights must have an exercise price of no less than fair market value.
Minimum vesting requirements	Generally requires a minimum vesting period of one year for time- based awards and a minimum performance period of one year for performance-based awards.
No dividends or dividend equivalents paid on unvested awards
Requires that any dividend or dividend equivalents payable on full value awards be subject to the same restrictions as the underlying shares or share equivalents, and prohibits dividend equivalents on stock options and stock appreciation rights.

Clawback policy	Requires that awards will be subject to our Clawback Policy.
No repricing or buyouts	Option and stock appreciation right repricing and cash buyouts are prohibited without explicit shareholder approval.
No evergreen features	Does not contain any evergreen features which would automatically provide for an increase in the shares available for grant.
No liberal share recycling
Does not permit liberal share recycling of either full value awards or options or stock appreciation rights. In particular, any shares tendered or withheld to pay the exercise price or satisfy a tax withholding obligation in connection with any award, any shares we repurchase using option exercise proceeds, and any shares subject to a stock appreciation right that are not issued in connection with the stock settlement of the stock appreciation right on its exercise may not be used again for new grants.

No option reloading	We do not grant reload options.
Change-in-control
No liberal change-in-control definition	Our change-in-control definition does not permit acceleration of equity awards unless an actual change-in-control occurs and the terms of the equity awards provide for such acceleration.
Double-trigger vesting of equity awards
The Plan default is double-trigger full accelerated vesting of all full value, stock option and stock appreciation right awards if the awards are continued, assumed, or replaced, with vesting of
performance‑based awards at goal level.

No excise tax gross-ups	Excise tax gross-ups are not permitted on any equity award grants.
Summary of the restated plan
The principal features of the Restated Plan are summarized
below. The summary is subject, in all respects, to the terms of the Restated Plan, which is attached as Appendix A to this
Proxy Statement.
Effective date. The Restated Plan will become effective upon receipt of shareholder approval at the 2026 Annual Meeting.
Purpose. The purpose of the Plan is to advance the
performance and long-term growth of Target by offering long-
term incentives to directors and team members of Target and
our subsidiaries and to our advisors or consultants who the
Committee determines will contribute to our growth and
performance for the benefit of shareholders. The Plan is also intended to facilitate recruiting and retaining team members.

TARGET CORPORATION 2026 Proxy Statement	79

Management proposals
Plan administration. Our Committee, or an authorized
subcommittee, will administer all aspects of the Plan. The
Committee is composed of persons who are both non-
employee directors, as defined under Rule 16b-3 of the
Securities Exchange Act of 1934, as amended, and meet the
director independence criteria established by the NYSE. The
Committee has the authority to, among other things:
●select participants to receive awards, determine the timing of awards, and determine the types of awards and number
of shares covered by the awards,
●establish the terms of awards, including the performance
criteria and restrictions of the awards, and whether the
awards are settled in cash or shares,
●administer outstanding awards, including approval of any
amendment to an award,
●adopt sub-plans, and
●establish rules interpreting the Plan.
The Committee also may delegate to our officers its authority to determine and administer awards to persons who are not
subject to the reporting requirements of Section 16 of the
Securities Exchange Act of 1934.
Eligibility. Any officer, team member, or director of Target or any of its subsidiaries and certain of our advisors or individual consultants are eligible for any type of award, except for
incentive stock options which can only be granted to team
members of Target or its subsidiaries. We currently have
approximately 415,000 employees and 13 non-employee
directors. The selection of participants and the nature and size of grants and awards are within the discretion of the
Committee, subject to the terms of the Plan. Consequently, we cannot specifically identify those team members, directors, or other participants to whom awards may be granted under the
Plan since no such determination has been made.
Types of awards; dividends and dividend equivalents. The
Plan provides for the grant of non-qualified stock options,
incentive stock options, stock appreciation rights (“SARs”), restricted stock, stock units, and other stock awards. Any
award may be a performance-based award. The Plan permits
dividends on restricted stock, provided that any dividends,
must be subject to the same restrictions as the underlying
shares of restricted stock. The Plan also permits dividend
equivalents on other full value awards if determined by the
Committee, provided that any dividend equivalents on such full value awards must be subject to the same restrictions as the underlying awards. The Plan does not permit dividends or
dividend equivalents on stock options or stock appreciation
rights.
Authorized shares. The Restated Plan authorizes the
issuance of 50,500,000 shares, including 35,000,000 shares
originally authorized and 15,500,000 additional shares, plus any Replenished Shares.
In determining the number of shares that remain available for grant, each stock option or stock appreciation right granted under the Plan will reduce the number of shares available for grant by one share for every one share granted, and except as provided below, each full value award will reduce the number of shares available for grant by two shares for every one share granted.
Any shares of common stock subject to an award under the
Plan, or to an award under the Prior Plan that was outstanding on the date the 2020 Plan was originally adopted, that expires, is forfeited, or is settled or exchanged for cash or other
property will, to the extent of such expiration, forfeiture, settlement, or exchange, automatically again become available for issuance under the Plan. Each share that again becomes
available for issuance will be added back as (i) one share if the share was subject to an option or stock appreciation right
granted under either the Plan or the Prior Plan, or (ii) as two shares if the share was subject to a full-value award under the
Plan or the Prior Plan. However, any shares tendered or
withheld to pay the exercise price or satisfy a tax withholding obligation in connection with any award, any shares we
repurchase using option exercise proceeds, and any shares
subject to a stock appreciation right that are not issued in connection with the stock settlement of the stock appreciation right on its exercise may not be used again for new grants.
Awards granted under the Plan upon the assumption of, or in
substitution for, outstanding equity awards previously granted by an entity acquired by us or any of our subsidiaries will not reduce the number of shares of common stock authorized for
issuance under the Plan. Additionally, if a company acquired by us or any of our subsidiaries has shares available under a pre-existing plan approved by shareholders and not adopted
in contemplation of such acquisition, the shares available for grant pursuant to the terms of that pre-existing plan may be used for awards under the Plan and will not reduce the shares authorized for issuance under the Plan, but only if the shares are used for awards made to individuals who were not
employed by or providing services to us or any of our
subsidiaries immediately prior to such acquisition.
Non-employee director compensation limit. The Restated
Plan provides that the aggregate grant date fair value of all types of equity awards granted during any calendar year to
any non-employee director shall not exceed $750,000.
Award terms
Stock options. The Committee may grant to participants
options to purchase common stock that qualify as incentive
stock options for purposes of Section 422 of the IRC
(“incentive stock options”), options that do not qualify as
incentive stock options (“non-qualified stock options”), or a combination of those types. The terms and conditions of stock option grants, including the number of shares, exercise price, vesting periods, and other conditions on exercise, will be
determined by the Committee.
The per share exercise price for stock options will be
determined by the Committee in its discretion, but may not be less than the fair market value of one share of our common
stock on the date when the stock option is granted.
Additionally, in the case of incentive stock options granted to a holder of more than 10% of the total combined voting power
of all classes of our stock on the date of grant, the exercise price may not be less than 110% of the fair market value of
one share of common stock on the date the stock option is
granted.
Stock options must be exercised within a period fixed by the
Committee that may not exceed ten years from the date of
grant.

80	TARGET CORPORATION 2026 Proxy Statement

Management proposals
At the Committee’s discretion, payment for shares of common
stock on the exercise of stock options may be made in cash,
in shares of our common stock held by the participant, by
withholding a number of shares otherwise deliverable upon
exercise of the option, or in any manner acceptable to the
Committee (including one or more forms of broker-assisted
“cashless” exercise).
Stock appreciation rights. The Committee may grant to a
participant an award of stock appreciation rights, which
entitles the participant to receive, upon its exercise, a payment equal to (i) the excess of the fair market value of a share of common stock on the exercise date over the stock
appreciation right exercise price, times (ii) the number of
shares of common stock with respect to which the stock
appreciation right is exercised. The payment to the participant upon exercise of a stock appreciation right may be in cash,
shares of common stock, or any combination thereof, as
approved by the Committee in its sole discretion.
The per share exercise price for a stock appreciation right will be determined by the Committee in its discretion, but may not be less than the fair market value of one share of our common stock on the date when the stock appreciation right is granted.
Stock appreciation rights must be exercised within a period
fixed by the Committee that may not exceed ten years from
the date of grant.
Restricted stock. The Committee may award to a participant
shares of common stock subject to specified restrictions.
Shares of restricted stock are subject to forfeiture if the
participant does not meet certain conditions such as
continued employment over a specified vesting period, subject to limited exceptions for certain termination events, and/or the attainment of specified company performance objectives over
a specified performance period. The terms and conditions of
restricted stock awards are determined by the Committee.
Stock units. The Committee also may award stock units to a
participant, with each stock unit representing the right to
receive in the future, in cash and/or shares of our common
stock as determined by the Committee, the fair market value
of a share of common stock subject to the achievement of one or more goals relating to the completion of a specified period of service by the participant and/or the achievement of
specified performance or other objectives. The terms and
conditions of stock unit awards are determined by the
Committee.
Other stock-based awards. The Committee may award to a
participant shares of our common stock and other awards that are valued in whole or in part by reference to, or are otherwise based upon or settled in, our common stock. The terms and
conditions of such other stock-based awards are determined
by the Committee, consistent with the terms and purposes of
the Plan.
Performance-based awards. The Committee may grant any
of the foregoing types of awards subject to performance-
based vesting conditions and other restrictions. For awards
subject to performance-based vesting conditions, the
Committee establishes the performance goals on or before the date of grant of the award and within a reasonable period of time after the beginning of the performance period. The
Committee also establishes the performance period (not less
than one year) and specifies the goal (or target) payout
amount. The Committee may provide for variable payout
amounts based on performance above or below the
performance threshold corresponding to the goal payout
amount and, in its discretion, adjust any amount otherwise
determined by the application of the performance goals to be otherwise payable in connection with an award. At any time
prior to payment, the Committee also can adjust awards for
the effect of unforeseen events that have a substantial effect on the performance goals and would otherwise make
application of the performance goals unfair. The performance goals are set at the sole discretion of the Committee and may be based upon criteria including one or more of the following:

Performance measures
●Cash flow return on investment	●Net earnings
●Comparable store sales	●Operating cash flow
●Debt leverage	●Operating income
●Earnings before interest and taxes	●Return on assets
●Earnings before interest, taxes, depreciation, and amortization	●Return on equity
●Earnings before taxes	●Return on invested capital
●Earnings per share	●Return on sales
●Economic value added	●Sales
●Free cash flow	●Selling, general, and administrative expense rate
●Gross margin rate	●Target Corporation share price
●Interest coverage	●Total net debt
●Net debt to earnings before interest, taxes, depreciation, amortization, and rent expense ratio	●Total revenue
●Total shareholder return
●Working capital
The Committee may also specify any other financial,
operational, or strategic measure approved by the Committee
as a performance measure. Any performance goal based on
one or more financial performance measures may be
expressed in absolute amounts, on a per share basis, relative to one or more of the other performance measures, as a
growth rate or change from preceding periods, or as a
comparison to the performance of specified companies,
indices or other external measures, and may relate to one or any combination of corporate, group, unit, division, subsidiary, or individual performance. In specifying the performance goals applicable to any performance period, the Committee may

TARGET CORPORATION 2026 Proxy Statement	81

Management proposals
provide that one or more adjustments shall be made to the
performance measures on which the performance goals are
based, which may include adjustments that would cause such
measures to be considered “non-GAAP financial measures”
within the meaning of Rule 101 under Regulation G
promulgated by the SEC.
Changes in capitalization and fundamental changes;
change-in-control. In the event of a change in our
capitalization that constitutes an equity restructuring, such as a stock split, the Committee will make adjustments to the
number of authorized shares and the individual limitations set forth above, and the Committee may, but need not, make
adjustments in the case of other changes in capitalization. In the event of certain fundamental changes, such as a merger or sale of all or substantially all of our assets, the Committee may provide for assumption of outstanding awards by the
successor entity or cash-out stock options and stock
appreciation rights based on the consideration to be received by shareholders in the fundamental change transaction.
Under the Plan, in general Target will experience a “change-in-
control” whenever any of the following events occur:
●Our continuing directors cease to constitute a majority of
our Board (any director who assumes office as a result of an actual or threatened contested election will not be
considered to be a continuing director),
●Any person or group acquires 30% or more of our common
stock,
●We merge with or into another company and our
shareholders own less than 60% of the combined company,
or
●Our shareholders approve an agreement or plan to liquidate
or dissolve our company.
Unless otherwise provided in an award agreement, the Plan
provides for double-trigger accelerated vesting in full at the time of the change-in-control of any equity awards that are
continued, assumed, or replaced and single-trigger
accelerated vesting in full of any equity awards that are not continued, assumed, or replaced (with options and SARs
remaining exercisable for one year thereafter). For these
purposes, a performance-based equity award will be deemed
to have achieved the applicable performance goals at the goal level (100%) payment amount upon the change-in-control.
Double-trigger acceleration requires both a change-in-control and the participant’s employment terminating within two years of the change-in-control without “cause” or for “good reason”.
For this purpose, “cause” is as defined in any agreement with the participant or otherwise means the participant’s uncured failure to substantially perform his or her duties for Target or our subsidiaries or deliberate and serious disloyal or dishonest conduct in the course of employment that justifies and results in prompt discharge under our policies and practices. A
termination is for “good reason” if the participant’s position, authority, duties, or responsibilities are significantly
diminished, the participant’s compensation, incentive
opportunities, or aggregate employee benefits are reduced, or if the participant is required to work at a place that is more than 40 miles from the participant’s principal work site prior to the change-in-control, so long as the participant provided
written notice to Target of the existence of the condition within
90 days, Target has not cured the condition within 30 days,
and the participant’s termination occurs within 180 days of the initial existence of the condition.
If the equity awards are continued, assumed, or replaced and a termination without cause or resignation for good reason
occurs within two years of the change-in-control, all unvested options and stock appreciation rights become immediately
vested and exercisable for a period of one year thereafter and all full value awards (including performance-based full value awards that have been deemed to have achieved performance
goals at goal payout level of 100%) will immediately vest in full.
Term. The Restated Plan has a 10-year term that will expire on
June 10, 2036 or any earlier termination of the Plan by the
Board or the distribution of all shares under the Plan.
Amendment or termination. The Board may terminate or
amend the Plan at any time, except that shareholder approval is required for any amendment that requires shareholder
approval under the rules of the NYSE. Except as required by
law, termination or amendment of the Plan may not materially impair the rights of any participant without his or her consent.
The Committee may unilaterally amend the terms of any
outstanding award agreement, except that no such
amendment may materially impair the right of the participant under the applicable agreement without the participant’s
consent, unless such amendment is necessary to comply with
applicable law or stock exchange rules. In addition, no
“underwater” option or stock appreciation right may be
repriced in any manner (except for anti-dilution adjustments)
without shareholder approval.
Withholding. Distributions under the Plan are subject to any required withholding taxes and other withholdings. The Plan
provides that we may require a participant to pay cash to
cover required withholdings, or pay part of all of the
withholdings by having shares of common stock withheld, or
by tendering already owned shares of common stock having a
market value equal to the required withholding.
Clawback and recoupment. Awards granted under the
Restated Plan are subject to any clawback or recoupment
policies in effect from time to time, which includes but is not limited to the Target Clawback Policy. For more information
about our current executive compensation recoupment
policies, see “Clawback policies” on page 56.
Federal income tax consequences
The following summary constitutes a brief overview of the
principal U.S. Federal income tax consequences relating to
awards that may be granted under the Plan based upon
current tax laws. This summary is not intended to be
exhaustive and does not describe state, local, or foreign tax consequences.
Non-qualified stock options. A participant will realize no
taxable income at the time a non-qualified option is granted under the Plan, but generally at the time such non-qualified option is exercised, the participant will realize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the option exercise price.
Upon a disposition of those shares, the difference between the amount received and the fair market value on the date of
exercise will generally be treated as a long-term or short-term capital gain or loss, depending on the holding period of the shares. We will generally be entitled to a deduction for Federal

82	TARGET CORPORATION 2026 Proxy Statement

Management proposals
income tax purposes at the same time and in the same
amount as the participant is considered to have realized
ordinary income in connection with the exercise of a non-
qualified option.
Any optionee who pays the purchase price upon exercise of an option, in whole or in part, by delivering already owned shares of our common stock will generally not recognize gain or loss on the shares surrendered at the time of such delivery, except under certain circumstances relating to incentive stock
options. Rather, such gain or loss recognition will generally occur upon disposition of the shares acquired in substitution for the shares surrendered.
Incentive stock options. A participant will realize no taxable income, and we will not be entitled to any related deduction, at the time any incentive stock option is granted. If certain
employment and holding period conditions are satisfied, then no taxable income will result upon the exercise of such option and we will not be entitled to any deduction in connection with that exercise. Upon disposition of the shares after expiration of the statutory holding periods, any gain realized by a participant will be taxed as long-term capital gain and any loss sustained will be long-term capital loss, and we will not be entitled to a deduction in respect to such disposition. While no ordinary
taxable income is recognized at exercise (unless there is a
“disqualifying disposition”, see below), the excess of the fair market value of the shares over the option exercise price is a preference item that is recognized for alternative minimum tax purposes.
Except in the event of death, if shares acquired by a
participant upon the exercise of an incentive stock option are disposed of by such participant before the expiration of the statutory holding periods (i.e., a “disqualifying disposition”), such participant will be considered to have realized as
compensation taxed as ordinary income in the year of such
disposition an amount, not exceeding the gain realized on
such disposition, equal to the difference between the option price and the fair market value of such shares on the date of exercise of such option. Generally any gain realized on the
disposition in excess of the amount treated as compensation
or any loss realized on the disposition will constitute capital gain or loss, respectively. If a participant makes a
“disqualifying disposition,” generally in the fiscal year of such
“disqualifying disposition,” we will be allowed a deduction for
Federal income tax purposes in an amount equal to the
compensation realized by such participant.
If the participant pays the option price with shares that were originally acquired pursuant to the exercise of an incentive stock option and the statutory holding periods for such shares have not been met, the optionee will be treated for tax
purposes as having made a “disqualifying disposition” of such shares.
SARs. A grant of SARs has no federal income tax
consequences at the time of grant. Upon the exercise of SARs, the value of the shares and cash received is generally taxable to the grantee as ordinary income, and we generally will be
entitled to a corresponding tax deduction.
Restricted stock. A participant receiving restricted stock
under the Plan may be taxed in one of two ways: the
participant (i) pays tax when the restrictions lapse, or (ii) makes a special election to pay tax in the year the grant is made. At either time, the value of the award for tax purposes is the
excess of the fair market value of the shares at that time over the amount (if any) paid for the shares. This value is taxed as ordinary income and is subject to income tax withholding. We receive a tax deduction at the same time and for the same
amount taxable to the participant. If a participant elects to be taxed at grant, then, when the restrictions lapse, there will be no further tax consequences attributable to the awarded stock until disposition of the stock.
Stock units. In general, no taxable income is realized by a
participant in the Plan upon the grant of a stock unit award.
Such participant generally would include in ordinary income
the fair market value of the award of stock at the time shares of stock are delivered to the participant. We generally will be entitled to a tax deduction at the time and in the amount that the participant recognizes ordinary income.
Awards other than options, SARs, restricted stock, and stock units. As to other awards granted under the Plan that are
payable either in cash or shares of our common stock that are either transferable or not subject to substantial risk of
forfeiture, the holder of the award must recognize ordinary
income equal to (i) the amount of cash received or, as
applicable, (ii) the excess of (A) the fair market value of the shares received (determined as of the date of receipt) over (B)
the amount (if any) paid for the shares by the holder of the award. We will generally be entitled at that time to an income tax deduction for the same amount.
Section 162(m) limit. Section 162(m) of the IRC prevents us
from taking a federal income tax deduction for compensation
paid in excess of $1 million to our “covered employees.” Any awards we grant pursuant to the Plan to covered employees,
whether performance-based or otherwise, will be subject to
the $1 million annual deduction limitation.
Parachute payment limitations. The Plan also provides that if any payments or benefits provided to a participant under the
Plan or any other of our compensation programs or
arrangements in connection with a change-in-control would
constitute “parachute payments” within the meaning of
Section 280G of the IRC, and would otherwise result in the
imposition of an excise tax under Section 4999 of the IRC,
then the amount of such payments and benefits will either (i)
be reduced to the extent necessary to avoid characterization as parachute payments and the imposition of the excise tax, or
(ii) be paid in full and remain subject to the imposition of the excise tax, whichever results in the participant’s receipt on an after-tax basis of the greatest amount of payments and
benefits.

TARGET CORPORATION 2026 Proxy Statement	83

Management proposals
Plan benefits
As described above, the Committee, in its discretion, will
select the participants who receive awards and the size and
types of those awards, if the Restated Plan is approved by
shareholders. It is, therefore, not possible to predict the
awards that will be made to particular individuals or groups under the Restated Plan at this time.
Information regarding awards made under the 2020 Plan
during Fiscal 2025 to our directors and named executive
officers is provided elsewhere in this Proxy Statement. Please see the “Non-employee director compensation table” section
of this Proxy Statement for additional information regarding grants of restricted stock units under the 2020 Plan to non-
employee directors during Fiscal 2025. In addition, please refer to the “Grants of plan-based awards in Fiscal 2025” table for a listing of awards granted to our named executive officers
during Fiscal 2025 under the 2020 Plan.

The Board recommends that shareholders vote For approval of the Amended and Restated Target Corporation 2020 Long-Term Incentive Plan.

84	TARGET CORPORATION 2026 Proxy Statement

Shareholder proposals
We regularly engage in outreach efforts with our shareholders, both large and small, on a variety of topics related to our
business. These engagements help us to better understand
the priorities and perspectives of our shareholders, while also offering us an opportunity to describe our strategies and
practices and the significance of those matters in the context of the scope and nature of our business and operations.
Where a shareholder proposal receives significant support, the
Board responds through shareholder engagement, disclosure,
or other means by either making the proposed changes or
explaining why the actions were not taken.
The following proposals were submitted by shareholders to be voted on at the 2026 Annual Meeting, if properly presented at the meeting. Target is not responsible for the content of
the “Shareholder’s proposal and supporting statement”
section of the proposals, which, other than minor formatting changes, is reproduced as submitted by the shareholder.
When we receive a shareholder proposal we seek to engage
with the proponent in an effort to understand their concerns and explore whether a resolution outside of the voting process can be reached. Many times we are successful in that
endeavor. When we are not, and after reviewing the situation with our Board, we make clear to the proponent why we
disagree and articulate the reasons in the Board’s opposition statements below.

Item five	Shareholder proposal requesting policy requiring the Board Chair to be an independent director

Item of business	Board recommendation	Voting approval standard

Shareholder proposal requesting policy requiring the Board Chair to be an independent director	The Board recommends that shareholders vote AGAINST this item.	Majority of shares present and entitled to vote.(1) Abstentions have the effect of a vote “Against” and broker non-votes generally have no effect(2) in calculating the required vote.
(1)This amount must be at least a majority of the minimum number of shares entitled to vote that would constitute a quorum.
“Shares present” includes shares represented in person or by proxy and entitled to vote on the item of business (for which purpose, broker non-votes are not entitled to vote on the item).
(2)If quorum cannot be established without including broker non-votes, then those broker non-votes required to establish a minimum quorum will have the same effect as votes “Against.”
For additional details about the Board recommendation and voting standards, please see Question 10 “What items are being voted upon, how does the Board recommend that I vote, and what are the standards for determining whether any item has been approved?” on page 95.
The Accountability Board, 401 Edgewater Place, Suite 600, Wakefield, MA 01880-6200, which held at least $2,000 in market value of shares of Target common stock for at least three years on September 30, 2025, intends to submit the following proposal to shareholders at the 2026 Annual Meeting:

TARGET CORPORATION 2026 Proxy Statement	85

Shareholder proposals
Shareholder’s proposal and supporting statement
RESOLVED: Shareholders ask the Board to adopt a policy,
and amend the governance documents as necessary, to
require the Board Chair too be an independent director. The
policy may provide that if a Chair ceases to be independent, the Board shall replace the Chair with a new, independent,
Chair; that compliance with this policy is waived if no
independent director is available and willing to serve as Chair;
and that the policy shall apply prospectively so as not to
violate any contractual obligation existing at its adoption.
DEAR FELLOW SHAREHOLDERS:
With sustained challenges in both performance and reputation, it’s a tough time for Target—to put it mildly. Sales growth has been inconsistent, there have been declines in foot traffic, and controversies abound. As an August 2025 New York Times
article observed, “Target’s stock has lost more than a fifth of its value over the past two years, while Walmart’s has nearly doubled in price.”
Target’s problems are also illustrated in the following data, drawn from its fiscal 2025 10-K.
The need for stronger independent Board leadership has
been painfully clear. Nevertheless, Target announced
last summer that although Brian Cornell would resign as
CEO, he’d remain a company executive and continue
Chairing the Board in that capacity.
This eroded confidence in Target even more. Some analysts
were surprised by the move (although we note that two-
thirds of Target’s Board have held executive Chair positions elsewhere). And investors reacted negatively to the news
that the individual who oversaw Target’s operations during
its recent struggles was promoted to CEO—with continued
oversight by the previous CEO, now positioned as Executive
Board Chair.
Shareholders now have an opportunity to strengthen
Target’s governance with a policy framework that
ensures independent, non-executive Board leadership.
Target often points to its Lead Independent Director as a
counterbalance to having an executive Chair. But given the
company’s ongoing underperformance (and other significant
challenges), this structure clearly hasn’t proven sufficient to protect shareholder interests. Looking ahead, we believe a
different approach is warranted.
This proposal’s adoption would be a crucial step toward
establishing a firewall of independent leadership that
ensures the Chair is positioned to oversee management and
represent shareholder interests free from executive
entanglements. It would strengthen the Board’s ability to
challenge assumptions, protect against excessive risk,
ensure that long-term strategy and governance aren’t
weakened by an overriding insider’s perspective, and
provide a foundational governance structure on which to
build the company’s future. Thank you.

86	TARGET CORPORATION 2026 Proxy Statement

Shareholder proposals
Position of the Board of Directors
The Board has considered this proposal and believes that
its adoption is not in the best interests of Target or its
shareholders.
Shareholder interests are best served by a flexible policy
that allows the Board to determine an appropriate
leadership structure, based on the circumstances.
The Board believes that any decision to have a combined
Chair of the Board and CEO role or to separate these roles,
should be based on Target’s specific circumstances and the
independence and capabilities of its directors. The Board
does not believe that mandating the separation of these
roles would benefit shareholders.
The Governance & Sustainability Committee, in consultation
with the Lead Independent Director (LID), has an annual
evaluation process in place to review the performance of the
Board and its Committees. In addition, through shareholder
engagement meetings, the company has found that there is
no prevailing theme on a preferred structure for Target.
Shareholders express different views on their preferred
leadership structure, with many acknowledging the benefit
of retaining flexibility. Notably, this is consistent with how
Target’s shareholders voted on similar proposals in the
past--most recently, receiving only 29% support in 2024
and 32.1% support in 2023. The Board is committed to
continuing to seek shareholder feedback on its approach
and will continue to regularly reassess its Board leadership structure.
To support its business priorities, the company moved
from a combined Chair and CEO leadership structure
and appointed a transitional Executive Chair role.
During Fiscal 2025, Target had a combined Chair of the
Board and CEO leadership structure, with Mr. Cornell
serving in both positions. Effective February 1, 2026, Mr.
Fiddelke assumed the role of CEO and was appointed to
Target’s Board of Directors.
With this appointment, the Board determined that Target’s
needs would be best served by separating the Chair and
CEO roles and having Mr. Cornell continue to serve as a
Chair alongside a LID. These positions have distinct roles
and responsibilities, as outlined in further detail on pages
9-10. The separated structure allows Mr. Fiddelke to focus
on the business as he establishes himself as Target’s CEO,
while Mr. Cornell’s continued service as Chair allows the
Board to leverage his in-depth knowledge of our business
and industry during this transitional phase.
Under Target’s Corporate Governance Guidelines, a former
CEO may not serve on the Board for an extended time.
Accordingly, at the appropriate time, the Board will be
required to revisit and determine its future leadership
structure. The Board believes it is important to maintain
flexibility in making this determination to address evolving circumstances and future needs.
Target continues to have a strong Lead Independent
Director with robust responsibilities and engagement in
the Board room, supported by a governance structure
designed to further promote independence.
Whenever the Chair of the Board is not independent, as is
currently the case, Target’s Bylaws and Corporate
Governance Guidelines require that the Board appoint a
LID. The Corporate Governance Guidelines further require
that both the Chair and the LID be elected annually by the
independent directors. The independent directors re-elected
Ms. Leahy, who has served as LID since January 2025, to
continue in this role.
The LID position complements the Board Chair’s role,
ensuring the independent directors have the necessary
information and opportunities to fulfill their oversight
responsibilities. Among other things, the LID is responsible for reviewing, providing input, and approving Board agenda
items, and presides over regular executive sessions
consisting solely of independent directors. A list of full
duties is described on page 10.
The Board’s commitment to independent oversight is
reinforced by the fact that all Committees are comprised
exclusively of independent directors. The Committee Chairs
determine the agenda topics to be discussed and materials
to be evaluated in the areas covered by their respective
committee charters and provide additional independent
leadership to complement the LID.
The action requested in the proposal would
unnecessarily limit the Board’s option to apply the
leadership structure that it believes best serves the
interests of Target’s shareholders.
Target has long maintained a successful, flexible policy that has allowed the Board to take a thoughtful approach in
adapting leadership structures depending on the
circumstances at the time. The Board has disclosed why it
believes the current structure best serves Target’s current
needs and circumstances. Moreover, Target has well-
established governance practices that foster strong,
independent leadership whenever the Chair of the Board is
not independent. For these reasons, the Board believes that
this proposal is not in the best interests of Target or its
shareholders.

The Board recommends that shareholders vote Against the shareholder proposal requesting policy requiring the Board Chair to be an independent director.

TARGET CORPORATION 2026 Proxy Statement	87

Shareholder proposals

Item six	Shareholder proposal requesting a report on presence of pesticides in Target’s private label brands

Item of business	Board recommendation	Voting approval standard

Shareholder proposal requesting a report on presence of pesticides in Target’s private label brands	The Board recommends that shareholders vote AGAINST this item.	Majority of shares present and entitled to vote.(1) Abstentions have the effect of a vote “Against” and broker non-votes generally have no effect(2) in calculating the required vote.
(1)This amount must be at least a majority of the minimum number of shares entitled to vote that would constitute a quorum.
“Shares present” includes shares represented in person or by proxy and entitled to vote on the item of business (for which purpose, broker non-votes are not entitled to vote on the item).
(2)If quorum cannot be established without including broker non-votes, then those broker non-votes required to establish a minimum quorum will have the same effect as votes “Against.”
For additional details about the Board recommendation and voting standards, please see Question 10 “What items are being voted upon, how does the Board recommend that I vote, and what are the standards for determining whether any item has been approved?” on page 95.
Trillium ESG Global Equity Fund, as lead filer, located at One Congress Street, Suite 3101, Boston, MA 02114, along with The
Adrian Dominican Sisters, Bon Secours Mercy Health, Inc., CommonSpirit Health, The Congregation of St. Joseph, The Daughters
of Charity, Inc., and Mercy Investment Services, Inc., as co-filers, all of whom held at least $2,000 in market value of shares of
Target common stock for at least three years (or, in the case of Trillium ESG Global Equity Fund, at least $25,000 in market value of shares of common stock for at least one year) on December 16, 2025, intend to submit the following proposal to shareholders at the 2026 Annual Meeting:
Shareholders’ proposal and supporting statement
RESOLVED: Shareholders of Target Corporation (“Target”)
request that the board of directors issue a report on the
presence of pesticides in Target’s private label brands and any efforts to quantify and curtail them, at reasonable cost,
focusing on material issues, and omitting proprietary
information.
SUPPORTING STATEMENT: While the report’s content is left
to the board’s discretion, shareholders recommend the board
consider including the following:
•If and how the board has oversight of and receives
updates regarding pesticide use in agricultural supply
chains that pose material, financial, or operational risk to the company or cause harm to human health, pollinators,
or the environment.
•Type and quantity of pesticides avoided annually through
targeted strategies in prioritized crops.
•Prioritization of pesticides for reduction or elimination
aligned with classifications set by authoritative scientific bodies, including the World Health Organization.1
•Company targets and timelines, if any, for pesticide
reduction.
WHEREAS: Failure to reduce synthetic pesticide use impairs
living organisms in the soil that are critical to improving and maintaining soil health and sequestering carbon, key
components of a regenerative farming system.2,3,4
Pesticide and agrichemical exposure is associated with
serious health effects in humans from increased risk of

88	TARGET CORPORATION 2026 Proxy Statement

Shareholder proposals
cancers to developmental defects in infants and children.5,6,7
Health advocates cite linkage between health harms and
exposures to toxic pesticides.8,9 Consumers are increasingly aware of and concerned about the harms.10 These health risks can create financial risks; Bayer incurred over $15 billion in settlements and judgments related to glyphosate-based
herbicides, illustrating the scale of financial liability associated with harmful pesticides.11
A 2025 study found 29 pesticides in Target’s own-brand baby
food, up from 21 found in 2024; 16 of which are classified as highly hazardous to the environment and/or human health.12,13
Target lags peers who have set timebound measurable
pesticide commitments14 and faces growing regulatory
pressure. In 2024, 19 states considered or enacted 79 pieces of pesticide-regulation legislation.15
These collective risks from pesticide use appear to be material given Target’s merchandise composition and exposure
throughout its supply chains. In 2024, Target’s net sales from apparel and accessories, food and beverage, and home
furnishings and décor-the categories most exposed to
pesticide use-totaled over $57 billion, representing about 53 percent of net sales that year.16
Target offers minimal disclosures on its approach to managing pesticide pollution. In 2021, Target implemented a policy
encouraging suppliers to limit non-essential use of pesticides.
Yet, absent timebound or measurable targets, investors and
other stakeholders cannot adequately assess the policy’s
effectiveness of the board’s oversight. Given Target’s use of
Restricted Substance Lists17 to minimize the use of other
prioritized chemicals in its own-brand products, we believe the lack of restrictions on hazardous pesticides is a risk
management omission.
_______________
1http://pan-international.org/wp-content/uploads/PAN_HHP_List.pdf
2https://pmc.ncbi.nlm.nih.gov/articles/PMC2984095
3https://soilhealthinstitute.org/news-events/nationwide-study-on-30-u-s-farms-shows-positive-economic-impact-of-soil-
health-management-systems/
4https://www.frontiersin.org/journals/environmental-science/articles/10.3389/fenvs.2021.643847/full
5https://www.annualreviews.org/doi/full/10.1146/annurev.publhealth.25.101802.123020#_i34
6https://onlinelibrary.wiley.com/doi/abs/10.1111/j.1552-6909.2009.01092.x
7https://agupubs.onlinelibrary.wiley.com/doi/10.1029/2024GH001236
8https://pmc.ncbi.nlm.nih.gov/articles/PMC7945198/
9https://www.thecalifornian.com/story/news/local/2025/10/06/monterey-county-pesticide-use-threatens-pregnant-women-
advocates/86466185007/
10https://trellis.net/article/health-and-climate-top-consumers-concerns-about-food-system-report-finds/
11https://www.bloomberg.com/graphics/2025-pesticides-us-bayer-roundup/
12https://foe.org/news/toxic-pesticides-still-present-in-targets-baby-food/
13https://foe.org/wp-content/uploads/2025/11/Target-2024-Baby-Food-Test-Results-PDF-Summary-3.pdf
14https://foe.org/retailer-report-card/
15https://www.ncelenviro.org/resources/pesticides-briefing-book/
16https://corporate.target.com/investors/annual/2024-annual-report
17https://corporate.target.com/sustainability-governance/responsible-resource-use/chemicals
Position of the Board of Directors
The Board has considered this proposal and believes that
its adoption is not in the best interests of Target or its
shareholders.
Target has robust controls to confirm compliance with
all applicable safety regulations and requirements, with
oversight from the Board.
Product and food safety is a top priority and significant
focus for Target. The report requested by the proposal is
not needed because Target has robust programs to validate
compliance with all applicable regulations, including through rigorous facility reviews and product evaluation processes.
Target maintains a dedicated team responsible for
managing food safety and regulatory compliance across
owned-brand business partner manufacturing facilities, food
distribution centers, and retail stores. Target also requires its owned-brand food business partners to be certified by
the Global Food Safety Initiative, and conducts regular
reviews and audits to confirm adherence. At the Board level, the Audit & Risk Committee maintains ultimate oversight of
enterprise compliance and risk management programs.
Target disagrees with the proponents’ suggestion that
Target’s owned-brand baby food contains pesticides. The
2025 study cited by in the proposal did not detect pesticide applications in finished baby food products. Rather, the
study identified trace levels of possible pesticide
metabolites. While it is possible that these metabolites form from the breakdown of pesticides, metabolites may also
result from other environmental factors. Importantly, these
trace levels of metabolites were measured at levels well
within applicable regulatory standards.
Target invests in managing nature and biodiversity-
related risks and provides transparency about these
efforts.
Target recognizes that pesticide use in agricultural supply
chains may pose environmental, human health, regulatory,
and reputational risks if not properly managed. However,
the objectives of the proposal are already addressed
through existing, risk-based governance, sourcing
standards, and public disclosures, which allow Target to
identify, prioritize, and address nature and biodiversity-
related issues that are significant to the company. This
includes considerations of nature-based solutions for Target products. For example, because owned-brand products are
core to Target’s business and an area where Target has
direct influence, Target focuses on commodity level policies

TARGET CORPORATION 2026 Proxy Statement	89

Shareholder proposals
in its owned-brand products. To support this focus, Target
has established guidelines to inform sourcing and product
design decisions and to evaluate business partner
opportunities. Target regularly reports on these efforts and related progress in its annual Sustainability & Governance
Report, providing shareholders with the requested
transparency into Target’s approach to managing nature
and biodiversity-related risks.
Target will continue to focus its resources on its existing
initiatives, which have been developed to align with its
business strategy and are subject to Board oversight.
Producing a report such as that requested by proponents
will not provide information to shareholders that is materially relevant to Target’s business or in furtherance of long-term value creation. Instead, Target’s shareholders are best
served by continued focus on integrating environmental and
human health risk management into the company’s core
sourcing and governance processes. Moreover, the Board’s
Governance & Sustainability Committee has oversight of the
company’s strategy and existing initiatives to manage
nature and biodiversity-related risks. Target will continue to identify opportunities where it can make meaningful impact,
focusing on industry collaboration, the safety of our guests, team members, and communities, and strategic alignment
with business strategy. For these reasons, the Board
believes that the action requested in the proposal is
unnecessary and not an effective use of company
resources.

The Board recommends that shareholders vote Against the shareholder proposal requesting a report on presence of pesticides in Target’s private label brands.

90	TARGET CORPORATION 2026 Proxy Statement

Shareholder proposals

Item seven	Shareholder proposal requesting a report on reducing plastic microfiber shedding

Item of business	Board recommendation	Voting approval standard

Shareholder proposal requesting a report on reducing plastic microfiber shedding	The Board recommends that shareholders vote AGAINST this item.	Majority of shares present and entitled to vote.(1) Abstentions have the effect of a vote “Against” and broker non-votes generally have no effect(2) in calculating the required vote.
(1)This amount must be at least a majority of the minimum number of shares entitled to vote that would constitute a quorum.
“Shares present” includes shares represented in person or by proxy and entitled to vote on the item of business (for which purpose, broker non-votes are not entitled to vote on the item).
(2)If quorum cannot be established without including broker non-votes, then those broker non-votes required to establish a minimum quorum will have the same effect as votes “Against.”
For additional details about the Board recommendation and voting standards, please see Question 10 “What items are being voted upon, how does the Board recommend that I vote, and what are the standards for determining whether any item has been approved?” on page 95.
As You Sow, as lead filer, located at 11461 San Pablo Avenue, Suite 400, El Cerrito, CA 94530, as representative for Laird Norton
Family Foundation, along with Remmer Family Foundation, Inc., ZHDB Investments LLC, and First Affirmative Financial Network,
LLC (investment advisor and representative for Mary Love May), as co-filers, all of whom held at least $2,000 in market value of shares of Target common stock for at least three years on December 18, 2025, intends to submit the following proposal to shareholders at the 2026 Annual Meeting:
Shareholder’s proposal and supporting statement
WHEREAS: Plastic threatens the world’s oceans, wildlife, and human health, representing a growing market and regulatory
risk.1 As plastic pollution reaches crisis levels, investors are concerned about how plastic-related impacts may affect
company resilience, cost-structure, and long-term value.2
Textiles represent the third-largest market for plastic,
consuming roughly 14% of total plastic production.3 Synthetic plastic fibers represent 63% of global fiber production, equal to 80 million tons, and shed large volumes of microfibers
during both manufacturing and consumer use.4 This results in
500,000 tons of plastic microfibers from textiles entering the world’s oceans annually,5 making the textile industry one of the largest contributors to global microplastic pollution.
Microfibers are found in every major ocean and freshwater
environment; remote polar regions and seabeds, indoor air,
tap and bottled water, and foods. Microfibers are even found in human brains.6 Scientific research links microplastic
exposure to cardiovascular disease,7 cancer, Parkinson’s
disease, and dementia.8 Growing public awareness and
mounting scientific evidence have elevated microplastic
pollution from an environmental issue to a material business risk, exposing apparel companies to reputational damage,
regulatory pressure, and potential litigation.
The European Union’s Zero Pollution Action Plan includes a
target to reduce microplastic pollution by 30% by 2030; its
forthcoming regulations are expected to require companies to measure, report and mitigate microfiber pollution across their supply chains.9 As a major retailer selling substantial amounts of apparel, Target Corp. has significant exposure to synthetic fibers and faces rising transition risk, including compliance costs, supply-chain disruptions, and potential loss of market access if it is unprepared for coming regulatory shifts.
Asset managers are increasingly scrutinizing plastic-related risks, particularly given their implications for brand value, consumer trust, and long-term operational resilience.
Reducing microfiber pollution is therefore both a
risk‑mitigation strategy and a value-creation opportunity.

TARGET CORPORATION 2026 Proxy Statement	91

Shareholder proposals
Importantly, viable and cost-effective solutions exist. Research highlights interventions that can materially reduce microfiber pollution including filtration technology in textile mills, material and design innovations that reduce shedding, new testing
methodologies, and manufacturing changes.10
Meanwhile, competitors are beginning to act. Under Armour
has committed that 75% of its fabrics will be low-shed
materials by 2030, signaling that leadership on microfiber
reduction is becoming a differentiator in the apparel sector.11
By setting clear goals to reduce microfiber shedding, Target
Corp. can mitigate regulatory and reputational risk, strengthen supply-chain readiness, preserve market share, and meet the
expectations of consumers and investors increasingly attuned to microplastic pollution. Early action would also position the company to benefit from emerging standards rather than
reacting to them once compliance deadlines are imposed.
RESOLVED: Shareholders request that Target Corp. issue a
report, at reasonable expense and excluding proprietary
information, evaluating whether opportunities to reduce
microfiber pollution from its garments will strengthen long-term value and mitigate emerging material risks.
_______________
1https://wwfint.awsassets.panda.org/downloads/wwf_pctsee_report_english.pdf
2https://www.unep.org/resources/pollution-solution-global-assessment-marine-litter-and-plastic-pollution
3https://www.regulations.gov/document/NOAA-NOS-2022-0061-0002
4https://www.regulations.gov/document/NOAA-NOS-2022-0061-0002
5https://www.eea.europa.eu/publications/microplastics-from-textiles-towards-a
6https://hscnews.unm.edu/news/hsc-newsroom-post-microplastics-human-brains
7https://www.nejm.org/doi/full/10.1056/NEJMoa2309822
8https://today.duke.edu/2025/06/microplastics-are-everywhere-heres-what-duke-research-doing-about-health-concerns
9https://www.ropesgray.com/en/insights/alerts/2024/02/macro-regulation-of-microplastics
10https://www.5gyres.org/microfiberplaybook; https://www.nature.org/en-us/about-us/where-we-work/united-states/california/
stories-in-california/microfiber-action-alliance/?vu=microfibers
11https://about.underarmour.com/en/stories/2023/12/under-armour-s-breakthrough-fiber-shed-test-method-now-available.html
Position of the Board of Directors
The Board has considered this proposal and believes that
its adoption is not in the best interests of Target or its
shareholders.
Target has oversight mechanisms to guard against
sustainability-related risks and to ensure that the
company is positioned for long-term resiliency.
The Board has existing oversight structures to manage
sustainability-related enterprise risks. Target’s Vice
President, Enterprise Sustainability regularly provides
updates to the Governance & Sustainability Committee,
which oversees the company’s sustainability strategy and
its approach to building long-term business resilience.
Target takes a measured, evidence-based approach
when identifying and addressing emerging sustainability
issues, such as pollution from microfiber plastics.
In evaluating potential risks, Target considers the maturity of scientific research, the availability of consistent
measurement methodologies, evolving industry norms, and
practical considerations related to Target’s ability to have a direct and measurable impact. Target prioritizes
sustainability initiatives that align with its business strategy and where outcomes can be reliably assessed.
Pollution stemming from microfiber plastics from textiles
remains an emerging field of scientific study, characterized by evolving research, inconsistent measurement
approaches, and the absence of widely accepted regulatory
or voluntary standards applicable across the apparel value
chain, as evidenced by ongoing and differing efforts across
organizations such as the Microfibre Consortium, Fashion
for Good, ISO, ZDHC, and various regulators. A company-
specific evaluation would be based on evolving
assumptions and methodologies, reducing the reliability and
decision-usefulness of a standalone report for shareholders.
Target is already monitoring developments in this area and
engaging with industry groups to better understand
potential impacts and mitigation approaches.
Within the textile value chain, Target is focused on
mitigating chemical-related risks in its owned-brand
apparel supply chain-an area supported by established
standards, measurable outcomes, and demonstrated
opportunities for impact.
Target aligns its chemical management efforts with the
ZDHC (Zero Discharge of Hazardous Chemicals) program,
which provides standardized requirements for chemical
inputs and wastewater quality. In alignment with ZDHC,
Target is making progress toward eliminating two
substances of concern—potassium permanganate (PP) and
dimethylformamide (DMFa)—from its owned-brand
products. While ZDHC has historically focused on chemical
emissions, Target’s adoption of ZDHC controls in the textile supply chain provides a foundation for extending emerging
requirements developed through its partnership with The
Microfibre Consortium to manufacturers in our supply chain.
Preparing the requested report would divert resources from
initiatives where Target can deliver clear, measurable, and
scalable results. Target regularly assesses its areas of focus based on business priorities, controllable actions, and
potential scale of impact.

92	TARGET CORPORATION 2026 Proxy Statement

Shareholder proposals
The proposed report would not provide information that is
materially decision-useful to shareholders at this stage or
meaningfully enhance the Board’s existing oversight. For
these reasons, the Board does not believe the requested
proposal is necessary and that Target’s current approach
best serves the long-term interests of the company and its
shareholders.

The Board recommends that shareholders vote Against the shareholder proposal requesting a report on reducing plastic microfiber shedding.

TARGET CORPORATION 2026 Proxy Statement	93

Questions and answers about
the 2026 Annual Meeting
General information
1.What is the purpose of the 2026 Annual Meeting?
The 2026 Annual Meeting provides shareholders with the opportunity to act upon the items of business described in the Meeting
Notice & Summary. In addition, the 2026 Annual Meeting serves as a forum where our Leadership Team reports on Target’s performance and governance during Fiscal 2025 and responds to questions from shareholders.
2.What is included in the proxy materials?
The proxy materials for the 2026 Annual Meeting include the Meeting Notice & Summary, the 2026 Proxy Statement, and the 2025
Annual Report. If you received a paper copy of these materials, the proxy materials also include a proxy card or VIF.
3.What is a proxy and what is a proxy statement?
A proxy is your legal designation of another person to vote the shares you own. The person you designate is also called a proxy or proxy holder. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card.
A proxy statement is the document that contains the information the SEC rules require us to provide when we ask you to sign a proxy designating individuals to vote on your behalf.
4.Who are the designated proxies and how may I revoke a proxy?
We have designated three members of our Leadership Team as proxies for the 2026 Annual Meeting—Michael J. Fiddelke,
Jim Lee, and David L. Donlin. Any proxy may be revoked at any time prior to completion of voting at the 2026 Annual Meeting by delivering either a proper written notice of revocation of your proxy or a later-dated proxy to our Corporate Secretary, 1000 Nicollet
Mall, TPS-2670, Minneapolis, Minnesota 55403.
5.How are proxies being solicited and who pays the related expenses?
Proxies are being solicited principally by mail, by telephone, and through the Internet. In addition to sending you these materials, some of our directors and Leadership Team, as well as other Team Members, may contact you by telephone, mail, email, or in person. You may also be solicited by means of news releases issued by Target, postings on our website, corporate.target.com, and print advertisements. None of the members of our Leadership Team or Team Members will receive any extra compensation for soliciting you. We have retained Sodali & Co to act as a proxy solicitor for a fee estimated to be $27,500, plus reimbursement of out-of-pocket expenses. We will pay the expenses in connection with our solicitation of proxies.
Voting
6.Who may vote and what constitutes a quorum for the 2026 Annual
Meeting?
Only Registered Shareholders or Beneficial Owners holding our outstanding shares at the close of business on the record date
(April 13, 2026) are entitled to receive notice of the 2026 Annual Meeting and to vote. Target common stock is the only class of voting shares we have outstanding. Each share of common stock will have one vote for each director nominee and one vote on each item of business to be voted on. As of the record date, 454,176,247 shares of our common stock were outstanding.
We need a quorum to be able to hold the 2026 Annual Meeting. The presence at the 2026 Annual Meeting, in person or by proxy, of the holders of a majority of our common stock outstanding on the record date will constitute a quorum. Proxies received but

94	TARGET CORPORATION 2026 Proxy Statement

Questions and answers about the 2026 Annual Meeting
marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the 2026 Annual Meeting for purposes of determining whether there is a quorum.
7.How do I vote?
You are able to vote your shares by providing instructions to the proxy holders who will then vote in accordance with your instructions.
Advance voting
Depending on how you hold your shares, you have up to three options for voting in advance:

Method(1)	Internet	Telephone	Mail
Instruction
•Go to the website identified on
the enclosed proxy card, VIF, or
Internet Availability Notice.
•Enter the control number on the
proxy card, VIF, or Internet
Availability Notice.
•Follow the instructions on the
website.

•Call the toll-free number
identified on the enclosed proxy
card or VIF or, after viewing the
proxy materials on the website
provided in your Internet
Availability Notice, call the toll-
free number for telephone voting
identified on the website.
•Enter the control number on the
proxy card, VIF, or Internet
Availability Notice.
•Follow the recorded instructions.

•Mark your selections on the
enclosed proxy card or VIF.
•Date and sign your name exactly
as it appears on the proxy card
or VIF.
•Promptly return the proxy card
or VIF in the enclosed postage-
paid envelope so the proxy card
or VIF is received before the
deadline.

Deadline	•Registered Shareholders or Beneficial Owners — 11:59 p.m. Eastern Daylight Time on June 9, 2026. •Participants in the Target 401(k) Plan — 6:00 a.m. Eastern Daylight Time on June 8, 2026.
(1)Internet and Telephone voting is available 24 hours a day, seven days a week up to the applicable deadline. If you are a
Beneficial Owner holding shares outside of the Target 401(k) Plan, you may only vote by Internet and Telephone if your broker, trustee, bank, or nominee makes those methods available to you. If you did not receive a proxy card or VIF and would like to vote by mail, you must request a physical copy of the proxy materials, which will include a proxy card or VIF, by visiting
www.proxyvote.com, dialing 1-800-579-1639, or emailing sendmaterial@proxyvote.com. If requesting a physical copy of the proxy materials, please be prepared to provide your control number, which can be found in your Internet Availability Notice.
Attending and voting at the 2026 Annual Meeting
To attend, vote, and submit questions during the 2026 Annual Meeting you must visit virtualshareholdermeeting.com/TGT2026 and enter the 16-digit control number found on your proxy card, VIF, or Internet Availability Notice, as applicable. For more information about attending the 2026 Annual Meeting, please see Question 14 “How can I attend the 2026 Annual Meeting?” on page 96.
Shares held within the Target 401(k) Plan may only be voted by the trustee pursuant to voting instructions received in advance of the 2026 Annual Meeting, and may not be voted by a participant at the 2026 Annual Meeting.
Important: to attend the 2026 Annual Meeting you must have the 16-digit control number found on your proxy card, VIF, or
Internet Availability Notice, as applicable.
8.What happens if I do not provide instructions on how to vote?
If you are a Registered Shareholder and return your proxy card without instructions, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board.
If you are a Beneficial Owner and do not vote your shares at the 2026 Annual Meeting, you must instead instruct your broker, trustee, bank, or nominee how to vote your shares using the voting instruction form provided by that intermediary. If you do not vote your shares at the 2026 Annual Meeting and do not provide voting instructions, whether your shares can be voted by your broker, bank, or nominee depends on the type of item being considered.
•Non-Discretionary Items. If you do not provide voting instructions for any of the non-discretionary items at the 2026 Annual
Meeting, your broker, bank, or nominee cannot vote your shares, resulting in a “broker non-vote.” All items of business other than Item 2 (Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm) are non-
discretionary items. Shares constituting broker non-votes will be counted as present for the purpose of determining a quorum at the 2026 Annual Meeting, but generally are not counted or deemed to be present in person or by proxy for the purpose of voting on any of the non-discretionary items.
•Discretionary Items. Even if you do not provide voting instructions, your broker, bank, or nominee may vote in its discretion on
Item 2 (Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm) because it is a discretionary item.

TARGET CORPORATION 2026 Proxy Statement	95

Questions and answers about the 2026 Annual Meeting
If you hold shares through a trust, whether your trustee can vote your shares if you do not provide voting instructions depends on the agreement governing the trust holding your shares. Voting for shares held in the Target 401(k) Plan is detailed in
Question 9 “How will shares in the Target 401(k) Plan be voted?” below on page 95.
9.How will shares in the Target 401(k) Plan be voted?
The 2026 Proxy Statement is being used to solicit voting instructions from participants in the Target 401(k) Plan with respect to shares of our common stock that are held by the trustee of the plan for the benefit of plan participants. If you are a plan participant and also own other shares as a Registered Shareholder or Beneficial Owner, you will separately receive proxy materials to vote those other shares you hold outside of the Target 401(k) Plan. If you are a plan participant, you must instruct the plan trustee to vote your shares in advance of the 2026 Annual Meeting by utilizing one of the methods described on the voting instruction form that you receive in connection with your shares held in the Target 401(k) Plan. If you do not give voting instructions, the trustee generally will vote the shares allocated to your Target 401(k) Plan account in proportion to the instructions actually received by the trustee from participants who give voting instructions. Shares held within the Target 401(k) Plan may only be voted by the trustee pursuant to voting instructions received in advance of the 2026 Annual Meeting, and may not be voted by a participant at the 2026
Annual Meeting.
10.What items are being voted upon, how does the Board recommend that I vote, and what are the standards for determining whether any item has been approved?

Item of business		Board recommendation	Voting approval standard	Effect of abstention	Effect of broker non-vote

Item 1:	Election of 12 directors	FOR each Director Nominee	More votes “For” than “Against”	No effect	No effect
Item 2:	Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm	FOR	Majority of shares present and entitled to vote(1)	Vote “Against”	Not applicable
Item 3:	Advisory approval of executive compensation (Say on Pay)	FOR	More votes “For” than “Against”	No effect	No effect
Item 4:	Approval of the Amended and Restated Target Corporation 2020 Long-Term Incentive Plan	FOR	Majority of shares present and entitled to vote(1)	Vote “Against”	No effect(3)
Item 5:	Shareholder proposal requesting policy requiring the Board Chair to be an independent director	AGAINST	Majority of shares present and entitled to vote(1)(2)	Vote “Against”(2)	No effect(3)
Item 6:	Shareholder proposal requesting a report on presence of pesticides in Target’s private label brands	AGAINST	Majority of shares present and entitled to vote(1)(2)	Vote “Against”(2)	No effect(3)
Item 7:	Shareholder proposal requesting a report on reducing plastic microfiber shedding	AGAINST	Majority of shares present and entitled to vote(1)(2)	Vote “Against”(2)	No effect(3)
(1)This amount must be at least a majority of the minimum number of shares entitled to vote that would constitute a quorum.
“Shares present” includes shares represented in person or by proxy and entitled to vote on the item of business (for which purpose, broker non-votes are not entitled to vote on the item).
(2)For purposes of determining the level of support needed for a shareholder to be eligible to resubmit a shareholder proposal in a following year using Rule 14a-8 under the Exchange Act, the SEC uses a simple majority standard that compares the votes cast “For” to votes cast “Against” an item (which gives abstentions “No effect”).
(3)If quorum cannot be established without including broker non-votes, then those broker non-votes required to establish a minimum quorum will have the same effect as votes “Against.”
An item of business will not be considered to be approved unless it meets the applicable “Voting approval standard” listed above.
However, we believe in being responsive to shareholder input, and will consider whether there is majority opposition to management proposals or majority support for shareholder proposals (whether binding or non-binding) using a simple majority of more votes “For” than “Against” in determining the level of support for purposes of the Board’s response.

96	TARGET CORPORATION 2026 Proxy Statement

Questions and answers about the 2026 Annual Meeting
11.What happens if other matters are brought before the 2026 Annual
Meeting and does Target expect that any other matters will be brought?
If any other matters properly come before the 2026 Annual Meeting calling for a vote of shareholders, proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion. The persons named as proxy holders also have discretionary authority to vote to adjourn or postpone the 2026 Annual Meeting, including for the purpose of soliciting votes in accordance with our Board’s recommendations.
As of the date of the 2026 Proxy Statement, we know of no matters that will be presented for action at the 2026 Annual
Meeting other than those referred to in the 2026 Proxy Statement.
12.May I vote confidentially?
Subject to the described exceptions, where the shareholder has requested confidentiality on the proxy card, our policy is to treat all proxies, ballots, and voting tabulations of a shareholder confidentially.
If you so request, your proxy will not be available for examination and your vote will not be disclosed prior to the tabulation of the final vote at the 2026 Annual Meeting, except: (a) to meet applicable legal requirements, (b) to allow the independent election inspector to count and certify the results of the vote, or (c) if there is a proxy solicitation in opposition to the Board, based upon an opposition proxy statement filed with the SEC. The independent election inspector may at any time inform us whether a shareholder has voted.
Voting instructions for shares held in the Target 401(k) Plan will be confidential as required by the terms of the Target 401(k) Plan administered by the trustee.
13.May I change my vote?
Yes. Even after you have submitted your proxy, you may change your vote at any time prior to the applicable deadline by:
•mailing a later-dated proxy card;
•voting again via telephone or Internet; or
•attending and voting at the 2026 Annual Meeting by visiting virtualshareholdermeeting.com/TGT2026 and entering the 16-digit control number found on your proxy card, VIF, or Internet Availability Notice, as applicable.
Please see the instructions under Question 7 “How do I vote?” on page 94.
Meeting details
14.How can I attend the 2026 Annual Meeting?
Attending the meeting
To attend, vote, and submit questions during the 2026 Annual Meeting you must visit virtualshareholdermeeting.com/TGT2026 and enter the 16-digit control number found on your proxy card, VIF, or Internet Availability Notice, as applicable. Only Registered
Shareholders or Beneficial Owners of common stock holding shares at the close of business on the record date (April 13, 2026)
will be permitted to attend, vote, and submit questions during the 2026 Annual Meeting.
Important: to attend the 2026 Annual Meeting you must have the 16-digit control number found on your proxy card, VIF, or
Internet Availability Notice, as applicable.
Logistics and technical support
Shareholders may enter the 2026 Annual Meeting at virtualshareholdermeeting.com/TGT2026 beginning at approximately 11:45
a.m. Central Daylight Time on June 10, 2026, and the meeting will begin promptly at 12:00 p.m. Central Daylight Time. If you experience any technical difficulties during the meeting, a toll-free number will be available on the virtual shareholder meeting website for assistance.
Other questions
If you have additional questions about the 2026 Annual Meeting, please contact Investor Relations by email at investorrelations@target.com or by telephone at 800-775-3110.

TARGET CORPORATION 2026 Proxy Statement	97

Questions and answers about the 2026 Annual Meeting
15.How will the 2026 Annual Meeting be conducted?
Format and rules of conduct
We are holding the 2026 Annual Meeting in a virtual-only meeting format. You will not be able to attend the 2026 Annual
Meeting at a physical location. A program containing the rules of conduct for the 2026 Annual Meeting will be provided to attendees at virtualshareholdermeeting.com/TGT2026.
Question and answer session
A shareholder who has entered the 16-digit control number found on their proxy card, VIF, or Internet Availability Notice, as applicable, may submit a question for the 2026 Annual Meeting either:
•in real time during the 2026 Annual Meeting at virtualshareholdermeeting.com/TGT2026; or
•in advance of the 2026 Annual Meeting at www.proxyvote.com.
Questions will be read at the 2026 Annual Meeting by one of our representatives. Questions and answers may be grouped by topic and substantially similar questions may be answered once. To promote fairness and efficient use of resources, only one question may be asked per shareholder. Questions will be limited to topics relevant to Target’s business. For example, personal matters are not appropriate topics. In addition, statements of advocacy that are not questions or do not relate to Target’s business will not be addressed. For appropriate questions that are not otherwise addressed during the 2026 Annual Meeting, we may choose to communicate an answer directly to the submitting shareholder or publish the answer on the investor relations section of our website at corporate.target.com/investors.
Access to information
16.How may I access or receive the proxy materials, other periodic filings, key corporate governance documents, and other information?
You may access our 2026 Proxy Statement, 2025 Annual Report, SEC filings, key corporate governance documents, and other information in a number of different ways, free of charge:

Methods of access

Document	Website(1)	Hard copy

2026 Proxy Statement(2)	corporate.target.com/investors/annual/ proxy-information-and-archive	Contact Investor Relations Email investorrelations@target.com Phone 800-775-3110 Mail Target Corporation Attn: Investor Relations 1000 Nicollet Mall, TPN-1320 Minneapolis, Minnesota 55403
2025 Annual Report(2)	corporate.target.com/investors/annual/ annual-reports-and-archive
Other Periodic Reports: •Forms 10-Q •Forms 8-K	corporate.target.com/investors/sec- filings
Corporate Governance Documents: •Articles of Incorporation •Bylaws •Corporate Governance Guidelines (includes Director Code of Ethics) •Board Committee Charters •Team Member Code of Ethics	corporate.target.com/sustainability- governance/governance-and-reporting/ corporate-governance

(1)You can subscribe to receive investor email alerts from Target’s Investor Relations at corporate.target.com/investors/investor-
email-alerts.
(2)If you would like to reduce the costs incurred by Target in mailing proxy materials, you can consent to receive all future proxy statements, proxy cards, and annual reports electronically via e-mail or the Internet at https://enroll.icsdelivery.com/tgt.
17.What is householding?
We have adopted a procedure approved by the SEC called “householding.” Under this procedure, certain shareholders who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our annual report and proxy statement, unless one or more of these shareholders notifies us that they would like to continue to receive

98	TARGET CORPORATION 2026 Proxy Statement

Questions and answers about the 2026 Annual Meeting
individual copies. This will reduce our printing costs and postage fees. Shareholders who participate in householding will continue to receive separate proxy cards. Also, householding will not in any way affect dividend check mailings.
Please contact Investor Relations by email, phone, or mail using the information in the “Hard Copy” column of Question 16 “How may I access or receive the proxy materials, other periodic filings, key corporate governance documents, and other information?”
on page 97 if:
•you and other shareholders with whom you share an address currently receive multiple copies of our annual reports and/or proxy statements, or if you hold stock in more than one account, and in either case, you would like to receive only a single copy of the 2025 Annual Report or the 2026 Proxy Statement for your household; or
•you participate in householding and would like to receive a separate copy of the 2025 Annual Report or the 2026 Proxy
Statement.
We will deliver the requested documents to you promptly upon receipt of your request.
Communications
18.How can I communicate with Target’s Board?
Shareholders and other interested parties seeking to communicate with any individual director or group of directors may send correspondence to Target Board of Directors, c/o Corporate Secretary, 1000 Nicollet Mall, TPS-2670, Minneapolis, Minnesota
55403 or email BoardOfDirectors@target.com, which is managed by the Corporate Secretary. The Corporate Secretary has been instructed by the Board to forward those communications to the relevant Board members unless they are unrelated to Board or shareholder matters.
19.How do I submit a proposal or nominate a director candidate for the
2027 Annual Meeting?
Manner of submission
Any shareholder proposals or director nominations must be submitted in writing to our Corporate Secretary at the email address provided below or at our principal executive offices. Shareholder proposals and director nominations should be addressed in one of the following two ways:
•Via email only. Submitted in writing to our Corporate Secretary at BoardOfDirectors@target.com.
•Via mail with a copy via email. Submitted in writing to our Corporate Secretary c/o Target Corporation, 1000 Nicollet Mall,
Mail Stop TPS-2670, Minneapolis, Minnesota 55403, with a copy to BoardOfDirectors@target.com.
Shareholder proposals
This section deals with shareholder proposals for the 2027 Annual Meeting other than director nominations. If you wish to nominate a director candidate, please see the section that follows under the heading “Nomination of director candidates.” The deadlines and requirements for submitting a shareholder proposal depend on whether a shareholder seeks to have the proposal included in the 2027 Proxy Statement using Rule 14a-8 under the Exchange Act:
•Proposals of business not using Rule 14a-8. Under our Bylaws, if a shareholder wants to propose an item of business to be considered at the 2027 Annual Meeting, the shareholder must give advance written notice to our Corporate Secretary by
March 12, 2027. The advance written notice must comply with all applicable statutes and regulations, as well as certain other provisions contained in our Bylaws, which generally require the shareholder to provide a brief description of the proposed business, reasons for proposing the business, and certain information about the shareholder and the Target securities held by the shareholder.
•Proposals of business using Rule 14a-8. A shareholder who wants to propose an item of business to be included in our 2027
Proxy Statement using Rule 14a-8 must follow the procedures provided in Rule 14a-8. In addition, the proposal must be received by our Corporate Secretary by December 28, 2026.
Nomination of director candidates
The deadlines and requirements for director candidates recommended for consideration or nominated by a shareholder are as follows:
•Recommending a candidate for Governance & Sustainability Committee consideration. Any shareholder who wants to recommend a candidate for the Governance & Sustainability Committee to consider nominating as a director at the 2027 Annual
Meeting should submit a written request and related information to our Corporate Secretary no later than December 31, 2026 in order to allow for sufficient time to consider the recommendation.

TARGET CORPORATION 2026 Proxy Statement	99

Questions and answers about the 2026 Annual Meeting
•Directly nominating a director candidate outside of our 2027 Proxy Statement. Under our Bylaws, if a shareholder plans to directly nominate a person as a director at the 2027 Annual Meeting, the shareholder must give advance written notice of the director nomination to our Corporate Secretary by March 12, 2027, and must comply with all applicable statutes and regulations, as well as certain other provisions contained in our Bylaws, which generally require the shareholder to provide certain information about the proposed director, the shareholder, and the Target securities held by the shareholder. In addition to satisfying those advance notice and requirements in our Bylaws by the March 12, 2027 deadline, any shareholder who intends to solicit proxies in support of director nominees other than the Board’s nominees must comply with the Universal Proxy
Rules by providing notice to our Corporate Secretary by April 12, 2027 setting forth the information required by Rule 14a-19 under the Exchange Act.
•Nominating a director candidate to be included in our 2027 Proxy Statement using our proxy access bylaw. In order to nominate a director candidate for inclusion in our 2027 Proxy Statement, a shareholder or group of shareholders must comply with our proxy access bylaw, which generally provides that a shareholder or group of up to 20 shareholders must own 3% or more of Target’s outstanding common stock continuously for at least the previous three years, and may nominate up to the greater of two individuals or 20% of the Board. Based on the Board size of 12 directors, the maximum number of proxy access candidates that we would be required to include in the 2027 Proxy Statement is two. Requests to include shareholder‑nominated director candidates in our 2027 Proxy Statement must be received by our Corporate Secretary not earlier than November 28, 2026, and not later than December 28, 2026. Each nominee must meet the qualifications required by our Bylaws. In addition, the nominating shareholder or group of shareholders must provide certain information and meet the other specific requirements of our Bylaws.
Forward-looking statements
This 2026 Proxy Statement contains forward-looking statements, which are based on our current assumptions and expectations.
These statements are typically accompanied by the words “aim,” “anticipate,” “believe,” “could,” “expect,” “may,” “seek,” “will,”
“would,” or similar words. The principal forward-looking statements in this 2026 Proxy Statement include statements regarding:
our future financial and operational performance, our strategy for growth, shareholder value, planned investments in our business, sustainability practices that seek to drive resiliency in our business, intended results of risk oversight and risk management efforts, our executive compensation program, and the Board’s leadership structure, composition, policies, and practices.
All such forward-looking statements are intended to enjoy the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, as amended. Although we believe there is a reasonable basis for the forward-looking statements, our actual results could be materially different. The most important factors which could cause our actual results to differ from our forward-looking statements are set forth in our description of risk factors included in Part I, Item 1A,
Risk Factors of our 2025 Annual Report, which should be read in conjunction with the forward-looking statements in this 2026
Proxy Statement. Forward-looking statements speak only as of the date they are made, and we do not undertake any obligation to update any forward-looking statement.

A-1	TARGET CORPORATION 2026 Proxy Statement

Appendix A
Amended and Restated Target Corporation
2020 Long-Term Incentive Plan
1.Purpose. The purpose of the Plan is to advance the performance and long-term growth of the Company by offering long-term incentives to directors and employees of the Company and its Subsidiaries and such other
Participants who the Committee determines will contribute to such performance and growth inuring to the benefit of the shareholders of the Company. This Plan is also intended to facilitate recruiting and retaining personnel. The Plan was originally effective June 10, 2020 (the “Original Effective Date”). This Amended and Restated Plan was approved by the
Board on March 11, 2026, and will become effective upon approval by the shareholders of the Company (the
“Restatement Date”).
2.Definitions. In this Plan, the following definitions will apply.
(a)“Agreement” means the written or electronic agreement containing the terms and conditions applicable to each Award granted under the Plan. An Agreement is subject to the terms and conditions of the
Plan.
(b)“Award” means a grant made under the Plan in the form of Options, Stock Appreciation
Rights, Restricted Stock, Stock Units or Other Stock-Based Awards.
(c)“Board” means the Board of Directors of the Company.
(d)“Cause” means what the term is expressly defined to mean in a then-effective written agreement (including an Agreement) between a Participant and the Company or any Subsidiary. In the absence of any such then-effective agreement or definition, “Cause” means, (i) failure to substantially perform a Participant’s duties for the Company or one of its Subsidiaries (other than failure resulting from incapacity due to physical or mental illness) after receipt of a written demand for such performance specifically identifying such failure and which affords the Participant a reasonable period of time (as determined by the Company or one of its Subsidiaries in its discretion under the circumstances) in which to cure such failure; or (ii) deliberate and serious disloyal or dishonest conduct that justifies and results in prompt discharge for specific cause under the established policies and practices of the Company or one of its
Subsidiaries. Examples of such deliberate and serious disloyal or dishonest conduct would include material unlawful conduct, material and conscious falsification or unauthorized disclosure of important records or reports, embezzlement or unauthorized conversion of property, serious violation of conflict of interest, vendor relations policies, or the
Company’s Code of Ethics (or any successor or replacement code of conduct for employees), or misuse or disclosure of significant trade secrets, or other information likely to be detrimental to the Company or its interests.
(e)“Change in Control” means, unless otherwise provided in an Agreement, one of the following:
(1)Individuals who are Continuing Directors cease for any reason to constitute 50%
or more of the directors of the Company; or
(2)30% or more of the outstanding voting power of the Voting Stock of the
Company is acquired or beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) by any
Person, other than an entity resulting from a Business Combination in which clauses (x) and (y) of Section
2(e)(3) apply; or
(3)the consummation of a merger or consolidation of the Company with or into another entity, a statutory share exchange, a sale or other disposition (in one transaction or a series of transactions) of all or substantially all of the Company’s assets, or a similar business combination (each, a
“Business Combination”), in each case unless, immediately following such Business Combination, (x) all or substantially all of the beneficial owners (within the meaning of Rule 13d-3 under the Exchange Act) of the
Company’s Voting Stock immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of the voting power of the then outstanding shares of voting stock (or comparable voting equity interests) of the surviving or acquiring entity resulting from such Business Combination (including such beneficial ownership of an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries), in substantially the same proportions (as compared to the other beneficial owners of the Company’s Voting Stock immediately

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Appendix A Amended and Restated Target Corporation 2020 Long-Term Incentive Plan
prior to such Business Combination) as their beneficial ownership of the Company’s Voting Stock immediately prior to such Business Combination, and (y) no Person beneficially owns, directly or indirectly, 30% or more of the voting power of the outstanding voting stock (or comparable equity interests) of the surviving or acquiring entity (other than a direct or indirect parent entity of the surviving or acquiring entity, that, after giving effect to the Business Combination, beneficially owns, directly or indirectly, 100% of the outstanding voting stock (or comparable equity interests) of the surviving or acquiring entity); or
(4)approval by the shareholders of a definitive agreement or plan to liquidate or dissolve the Company.
Notwithstanding the foregoing, to the extent that any Award constitutes a deferral of compensation subject to Code
Section 409A, and if that Award provides for a change in the time or form of payment upon a Change in Control, then, solely for purposes of applying such change in the time or form of payment provision, a Change in Control shall be deemed to have occurred upon an event described in this Section 2(e) only if the event would also constitute a change in ownership or effective control of, or a change in the ownership of a substantial portion of the assets of, the Company under Code Section 409A.
(f)“Code” means the Internal Revenue Code of 1986, as amended and in effect from time to time, and the regulations promulgated thereunder.
(g)“Committee” means two or more Non-Employee Directors designated by the Board to administer the Plan under Section 3, each member of which shall be (i) an independent director within the meaning of the rules and regulations of the New York Stock Exchange and (ii) a non-employee director within the meaning of Exchange
Act Rule 16b-3.
(h)“Company” means Target Corporation, a Minnesota corporation, or any successor thereto.
(i)“Continuing Director” means an individual (A) who is, as of the Original Effective Date of the Plan, a director of the Company, or (B) who becomes a director of the Company after the Original Effective Date of the Plan and whose initial appointment, or nomination for election by the Company’s shareholders, was approved by at least a majority of the then Continuing Directors; provided, however, that any individual whose initial assumption of office occurs as a result of either an actual or threatened contested election by any Person (other than the Board of Directors)
seeking the election of such nominee in which the number of nominees exceeds the number of directors to be elected shall not be a Continuing Director.
(j)“Disability” means, unless provided otherwise in an Agreement, total and permanent disability.
(k)“Employee” means an employee of the Company or a Subsidiary.
(l)“Exchange Act” means the Securities Exchange Act of 1934, as amended and in effect from time to time, and the regulations promulgated thereunder.
(m)“Fair Market Value” of a Share:
(1)Solely for purposes of determining the exercise price of an Option or Stock
Appreciation Right, “Fair Market Value” of a Share on any date is the Volume Weighted Average Price for such
Share as reported for such stock by Bloomberg L.P. on such date, or in the absence of such report the Volume
Weighted Average Price for such stock as reported for such stock by the New York Stock Exchange on such date or, if no sale has been recorded by Bloomberg L.P. or the New York Stock Exchange on such date, then on the last preceding date on which any such sale shall have been made in the order of primacy indicated
above; or
(2)For all other purposes of the Plan except Section 11(c)(2), “Fair Market Value” of a Share shall be the amount determined by the Committee.
(n)“Full Value Award” means an Award other than an Option or Stock Appreciation Right.
(o)“Fundamental Change” means a (i) consummation of a merger or consolidation of the
Company with or into another entity, regardless of whether the Company is the surviving entity, (ii) the sale of all or substantially all of the assets of the Company, (iii) a statutory share exchange involving the capital stock of the Company, or (iv) a dissolution or liquidation of the Company.

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Appendix A Amended and Restated Target Corporation 2020 Long-Term Incentive Plan
(p)“Goal Level” means, which respect to a performance-based Award, the satisfaction of the
Award’s performance goal(s) based on the specified Performance Measures for the applicable performance period which would result in a payout of the Award at 100%.
(q)“Good Reason” means, for purposes of Section 11(b), any material diminution of the
Participant’s position, authority, duties or responsibilities (including the assignment of duties materially inconsistent with the Participant’s position or a material increase in the time Participant is required by the Company or its successor to travel), any reduction in salary or in the Participant’s aggregate bonus and incentive opportunities, any material reduction in the aggregate value of the Participant’s employee benefits (including retirement, welfare and fringe benefits), or relocation to a principal work site that is more than 40 miles from the Participant’s principal work site immediately prior to the Change in Control; so long as the Participant provided written notice to the Company of the existence of the condition not later than 90 days after the initial existence of the condition, the condition has not been remedied by the
Company within 30 days after its receipt of such notice, and the Participant’s termination of Service occurs within 180 days of the initial existence of the condition.
(r)“Grant Date” means the date on which the Committee approves the grant of an Award under the Plan, or such later date as may be specified by the Committee on the date the Committee approves the
Award.
(s)“Non-Employee Director” means a member of the Board who is not an Employee.
(t)“Option” means a right granted under the Plan to purchase a specified number of Shares at a specified price. An “Incentive Stock Option” or “ISO” means any Option designated as such and granted in accordance with the requirements of Code Section 422. A “Non-Qualified Stock Option” means an Option other than an
Incentive Stock Option.
(u)“Other Stock-Based Award” means an Award described in Section 10 of this Plan.
(v)“Participant” means a Service Provider to whom an Award is or has been made in accordance with the Plan.
(w)“Performance Measures” may include one or more of the following measures established by the Committee for any performance-based Award: cash flow return on investment; comparable store sales; debt leverage; earnings before interest and taxes; earnings before interest, taxes, depreciation, and amortization; earnings before taxes; earnings per share; economic value added; free cash flow; gross margin rate; interest coverage; net debt to earnings before interest, taxes, depreciation, amortization, and rent expense ratio; net earnings; operating cash flow;
operating income; return on assets; return on equity; return on invested capital; return on sales; sales; selling, general, and administrative expense rate; Target Corporation share price; total net debt; total revenue; total shareholder return;
working capital; or any other financial, operational, or strategic measure approved by the Committee. Any performance goal based on one of the foregoing Performance Measures utilized may be expressed in absolute amounts, on a per share basis, relative to one or more of the other performance measures, as a growth rate or change from preceding periods, or as a comparison to the performance of specified companies, indices or other external measures, and may relate to one or any combination of corporate, group, unit, division, Subsidiary, or individual performance. In specifying the performance goals applicable to any performance period, the Committee may provide that one or more adjustments shall be made to the Performance Measures on which the performance goals are based, which may include adjustments that would cause such measures to be considered “non-GAAP financial measures” within the meaning of Rule 101 under
Regulation G promulgated by the Securities and Exchange Commission, such as excluding the impact of specified unusual or nonrecurring events such as acquisitions, divestitures, restructuring activities, asset write-downs, litigation judgments or settlements or changes in tax laws, or accounting principles.
(x)“Person” as used in Sections 2(f) and 2(j), means any individual, firm, corporation, or other entity and shall include any group comprised of any person and any other person with whom such person or any affiliate or associate (as defined in Rule 14a-1(a) of the Exchange Act) of such person has any agreement, arrangement, or understanding, directly or indirectly, for the purpose of acquiring, holding, voting, or disposing of any capital stock of the
Company.
(y)“Plan” means this Amended and Restated 2020 Target Corporation Long-Term Incentive
Plan, as amended and in effect from time to time.
(z)“Prior Plan” means the 2011 Target Corporation Long-Term Incentive Plan (as amended and restated on September 1, 2017).

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Appendix A Amended and Restated Target Corporation 2020 Long-Term Incentive Plan
(aa)“Restricted Stock” means Shares issued to a Participant that are subject to such restrictions on transfer, forfeiture conditions, and other restrictions or limitations as may be set forth in this Plan and the applicable Agreement.
(bb)“Service” means the provision of services by a Participant to the Company or any
Subsidiary in any Service Provider capacity. A Service Provider’s Service shall be deemed to have terminated either upon an actual cessation of actively providing services or upon the entity for which the Service Provider provides services ceasing to be a Subsidiary. Except as otherwise provided in this Plan or any Agreement, Service shall not be deemed terminated in the case of (i) any approved leave of absence or (ii) transfers among the Company and any
Subsidiaries in the same Service Provider capacity; however, a termination shall occur if the relationship the Participant had with the Company or a Subsidiary at the Grant Date terminates, even if the Participant continues in another relationship with the Company or a Subsidiary.
(cc)“Service Provider” means an Employee, a Non-Employee Director, or any consultant or advisor who is a natural person and who provides services (other than in connection with (i) a capital-raising transaction or (ii) promoting or maintaining a market in Company securities) to the Company or any Subsidiary.
(dd)“Share” means a share of Stock.
(ee)“Stock” means the common stock, $0.0833 par value, of the Company.
(ff)“Stock Appreciation Right” or “SAR” means the right to receive, in cash and/or Shares as determined by the Committee, an amount equal to the appreciation in value of a specified number of Shares between the Grant Date of the SAR and its exercise date.
(gg)“Stock Unit” means a right to receive, in cash and/or Shares as determined by the
Committee, the Fair Market Value of a Share, subject to such restrictions on transfer, forfeiture conditions, and other restrictions or limitations as may be set forth in this Plan and the applicable Agreement.
(hh)“Subsidiary” means any corporation or other entity (other than the Company) in an unbroken chain of corporations or entities beginning with the Company, in which each of the corporations or entities other than the last corporation or other entity in the unbroken chain owns stock or other voting securities possessing fifty percent or more of the total combined voting power in one of the other corporations or entities in such chain as determined at the point in time when reference is made to such “Subsidiary” in this Plan.
(ii)“Substitute Award” means an Award granted upon the assumption of, or in substitution or exchange for, outstanding awards granted by a company or other entity acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.
(jj)“Voting Stock” means all then-outstanding capital stock of the Company entitled to vote generally in the election of directors of the Company.
3.Administration of the Plan.
(a)Administration. The authority to control and manage the operations and administration of the Plan shall be vested in the Committee in accordance with this Section 3.
(b)Scope of Authority. Subject to the terms of the Plan, the Committee shall have the authority, in its discretion, to take such actions as it deems necessary or advisable to administer the Plan, including:
(1)determining the Service Providers to whom Awards will be granted, the timing of each such Award, the types of Awards and the number of Shares covered by each Award, the terms, conditions, performance criteria, restrictions and other provisions of Awards, and the manner in which Awards are paid or settled;
(2)cancelling or suspending an Award or the exercisability of an Award, accelerating the vesting or extending the exercise period of an Award, or otherwise amending the terms and conditions of any outstanding Award, subject to the requirements of Sections 14(d) and 14(e);
(3)adopting sub-plans or special provisions applicable to Awards, establishing, amending or rescinding rules to administer the Plan, interpreting the Plan and any Award or Agreement made under the Plan, and making all other determinations necessary or desirable for the administration of the Plan;
and

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Appendix A Amended and Restated Target Corporation 2020 Long-Term Incentive Plan
(4)taking such actions as are described in Section 3(c) with respect to Awards to foreign Service Providers.
(c)Awards to Foreign Service Providers. The Committee may grant Awards to Service
Providers who are foreign nationals, who are located outside of the United States or who are not compensated from a payroll maintained in the United States, or who are otherwise subject to (or could cause the Company or a Subsidiary to be subject to) legal or regulatory requirements of countries outside of the United States, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to comply with applicable foreign laws and regulatory requirements and to promote achievement of the purposes of the Plan. The
Committee may also modify the terms and conditions of such an Award to comply with applicable foreign laws or listing requirements, subject to compliance with the other provisions of the Plan. In connection therewith, the Committee may establish such subplans and modify exercise procedures and other Plan rules and procedures to the extent such actions are deemed necessary or desirable, and may take any other action that it deems advisable to obtain local regulatory approvals or to comply with any necessary local governmental regulatory exemptions.
(d)Acts of the Committee; Delegation. A majority of the members of the Committee shall constitute a quorum for any meeting of the Committee, and any act of a majority of the members present at any meeting at which a quorum is present or any act unanimously approved in writing by all members of the Committee shall be the act of the Committee. Any such action of the Committee shall be valid and effective even if the members of the
Committee at the time of such action are later determined not to have satisfied all of the criteria for membership in clauses (i) and (ii) of Section 2(g). To the extent not inconsistent with applicable law or stock exchange rules, the
Committee may delegate all or any portion of its authority under the Plan to any one or more of its members or, as to
Awards to Participants who are not subject to Section 16 of the Exchange Act, to one or more executive officers of the
Company. The Committee may also delegate non-discretionary administrative responsibilities in connection with the
Plan to such other persons as it deems advisable.
(e)Finality of Decisions. The Committee’s interpretation of the Plan and of any Award or
Agreement made under the Plan and all related decisions or resolutions of the Board or Committee shall be final and binding on all parties with an interest therein.
4.Shares Available Under the Plan.
(a)Maximum Shares Available. As of the Original Effective Date of the Plan, 35,000,000
Shares were reserved under the Plan. As of the Restatement Date, 15,500,000 Shares shall be added to the Plan’s Share reserve, and the total number of Shares reserved under the Plan, subject to Section 4(b) and to adjustment as provided in Section 11(a), shall be 50,500,000. After the Original Effective Date, no additional awards were available to be granted under the Prior Plan. Shares issued under the Plan may come from authorized and unissued shares or treasury shares. In determining the number of Shares to be counted against this share reserve in connection with any Award, the following rules shall apply:
(1)Shares that are subject to Awards of Options or Stock Appreciation Rights shall be counted against the share reserve as one Share for every one Share granted.
(2)Shares that are subject to Full Value Awards shall be counted against the share reserve as two Shares for every one Share granted.
(3)Where the number of Shares subject to an Award is variable on the Grant Date, the number of Shares to be counted against the share reserve shall be the maximum number of Shares that could be received under that particular Award, until such time as it can be determined that only a lesser number of Shares could be received.
(4)Substitute Awards shall not be counted against the share reserve.
(b)Effect of Forfeitures and Other Actions. Any Shares subject to an Award, or to an award granted under the Prior Plan that is outstanding on the Original Effective Date (a “Prior Plan Award”), that is forfeited or expires or is settled for cash shall, to the extent of such forfeiture, expiration or cash settlement, again become available for Awards under this Plan, and the total number of Shares available for grant under Section 4(a) shall be correspondingly increased as provided in Section 4(c) below. The following Shares shall not, however, again become available for Awards or increase the number of Shares available for grant under Section 4(a): (i) Shares tendered by the
Participant or withheld by the Company in payment of the exercise price of an option issued under this Plan or the Prior
Plan, (ii) Shares tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to an Award or a Prior Plan Award, (iii) Shares repurchased by the Company with proceeds received from the exercise of an option issued under this Plan or the Prior Plan, and (iv) Shares subject to a Stock Appreciation Right issued under this Plan or the Prior Plan that are not issued in connection with the stock settlement of that Stock
Appreciation Right upon its exercise.

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Appendix A Amended and Restated Target Corporation 2020 Long-Term Incentive Plan
(c)Counting Shares Again Available. Each Share that again becomes available for Awards as provided in Section 4(b) shall increase the total number of Shares available for grant under Section 4(a) by (i) one Share if such Share was subject to an Option or Stock Appreciation Right under the Plan or a stock option or stock appreciation right under the Prior Plan, and (ii) two Shares if such Share was subject to a Full Value Award under the Plan or an award other than a stock option or stock appreciation right under the Prior Plan.
(d)Effect of Plans Operated by Acquired Companies. If a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for
Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan. Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Non-Employee
Directors prior to such acquisition or combination.
(e)No Fractional Shares. Unless otherwise determined by the Committee, the number of
Shares subject to an Award shall always be a whole number. No fractional Shares may be issued under the Plan, but the
Committee may, in its discretion, pay cash in lieu of any fractional Share in settlement of an Award.
(f)Limit on Compensation for Non-Employee Directors.  The aggregate grant date fair value
(as determined in accordance with generally accepted accounting principles applicable in the United States) of all
Awards granted during any calendar year to any Non-Employee Director shall not exceed $750,000.
5.General Terms of Awards.
(a)Award Agreement. Each Award shall be evidenced by an Agreement setting forth the number of Shares or Stock Units subject to the Award together with such other terms and conditions applicable to the
Award (and not inconsistent with the Plan) as determined by the Committee. An Award to a Participant may be made singly or in combination with any form of Award.
(b)Vesting and Term. Each Agreement shall set forth the period until the applicable Award is scheduled to expire (which shall not be more than ten years from the Grant Date, provided that an Agreement may provide that an Option or SAR may continue for up to one year following termination of Service due to death), and any applicable performance period. The Committee may provide in an Agreement for such vesting conditions as it may determine, subject to the following limitations:
(1)A Full Value Award that vests as the result of the passage of time and continued
Service by the Participant shall be subject to a vesting period of not less than one year from the applicable
Grant Date (but permitting pro rata vesting over such vesting period); and
(2)A Full Value Award whose vesting is subject to the satisfaction of performance goals over a performance period shall be subject to a performance period of not less than one year.
The minimum vesting periods specified in clauses (1) and (2) above will not, however, apply: (i) to Awards made in payment of or exchange for other earned compensation (including performance-based Awards); (ii) upon a Change in
Control; (iii) to termination of Service due to death, Disability, or retirement; (iv) to a Substitute Award that does not reduce the vesting period of the award being replaced; (v) Awards made to Non-Employee Directors as part of their retainer; and (vi) Awards involving an aggregate number of Shares not in excess of 5% of the number of Shares available for Awards under Section 4(a).
(c)Transferability. Except as provided in this Section 5(c), (i) during the lifetime of a
Participant, only the Participant or the Participant’s guardian or legal representative may exercise an Option or SAR, or receive payment with respect to any other Award; and (ii) no Award may be sold, assigned, transferred, exchanged, or encumbered other than by will or the laws of descent and distribution. Any attempted transfer in violation of this Section
5(c) shall be of no effect. The Committee may, however, provide in an Agreement or otherwise that an Award (other than an Incentive Stock Option) may be transferred pursuant to a qualified domestic relations order or may be transferable by gift to any “family member” (as defined in General Instruction A(5) to Form S-8 under the Securities Act of 1933) of the
Participant. Any Award held by a transferee shall continue to be subject to the same terms and conditions that were applicable to that Award immediately before the transfer thereof. For purposes of any provision of the Plan relating to notice to a Participant or to acceleration or termination of an Award upon the death or termination of Service of a
Participant, the references to “Participant” shall mean the original grantee of an Award and not any transferee.

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Appendix A Amended and Restated Target Corporation 2020 Long-Term Incentive Plan
(d)Designation of Beneficiary. Each Participant may designate a beneficiary or beneficiaries to exercise any Award or receive a payment under any Award payable on or after the Participant’s death. Any such designation shall be on a written or electronic form approved by the Committee and shall be effective upon its receipt by the Company or an agent selected by the Company.
(e)Termination of Service. Unless otherwise provided in an Agreement or another then-
effective written agreement between a Participant and the Company, and subject to Section 11 of this Plan, if a
Participant’s Service terminates in accordance with Section 2(bb), the following provisions shall apply (in all cases subject to the scheduled expiration of an Option or Stock Appreciation Right, as applicable):
(1)Upon termination of Service for Cause, all unexercised Options and SARs and all unvested portions of any other outstanding Awards shall be immediately forfeited without consideration.
(2)Upon termination of Service for any reason other than Cause, all unvested and unexercisable portions of any outstanding Awards shall be immediately forfeited without consideration.
(3)Upon termination of Service for any reason other than Cause, death, or
Disability, the currently vested and exercisable portions of Options and SARs may be exercised for a period of
90 days (210 days if Participant would be subject to the provisions of Rule 16b of the Exchange Act on the date of termination) after the date of such termination. However, if a Participant thereafter dies during such 90-
day (or 210-day) period, the vested and exercisable portions of the Options and SARs may be exercised for a period of one year after the date of such termination, but in no event later than the stated expiration date of the
Option or SAR.
(4)Upon termination of Service due to death or Disability, the currently vested and exercisable portions of Options and SARs may be exercised for a period of one year after the date of such termination, which may, if so provided in an Agreement, extend beyond the stated expiration date of the
Option or SAR.
(f)Rights as Shareholder. No Participant shall have any rights as a shareholder with respect to any securities covered by an Award unless and until the date the Participant becomes the holder of record of the
Shares, if any, to which the Award relates.
(g)Performance-Based Awards. Any Award may be granted as a performance-based Award if the Committee establishes one or more performance goals to be attained based on one or more Performance Measures, and the performance period over which the specified performance is to be attained, as a condition to the vesting, exercisability, lapse of restrictions and/or settlement in cash or Shares of such Award. In connection with any such
Award, the Committee will select the applicable Performance Measure(s) and specify the performance goal(s) based on those Performance Measures for any performance period, specify in terms of a formula or standard the method for calculating the amount payable to a Participant if the performance goal(s) are satisfied, and determine the degree to which the vesting, exercisability, lapse of restrictions, and/or settlement in cash or Shares of such Award has been earned, including the degree to which applicable performance goals and other applicable terms and conditions have been satisfied. The Committee may, in its discretion and based on such considerations as it deems appropriate, adjust any amount otherwise determined by the application of the performance goals to be otherwise payable in connection with an Award. The Committee shall also have the authority to provide, in an Agreement or otherwise, for the modification of a performance period and/or an adjustment or waiver of the achievement of Performance Measures upon the occurrence of certain events, which may include a Change of Control, a Fundamental Change, a recapitalization, a change in applicable tax laws or the accounting practices of the Company, or the Participant’s death or Disability.
(h)Dividends and Dividend Equivalents. No dividends, dividend equivalents, or distributions will be paid with respect to Shares subject to an Option or SAR Award. Any dividends or distributions paid with respect to Shares that are subject to the unvested portion of a Restricted Stock Award will be subject to the same restrictions as the Shares to which such dividends or distributions relate. In its discretion, the Committee may provide in an Award
Agreement for any Full Value Award that the Participant will be entitled to receive dividend equivalents on the Shares subject to the Award based on dividends actually declared on outstanding Shares, provided that any dividend equivalents on a Full Value Award that is subject to service-based or performance-based vesting conditions shall be subject to the same vesting conditions as, and any payment thereof shall occur to the same extent as, the Shares underlying such Full Value Award. The terms of any dividend equivalents will be as set forth in the applicable Award
Agreement, including the time and form of payment and whether such dividend equivalents will be credited with interest or deemed to be reinvested in additional units or Share equivalents. The Committee may, in its discretion, provide in
Award Agreements for restrictions on dividends and dividend equivalents in addition to those specified in this Section
5(h).

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Appendix A Amended and Restated Target Corporation 2020 Long-Term Incentive Plan
6.Stock Option Awards.
(a)Type and Exercise Price. The Agreement pursuant to which an Option is granted shall specify whether the Option is an Incentive Stock Option or a Non-Qualified Stock Option. The exercise price at which each Share subject to an Option may be purchased shall be determined by the Committee and set forth in the
Agreement, and shall not be less than the Fair Market Value of a Share on the Grant Date, except in the case of
Substitute Awards.
(b)Payment of Exercise Price. The purchase price of the Shares with respect to which an
Option is exercised shall be payable in full at the time of exercise, which may include, to the extent permitted by the
Committee, payment under a broker-assisted sale and remittance program acceptable to the Committee. The purchase price may be paid in cash in U.S. dollars or check denominated in U.S. dollars or in such other manner as the Committee may permit, which may include by withholding Shares otherwise issuable to the Participant upon exercise of the Option or by delivery to the Company of Shares (by actual delivery or attestation) already owned by the Participant (in each case, such Shares having a Fair Market Value as of the date the Option is exercised equal to the purchase price of the
Shares being purchased).
(c)Exercisability and Expiration. Each Option shall be exercisable in whole or in part on the terms provided in the Agreement. Except as set forth in Section 5(e)(4), no Option shall be exercisable at any time after its scheduled expiration, which shall be set in a manner consistent with Section 5(b). When an Option is no longer exercisable, it shall be deemed to have terminated.
(d)Incentive Stock Options.
(1)An Option will constitute an Incentive Stock Option only if the Participant receiving the Option is an Employee, and only to the extent that (i) it is so designated in the applicable
Agreement and (ii) the aggregate Fair Market Value (determined as of the Option’s Grant Date) of the Shares with respect to which Incentive Stock Options held by the Participant first become exercisable in any calendar year (under the Plan and all other plans of the Company and its Subsidiaries) does not exceed $100,000. To the extent an Option granted to a Participant exceeds this limit, the Option shall be treated as a Non-Qualified
Stock Option. The maximum number of Shares that may be issued upon the exercise of Incentive Stock
Options shall equal the maximum number of Shares that may be the subject of Awards and issued under the
Plan as provided in the first sentence of Section 4(a).
(2)No Participant may receive an Incentive Stock Option under the Plan if, immediately after the grant of such Award, the Participant would own (after application of the rules contained in Code Section 424(d)) Shares possessing more than 10% of the total combined voting power of all classes of stock of the Company or a Subsidiary, unless (i) the option price for that Incentive Stock Option is at least
110% of the Fair Market Value of the Shares subject to that Incentive Stock Option on the Grant Date and (ii)
that Option will expire no later than five years after its Grant Date.
(3)For purposes of continued Service by a Participant who has been granted an
Incentive Stock Option, no approved leave of absence may exceed three months unless reemployment upon expiration of such leave is provided by statute or contract. If reemployment is not so provided, then on the date six months following the first day of such leave, any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non-Qualified
Stock Option.
(4)If an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Code Section 422, such Option shall thereafter be treated as a Non-
Qualified Stock Option.
(5)The Agreement covering an Incentive Stock Option shall contain such other terms and provisions that the Committee determines necessary to qualify the Option as an Incentive Stock
Option.
7.Stock Appreciation Rights.
(a)Nature of Award. An Award of Stock Appreciation Rights shall be subject to such terms and conditions determined by the Committee, and shall entitle the Award recipient to receive upon exercise of the Stock
Appreciation Right all or a portion of the excess of (i) the Fair Market Value of a specified number of Shares as of the date of exercise of the Stock Appreciation Right over (ii) a specified exercise price that shall not be less than the Fair
Market Value of such Shares on the Grant Date of the Stock Appreciation Right, except in the case of Substitute Awards.

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Appendix A Amended and Restated Target Corporation 2020 Long-Term Incentive Plan
(b)Exercise of SAR. Each Stock Appreciation Right may be exercisable in whole or in part at the times, on the terms, and in the manner provided in the Agreement. No Stock Appreciation Right shall be exercisable at any time after its scheduled expiration, which shall be set in a manner consistent with Section 5(b). When a Stock
Appreciation Right is no longer exercisable, it shall be deemed to have terminated. Upon exercise of a Stock
Appreciation Right, payment to the Participant shall be made at such time or times as shall be provided in the Agreement in the form of cash, Shares, or a combination of cash and Shares as determined by the Committee. The Agreement may provide for a limitation upon the amount or percentage of the total appreciation on which payment (whether in cash and/
or Shares) may be made in the event of the exercise of a Stock Appreciation Right.
8.Restricted Stock Awards.
(a)Vesting and Consideration. Shares subject to a Restricted Stock Award shall be subject to vesting conditions, and the corresponding lapse or waiver of forfeiture conditions and other restrictions, based on such factors and occurring over such period of time (the “restriction period”) as the Committee may determine in its discretion.
The Committee may provide whether any consideration other than Services must be received by the Company or any
Subsidiary as a condition precedent to the grant of a Restricted Stock Award.
(b)Shares Subject to Restricted Stock Awards. Unvested Shares subject to a Restricted
Stock Award shall be evidenced by a book-entry in the name of the Participant with the Company’s transfer agent or by one or more Stock certificates issued in the name of the Participant. Any such Stock certificate shall be deposited with the Company or its designee, together with an assignment separate from the certificate, in blank, signed by the
Participant, and bear an appropriate legend referring to the restricted nature of the Restricted Stock evidenced thereby.
Any book-entry shall be subject to transfer restrictions and accompanied by a similar legend. Upon the vesting of Shares of Restricted Stock and the corresponding lapse of the restrictions and forfeiture conditions, the corresponding transfer restrictions and restrictive legend will be removed from the book-entry evidencing such Shares or the certificate evidencing such Shares, and such certificate shall be delivered to the Participant. Such vested Shares may, however, remain subject to additional restrictions as provided in Section 16(c).
(c)Rights of a Shareholder. Except as otherwise provided in this Plan, including Section 5(h), and the applicable Agreement, a Participant with a Restricted Stock Award shall have all the other rights of a shareholder, including the right to vote the Shares of Restricted Stock.
9.Stock Unit Awards.
(a)Vesting and Consideration. A Stock Unit Award shall be subject to vesting conditions, and the corresponding lapse or waiver of forfeiture conditions and other restrictions, based on such factors and occurring over such restriction period as the Committee may determine in its discretion. The Committee may provide whether any consideration other than Services must be received by the Company or any Subsidiary as a condition precedent to the settlement of a Stock Unit Award.
(b)Payment of Award. Following the vesting of a Stock Unit Award, settlement of the Award, and payment to the Participant shall be made at such time or times in the form of cash, Shares (which may themselves be considered Restricted Stock under the Plan subject to restrictions on transfer and forfeiture conditions), or a combination of cash and Shares as determined by the Committee. If the Stock Unit Award is not by its terms exempt from the requirements of Code Section 409A, then the applicable Agreement shall contain terms and conditions necessary to avoid adverse tax consequences specified in Code Section 409A.
10.Other Stock-Based Awards. The Committee may from time to time grant Shares and other Awards that are valued by reference to and/or payable in whole or in part in Shares under the Plan. The Committee shall determine the terms and conditions of such Awards, which shall be consistent with the terms and purposes of the Plan.
The Committee may direct the Company to issue Shares subject to restrictive legends and/or stop transfer instructions that are consistent with the terms and conditions of the Award to which the Shares relate.
11.Changes in Capitalization; Change in Control; Fundamental Change; Reduction in Awards.
(a)Adjustments for Changes in Capitalization. In the event of any equity restructuring (within the meaning of FASB ASC Topic 718 – Stock Compensation) that causes the per share value of Shares to change, such as a stock dividend, stock split, spinoff, rights offering, or recapitalization through an extraordinary dividend, the
Committee shall make such adjustments as it deems equitable and appropriate to (i) the aggregate number and kind of
Shares or other securities issued or reserved for issuance under the Plan, (ii) the number and kind of Shares or other securities subject to outstanding Awards, (iii) the exercise price of outstanding Options and Stock Appreciation Rights, and (iv) any maximum limitations prescribed by the Plan with respect to certain types of Awards or the grants to individuals of certain types of Awards. In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization, or partial or complete liquidation of the Company, such equitable adjustments described in the foregoing sentence may be made as determined to be appropriate and equitable by the Committee to prevent

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Appendix A Amended and Restated Target Corporation 2020 Long-Term Incentive Plan
dilution or enlargement of rights of Participants. In either case, any such adjustment shall be conclusive and binding for all purposes of the Plan. No adjustment shall be made pursuant to this Section 11(a) in connection with the conversion of any convertible securities of the Company, or in a manner that would cause Incentive Stock Options to violate Code
Section 422(b) or cause an Award to be subject to adverse tax consequences under Code Section 409A.
(b)Change in Control. Unless otherwise provided in an applicable Agreement, the following provisions shall apply to outstanding Awards in the event of a Change in Control. Nothing in this Section 11(b) shall limit the provisions of Section 11(c).
(1)Continuation, Assumption or Replacement. If the Company is the surviving entity and an outstanding Award is not adjusted as necessary to preserve the intrinsic value of the Award or if the
Company’s successor does not irrevocably assume the Company’s obligations under this Plan or replace the outstanding Awards with Awards having substantially the same intrinsic value and having terms and conditions no less favorable to the Participant than those applicable to the Awards immediately prior to the Change in
Control then, without any action by the Committee or the Board, each such outstanding Option, SAR or Full
Value Award granted under the Plan shall become immediately fully vested (which in the case of a performance-based Award, shall be deemed to equal the amount that would be vested upon satisfaction of the Goal Level of performance under the Award) and, if applicable, exercisable, in full.
(2)Options and Stock Appreciation Rights. In the event of a Change in Control in which the Participant’s outstanding Options and Stock Appreciation Rights granted under the Plan are continued, assumed, or replaced as provided in Section 11(b)(1) above, such Options and Stock Appreciation
Rights shall become immediately exercisable in full (which in the case of a performance-based Award, shall be deemed to equal the amount that would be vested upon satisfaction of the Goal Level of performance under the Award) and shall remain exercisable for one year following the Participant’s termination of Service if, within two years after the Change in Control, the Participant’s Service:
(x)is terminated by the Company or a Subsidiary without Cause;
(y)is terminated by the Participant for Good Reason; or
(z)terminates under circumstances that entitle the Participant to accelerated exercisability under any individual employment agreement between the Participant and the Company, a Subsidiary, or any
successor thereof.
(3)Service-Based Full Value Awards. In the event of a Change in Control in which the Participant’s outstanding service-based Restricted Stock, Stock Units, and Other Stock-Based Awards
granted under the Plan are continued, assumed or replaced as provided in Section 11(b)(1) above, such outstanding Restricted Stock, Stock Units, and Other Stock-Based Awards will vest (and any restrictions on such Awards shall lapse) if, within two years after the Change in Control and during the vesting period of the
Restricted Stock, Stock Units, and Other Stock-Based Awards, the Participant’s Service:
(x)is terminated by the Company or a Subsidiary without Cause;
(y)is terminated by the Participant for Good Reason; or
(z)terminates under circumstances that entitle the Participant to accelerated vesting under any individual employment agreement between the Participant and the Company, a Subsidiary, or any
successor thereof.
(4)Performance-Based Full Value Awards. In the event of a Change in Control in which the Participant’s outstanding performance-based Full Value Awards granted under the Plan are continued, assumed, or replaced as provided in Section 11(b)(1) above, such outstanding performance-based
Full Value Awards will be deemed to have satisfied any applicable performance-based vesting conditions at the Goal Level, but will continue to be subject to any continuing service-based vesting requirements of the
Awards. However, such outstanding performance-based Full Value Awards granted under the Plan will vest
(and any restrictions on such Awards shall lapse) if, within two years after the Change in Control and during the continuing service-based vesting period of the performance-based Full Value Awards, the Participant’s
Service:
(x)is terminated by the Company or any Subsidiary without Cause;

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Appendix A Amended and Restated Target Corporation 2020 Long-Term Incentive Plan
(y)terminated by the Participant for Good Reason; or
(z)terminates under circumstances that entitle the Participant to accelerated vesting under any individual employment agreement between the Participant and the Company, a Subsidiary, or any
successor thereof.
(c)Fundamental Change. In the case of a proposed Fundamental Change, the Committee may, but shall not be obligated to:
(1)with respect to a Fundamental Change that involves a merger, consolidation, or statutory share exchange, make appropriate provision for the protection of each outstanding Award granted thereunder by the substitution on an equitable basis of appropriate awards and voting stock of the surviving corporation or, if appropriate, the “parent corporation” (as defined in Code Section 424(e) or any successor provision) of such surviving corporation, in lieu of the Awards and Shares, subject to compliance with Treasury
Regulation Section 1.409A-1(b)(5)(v)(D), to the extent applicable; or
(2)with respect to any Fundamental Change, declare, prior to the occurrence of the
Fundamental Change, and provide written notice to (x) the holders of all outstanding Options and Stock
Appreciation Rights of the declaration, that the outstanding Options and Stock Appreciation Rights shall accelerate and become exercisable in full (which in the case of a performance-based Award, shall be deemed to equal the amount that would be vested and exercisable upon satisfaction of the Goal Level of performance under the Award) and that all such Options and Stock Appreciation Rights, whether or not exercisable prior to such acceleration, must be exercised within the period of time set forth in such notice or they will terminate and (y) the holders of all outstanding Full Value Awards that such Full Value Awards shall fully vest (which in the case of a performance-based Full Value Award, shall be deemed to equal the amount that would be vested upon satisfaction of the Goal Level of performance under the Award) immediately prior to the effective time of the Fundamental Change. In lieu of any notice of acceleration pursuant to this Section 11(c)(2) and, with respect to Awards subject to Code Section 409A, only if and to the extent such cancellation and liquidation is permitted under Code Section 409A, the Committee may provide notice of the cancellation of any outstanding
Award and shall provide for a cash payment (or, if the Committee so elects in lieu of solely cash, of such form(s) of consideration, including cash and/or property, singly or in such combination as the Committee shall determine, that the Participant would have received as a result of the Fundamental Change if the holder of an
Option or Stock Appreciation Right had exercised the Option or Stock Appreciation Right immediately prior to the Fundamental Change or if the holder of a Full Value Award had held the number of shares subject to the
Full Value Award at the time of the Fundamental Change, for which purpose, the number of shares subject to a performance-based Full Value Award shall be deemed to be the number of shares or units that would vest upon satisfaction of the Goal Level of performance under the Award) to each holder of an Award that is terminated in an amount equal to: (i) for each Share covered by a canceled Option, the amount, if any, by which the Proceeds Per Share (as defined below) exceeds the exercise price per share covered by such
Option, (ii) for each Stock Appreciation Right, the amount determined pursuant to Section 7(a), except that solely for purposes of this Section 11(c)(2)(ii), the Fair Market Value of a Share as of the date of exercise of the
Stock Appreciation Right shall be deemed to be the Proceeds Per Share, or (iii) for each Share covered by a
Full Value Award, the Proceeds Per Share. In the event of a declaration pursuant to this Section 11(c)(2), each
Option and Stock Appreciation Right, to the extent that it has not been exercised prior to the Fundamental
Change, shall be canceled at the time of, or immediately prior to, the Fundamental Change, as provided in the declaration. Notwithstanding the foregoing, the holder of an Award shall not be entitled to the payment provided for in this Section 11(c)(2) if the Award shall have been exercised, expired or forfeited. For purposes of this Section 11(c)(2), the “Proceeds Per Share” shall mean the fair market value, as determined in good faith by the Committee, of the consideration to be received per Share by the shareholders of the Company upon the occurrence of the Fundamental Change.
(d)Reduction in Awards.
(1)When Applicable. Anything in this Plan to the contrary notwithstanding, the provisions of this Section 11(d) shall apply to a Participant if an independent auditor selected by the
Committee (the “Auditor”) determines that each of (x) and (y) below are applicable.
(x)Payments or distributions hereunder, determined without application of this Section 11(d), either alone or together with other payments in the nature of compensation to the Participant which are contingent on a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the assets of the Company, or otherwise (but after any elimination or reduction of such payments under the terms of the Company’s Officer Income Continuation Plan,

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Appendix A Amended and Restated Target Corporation 2020 Long-Term Incentive Plan
as amended), would result in any portion of the payments hereunder being subject to an excise tax on excess parachute payments
imposed under Section 4999 of the Code.
(y)The excise tax imposed on the Participant under Section 4999 of the
Code on excess parachute payments, from whatever source, would result in a lesser net aggregate present value of payments and distributions to the Participant (after subtraction of the excise tax) than if payments and distributions to the Participant were reduced to the maximum amount that could be made without incurring the excise tax.
(2)Reduced Amount. Under this Section 11(d) the payments and distributions under this Plan shall be reduced (but not below zero) so that the present value of such payments and distributions shall equal the Reduced Amount. The “Reduced Amount” (which may be zero) shall be an amount expressed in present value which maximizes the aggregate present value of payments and distributions under this Plan which can be made without causing any such payment to be subject to the excise tax under Section
4999 of the Code. The determinations and reductions under this Section 11(d)(2) shall be made after eliminations or reductions, if any, have been made under the Company’s Officer Income Continuation Plan, as amended.
(3)Procedure. If the Auditor determines that this Section 11(d) is applicable to a
Participant, it shall so advise the Committee in writing. The Committee shall then promptly give the Participant notice to that effect together with a copy of the detailed calculation supporting such determination which shall include a statement of the Reduced Amount. Such notice shall also include a description of which and how much of the Awards shall be eliminated or reduced (as long as the aggregate present value of the payments and distributions hereunder equals the Reduced Amount). For purposes of this Section 11(d), Awards shall be reduced in the following order: (1) Options with an exercise price above the then Fair Market Value of a share of Common Stock (valued under any method permitted under Section 280G of the Code, the regulations thereunder and applicable IRS guidance); (2) pro rata among Awards that constitute deferred compensation subject to Code Section 409A; and (3) if a further reduction is necessary to reach the Reduced Amount, among the Awards that are not subject to Code Section 409A. Present value shall be determined in accordance with
Code Section 280G. All the foregoing determinations made by the Auditor under this Section 11(d) shall be made as promptly as practicable after it is determined that the payments and distributions hereunder would constitute excess parachute payments (as defined in Section 280G of the Code). As promptly as practicable, the Company shall provide to or for the benefit of the Participant such amounts and shares as are then due to the Participant under this Plan and shall promptly provide to or for the benefit of the Participant in the future such amounts and shares as become due to the Participant under this Plan, and any payments or benefits that are eliminated or reduced under this Section shall be forfeited.
(4)Corrections. As a result of the uncertainty in the application of Section 280G of the Code at the time of the initial determination by the Auditor hereunder, it is possible that payments or distributions under this Plan will have been made which should not have been made (“Overpayment”) or that additional payments or distributions which will have not been made could have been made (“Underpayment”), in each case, consistent with the calculation of the Reduced Amount hereunder. In the event that the Auditor, based upon the assertion of a deficiency by the Internal Revenue Service against the Company or the
Participant which the Auditor believes has a high probability of success, determines that an Overpayment has been made, any such Overpayment shall be treated for all purposes as a loan to the Participant which the
Participant shall repay together with interest at the applicable Federal rate provided for in Section 7872(f)(2) of the Code; provided, however, that no amount shall be payable by the Participant if and to the extent such payment would not reduce the amount which is subject to the excise tax under Section 4999 of the Code. In the event that the Auditor, based upon controlling precedent, determines that an Underpayment has occurred, any such Underpayment shall be promptly paid to or for the benefit of the Participant together with interest at the applicable Federal rate provided for in Section 7872(f)(2)(A) of the Code.
(5)Non-Cash Benefits. In making its determination under this Section 11(d), the value of any non-cash benefit shall be determined by the Auditor in accordance with the principles of Section
280G(d)(3) of the Code.
(6)Determinations Binding. All determinations made by the Auditor under this
Section 11(d) shall be binding upon the Company, the Committee, and the Participant.
12.Plan Participation and Service Provider Status. Status as a Service Provider shall not be construed as a commitment that any Award will be made under the Plan to that Service Provider or to eligible Service
Providers generally. Nothing in the Plan or in any Agreement or related documents shall confer upon any Service
Provider or Participant any right to continued Service with the Company or any Subsidiary (as applicable), nor shall it

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Appendix A Amended and Restated Target Corporation 2020 Long-Term Incentive Plan
interfere with or limit in any way any right of the Company or any Subsidiary (as applicable) to terminate the person’s
Service at any time with or without Cause or change such person’s compensation, other benefits, job responsibilities, or title provided in compliance with applicable local laws and permitted under the terms of Participant’s employment contract (if any).
13.Tax Withholding. The Company or any Subsidiary, as applicable, shall have the right to (i) withhold from any cash payment made under the Plan or any other compensation or payments owed to a Participant an amount sufficient to cover any required withholding taxes (including income taxes, social insurance contributions, payments on account, or any other taxes or charges owed by Participant) related to the grant, vesting, exercise, or settlement of an
Award, and (ii) require a Participant or other person receiving Shares under the Plan to pay a cash amount sufficient to cover any required withholding taxes (as described above) before actual receipt of those Shares. In lieu of all or any part of a cash payment from a person receiving Shares under the Plan, the Committee may permit the individual to cover all or any part of the required withholdings (up to the maximum individual statutory tax rates in the applicable jurisdictions)
through a reduction in the number of Shares delivered or a delivery or tender to the Company of Shares held by the
Participant or other person, in each case valued in the same manner as used in computing the withholding taxes under applicable laws.
14.Effective Date, Duration, Amendment and Termination of the Plan.
(a)Effective Date. The Plan became effective on the Original Effective Date. Provided that the
Company’s shareholders approve the amended and restated Plan, such amendment and restatement will be effective upon the Restatement Date. If the Company’s shareholders fail to approve the amended and restated Plan by December
31, 2026, the amended and restated Plan will be of no effect and the prior terms of the Plan will apply.
(b)Duration of the Plan. The Plan shall remain in effect until all Shares subject to it shall be distributed, all Awards have expired or terminated, the Plan is terminated pursuant to Section 14(c), or the tenth anniversary of the Restatement Date, whichever occurs first (the “Termination Date”). Awards made before the
Termination Date may be exercised, vested, or otherwise effectuated beyond the Termination Date unless limited in the
Agreement or otherwise.
(c)Amendment and Termination of the Plan. The Board may at any time terminate, suspend, or amend the Plan. The Company shall submit any amendment of the Plan to its shareholders for approval only to the extent required by applicable laws or regulations or the rules of any securities exchange on which the Shares may then be listed. No termination, suspension, or amendment of the Plan may materially impair the rights of any Participant under a previously granted Award without the Participant’s consent, unless such action is necessary to comply with applicable law or stock exchange rules.
(d)Amendment of Awards. Subject to Section 14(e), the Committee may unilaterally amend the terms of any Agreement previously granted, except that no such amendment may materially impair the rights of any
Participant under the applicable Award without the Participant’s consent, unless such amendment is necessary to comply with applicable law or stock exchange rules.
(e)No Option or SAR Repricing. Except as provided in Section 11(a), no Option or Stock
Appreciation Right granted under the Plan may be amended to decrease the exercise price thereof, be cancelled in exchange for the grant of any new Option or Stock Appreciation Right with a lower exercise price or any new Full Value
Award, be repurchased by the Company or any Subsidiary, or otherwise be subject to any action that would be treated under accounting rules or otherwise as a “repricing” of such Option or Stock Appreciation Right (including a cash buyout or voluntary surrender/subsequent regrant of an underwater Option or Stock Appreciation Right), unless such action is first approved by the Company’s shareholders.
15.Substitute Awards. The Committee may also grant Awards under the Plan in substitution for, or in connection with the assumption of, existing awards granted or issued by another corporation and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a transaction involving a merger, consolidation, acquisition of property or stock, separation, corporate reorganization or liquidation to which the Company or a
Subsidiary is a party. The terms and conditions of the Substitute Awards may vary from the terms and conditions set forth in the Plan to the extent that the Board at the time of the grant may deem appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.
16.Other Provisions.
(a)Unfunded Plan. The Plan shall be unfunded and the Company shall not be required to segregate any assets that may at any time be represented by Awards under the Plan. Neither the Company, its
Subsidiaries, the Committee, nor the Board shall be deemed to be a trustee of any amounts to be paid under the Plan nor shall anything contained in the Plan or any action taken pursuant to its provisions create or be construed to create a fiduciary relationship between the Company and/or its Subsidiaries, and a Participant. To the extent any person has or

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Appendix A Amended and Restated Target Corporation 2020 Long-Term Incentive Plan
acquires a right to receive a payment in connection with an Award under the Plan, this right shall be no greater than the right of an unsecured general creditor of the Company.
(b)Limits of Liability. Except as may be required by law, neither the Company nor any member of the Board or of the Committee, nor any other person participating (including participation pursuant to a delegation of authority under Section 3(d) of the Plan) in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability to any party for any action taken, or not taken, in good faith under the Plan.
(c)Compliance with Applicable Legal Requirements. No Shares distributable pursuant to the
Plan shall be issued and delivered unless the issuance of the Shares complies with all applicable legal requirements, including compliance with the provisions of applicable state, federal and foreign securities laws, and the requirements of any securities exchanges on which the Company’s Shares may, at the time, be listed. No such restriction shall affect the termination date of an Award, which shall be suspended until such restriction is removed. During any period in which the offering and issuance of Shares under the Plan are not registered under federal or state securities laws, Participants shall acknowledge that they are acquiring Shares under the Plan for investment purposes and not for resale, and that Shares may not be transferred except pursuant to an effective registration statement under, or an exemption from the registration requirements of, such securities laws. Any book-entry or stock certificate evidencing Shares issued under the Plan that are subject to such securities law restrictions shall be accompanied by or bear an appropriate restrictive legend.
(d)Other Benefit and Compensation Programs. Payments and other benefits received by a
Participant under an Award made pursuant to the Plan shall not be deemed a part of a Participant’s regular, recurring compensation for purposes of the termination, indemnity or severance pay laws of any country and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan, contract or similar arrangement provided by the Company or a Subsidiary unless expressly so provided by such other plan, contract or arrangement, or unless the Committee expressly determines that an Award or portion of an Award should be included to accurately reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive cash compensation.
(e)Governing Law. To the extent that federal laws do not otherwise control, the Plan and all determinations made and actions taken pursuant to the Plan shall be governed by the laws of the State of Minnesota without regard to its conflicts-of-law principles and shall be construed accordingly.
(f)Severability. If any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.
(g)Code Section 409A. It is intended that (i) all Awards of Options, SARs and Restricted
Stock under the Plan will not provide for the deferral of compensation within the meaning of Code Section 409A and thereby be exempt from Code Section 409A, and (ii) all other Awards under the Plan will either not provide for the deferral of compensation within the meaning of Code Section 409A, or will comply with the requirements of Code
Section 409A, and Awards shall be structured and the Plan administered and interpreted in accordance with this intent.
The Plan and any Agreement may be unilaterally amended by the Company in any manner deemed necessary or advisable by the Committee or Board in order to maintain such exemption from or compliance with Code Section 409A, and any such amendment shall conclusively be presumed to be necessary to comply with applicable law. Each amount to be paid or benefit to be provided under an Award shall be construed as a separate and distinct payment for purposes of Section 409A. If payment under an Award is to be made within a designated period which does not begin and end within one calendar year, the Participant does not have a right to designate the taxable year of the payment. Without limiting the foregoing, and notwithstanding anything to the contrary in the Plan or any Agreement, with respect to any
Award that constitutes a deferral of compensation subject to Code Section 409A:
(1)If any amount is payable under such Award upon a termination of Service, a termination of Service will be deemed to have occurred only at such time as the Participant has experienced a
“separation from service” as such term is defined for purposes of Code Section 409A.
(2)If any amount shall be payable with respect to any such Award as a result of a
Participant’s “separation from service” at such time as the Participant is a “specified employee” within the meaning of Code Section 409A, then no payment shall be made, except as permitted under Code Section
409A, prior to the first business day after the earlier of (i) the date that is six months after the Participant’s separation from service or (ii) the Participant’s death. Unless the Committee has adopted a specified employee identification policy as contemplated by Code Section 409A, specified employees will be identified in accordance with the default provisions specified under Code Section 409A.

A-15	TARGET CORPORATION 2026 Proxy Statement

Appendix A Amended and Restated Target Corporation 2020 Long-Term Incentive Plan
(3)Any cancellation or termination of an Award and its liquidation, including under
Section 11(c)(2), may only be made if and only to the extent and at the time permitted under Code Section
409A.
(h)Rule 16b-3. It is intended that the Plan and all Awards granted pursuant to it to
Participants who are subject to Section 16 of the Exchange Act shall be administered by the Committee so as to permit the Plan and Awards to comply with Exchange Act Rule 16b-3. If any provision of the Plan or of any Award would otherwise frustrate or conflict with the intent expressed in this Section 16(h), that provision to the extent possible shall be interpreted and deemed amended in the manner determined by the Committee so as to avoid the conflict. To the extent of any remaining irreconcilable conflict with this intent, the provision shall be deemed void as applied to Participants subject to Section 16 of the Exchange Act to the extent permitted by law and in the manner deemed advisable by the
Committee.
(i)Compensation Recoupment Policy. Awards and any compensation associated therewith are subject to recoupment, forfeiture, recovery or other action pursuant to the Company’s Clawback Policy, as such policy may be amended from time to time, and any other compensation recoupment policy adopted by the Board or the
Committee at any time, which may include but is not limited to, any policy adopted by the Board or the Committee in response to the requirements of Section 10D of the Exchange Act, the SEC’s final rules thereunder, and applicable listing rules or other rules and regulations implementing the foregoing or as otherwise required by law or stock exchange. Any
Agreement will be automatically and unilaterally amended to comply with any such compensation recovery policy. The compensation recoupment policy shall be applied to any Award that constitutes the deferral of compensation subject to
Code Section 409A in a manner that complies with the requirements of Code Section 409A.

B-1	TARGET CORPORATION 2026 Proxy Statement

Appendix B
Commonly used or defined terms

Term	Definition

2020 Plan	The Target Corporation 2020 Long-Term Incentive Plan
2023-2025 PBRSUs	The PBRSU awards granted in March 2023 for the three-year performance period ending January 31, 2026
2023-2025 PSUs	The PSU awards granted in March 2023 for the three-year performance period ending January 31, 2026
2024-2026 PBRSUs	The PBRSU awards granted in March 2024 for the three-year performance period ending January 30, 2027
2024-2026 PSUs	The PSU awards granted in March 2024 for the three-year performance period ending January 30, 2027
2025-2027 PBRSUs	The PBRSU awards granted in March 2025 for the three-year performance period ending January 29, 2028
2025-2027 PSUs	The PSU awards granted in March 2025 for the three-year performance period ending January 29, 2028
2023 Annual Meeting	Target Corporation’s 2023 annual meeting of shareholders
2024 Annual Report	Target Corporation’s Form 10-K for Fiscal 2024
2025 Annual Meeting	Target Corporation’s 2025 annual meeting of shareholders
2025 Annual Report	Target Corporation’s Form 10-K for Fiscal 2025
2026 Annual Meeting	Target Corporation’s 2026 annual meeting of shareholders
2026 Proxy Statement	Target Corporation’s proxy statement for the 2026 Annual Meeting
2027 Annual Meeting	Target Corporation’s 2027 annual meeting of shareholders
2027 Proxy Statement	Target Corporation’s proxy statement for the 2027 Annual Meeting
Adjusted EPS	A non-GAAP metric that excludes the impact of certain items; see page 32 of the 2025 Annual Report for a reconciliation of Adjusted EPS to GAAP diluted EPS
Adjusted Merchandise Sales
A non-GAAP metric used for our PSUs that excludes the impact of certain items; see pages 42 and 47 for a description for how it is calculated based on the disclosed adjustments to our reported results or those of our peer group

Annual TDC	Annual total direct compensation, calculated as described on page 41
Articles of Incorporation	Amended and Restated Articles of Incorporation of Target Corporation (as amended through June 9, 2010)
Audit & Risk Committee	Audit & Risk Committee of the Board of Directors of Target Corporation
Base LTD Plan	Our widely available qualified long-term disability plan
Board	Board of Directors of Target Corporation
Beneficial Owner	A shareholder whose shares are held through a broker, trustee, bank, or other nominee
Bylaws	Bylaws of Target Corporation (as amended and restated through January 15, 2025)
CD&A	The “Compensation Discussion and Analysis” section of the 2026 Proxy Statement
CAGR	Compound annual growth rate
CAP	Compensation Actually Paid
CEO	Chief Executive Officer
Chair/Chair of the Board	Chair of the Board of Directors of Target Corporation
Code	Internal Revenue Code
Committee	A committee of the Board of Directors of Target Corporation

B-2	TARGET CORPORATION 2026 Proxy Statement

Appendix B Commonly used or defined terms

Term	Definition

Committee Chair	Chair of a committee of the Board of Directors of Target Corporation
Compensation & Human Capital Management Committee	Compensation & Human Capital Management Committee of the Board of Directors of Target Corporation
Compliance Date
Date by which a director or member of the Leadership Team is expected to achieve the required levels of ownership under our stock ownership guidelines (before the end of the fifth full year occurring after election or appointment)

Corporate Governance Guidelines	Target Corporation’s Corporate Governance Guidelines (revised October 2025), which includes the Director Code of Ethics
DDCP	Target Corporation’s Director Deferred Compensation Plan
Earned Payout	The amount of shares earned based on actual performance at the end of the performance period
EDCP	Target Corporation’s Executive Deferred Compensation Plan
EPS	Diluted Earnings Per Share, a GAAP metric as reported on page 45 of the 2025 Annual Report
EVP	Executive Vice President
EVP & CHRO	Executive Vice President & Chief Human Resources Officer
Excess LTD Plan	Our self-insured unfunded excess long-term disability plan
Exchange Act	The Securities Exchange Act of 1934, as amended
Executive Chair/Executive Chair of the Board	Executive Chair of the Board of Directors of Target Corporation
Fiscal 2017	Target Corporation’s fiscal year covering the period from January 29, 2017 through February 3, 2018
Fiscal 2021	Target Corporation’s fiscal year covering the period from January 31, 2021 through January 29, 2022
Fiscal 2022	Target Corporation’s fiscal year covering the period from January 30, 2022 through January 28, 2023
Fiscal 2023	Target Corporation’s fiscal year covering the period from January 29, 2023 through February 3, 2024
Fiscal 2024	Target Corporation’s fiscal year covering the period from February 4, 2024 through February 1, 2025
Fiscal 2025	Target Corporation’s fiscal year covering the period from February 2, 2025 through January 31, 2026
Fiscal 2026	Target Corporation’s fiscal year covering the period from February 1, 2026 through January 30, 2027
GAAP	Generally Accepted Accounting Principles in the United States
Goal Payout	The amount of shares or dollars represented by the at-goal payout
Governance & Sustainability Committee	Governance & Sustainability Committee of the Board of Directors of Target Corporation
ICP	Income Continuation Plan
Infrastructure & Finance Committee	Infrastructure & Finance Committee of the Board of Directors of Target Corporation
Incentive Operating Income	A non-GAAP metric that represents Operating Income on a pre-short-term incentive compensation basis and is calculated by excluding short-term incentive expense from our Operating Income
Internet Availability Notice	Internet Availability Notice
IRC	Internal Revenue Code
Leadership Team	Members of Target’s management who are listed on the “Our Leadership” page of Target’s website (corporate.target.com/about/purpose-history/leadership)
Lead Independent Director	The lead independent director of the Board of Directors of Target Corporation
LTI	Long-term Incentive
Meeting Notice & Summary	The “Notice of meeting and proxy summary” section of the 2026 Proxy Statement
Merchandise Sales	A GAAP metric as reported on page 51 of the 2025 Annual Report
Net Sales	A GAAP metric as reported on page 45 of the 2025 Annual Report

B-3	TARGET CORPORATION 2026 Proxy Statement

Appendix B Commonly used or defined terms

Term	Definition

NEOs	Named Executive Officers
Non-CEO NEOs	The NEOs other than the CEO
NYSE	New York Stock Exchange
Operating Income	A GAAP metric as reported on page 45 of the 2025 Annual Report
PBRSUs	Performance-based restricted stock units
PCAOB	Public Company Accounting Oversight Board
Plan	The Amended and Restated Target Corporation 2020 Long-Term Incentive Plan
Prior Plan	The Amended and Restated Target Corporation 2011 Long-Term Incentive Plan
PSUs	Performance share units
Pension Plan	Target Corporation Pension Plan
ROIC	Return on Invested Capital, which is a ratio based on GAAP information, with the exception of the add-back of operating lease interest to operating income
Registered Shareholder	A shareholder whose shares are registered directly in the shareholder’s name with Target’s transfer agent, EQ Shareowner Services
Relative TSR	A performance measure used for our PBRSUs based on relative three-year TSR performance versus our retail peer group; see page 49 for more details
Replenished Shares	Any shares subject to any awards outstanding under the Prior Plan as of the date the 2020 Plan became effective that subsequently expire, are forfeited or canceled, or are settled for cash
Restated Plan	The Amended and Restated Target Corporation 2020 Long-Term Incentive Plan
RSUs	Restricted stock units
SARs	Stock appreciation units
Say on Pay	Advisory approval of executive compensation
SEC	Securities and Exchange Commission
SLPA	Senior Leadership Performance Awards
SPP I	Target Corporation Supplemental Pension Plan I
SPP II	Target Corporation Supplemental Pension Plan II
STIP	Short-term Incentive Plan
Sustainability and Governance Report	Target’s Sustainability and Governance Report
Supplemental Pension Plans	SPP I and SPP II
Target 401(k) Plan	Target Corporation 401(k) Plan
Target	Target Corporation
TSR	Total Shareholder Return
Team Member(s)	Employee(s) of Target
Universal Proxy Card	A proxy card that lists all director nominees from all sides in a director election contest
Universal Proxy Rules	Rules adopted by the SEC that require use of a Universal Proxy Card in non-exempt director election contests
VIF	Voter instruction form
Year-End Stock Price	Our Fiscal 2025 year-end closing stock price of $105.47 per share
1000 Nicollet Mall
Minneapolis, MN 55403
612.304.6073
Target.com
Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V94285-P44608 TARGET CORPORATION 1000 NICOLLET MALL TPN-1320 MINNEAPOLIS, MN 55403 TARGET CORPORATION 2026 Annual Meeting of Shareholders Date: June 10, 2026 Time: 12:00 p.m. CDT Location: Online in a virtual-only format at virtualshareholdermeeting.com/TGT2026 Record Date: April 13, 2026 You invested in TARGET CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 10, 2026. Internet and Telephone Voting Deadlines* • 6:00 a.m. EDT on June 8, 2026 for shares held in the Target Corporation 401(k) Plan (the Plan) • 11:59 p.m. EDT on June 9, 2026 for all other shareholders Get informed before you vote Before voting, we encourage you to view the Proxy Statement and Annual Report online OR request a free paper or email copy of those proxy materials prior to May 27, 2026. If you would like to request a copy of the proxy materials for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639, or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy of the proxy materials. *If you plan to attend the meeting, you must follow the requirements for admission described in the Proxy Statement. Additionally, you may vote at the meeting using your control number (indicated above), except that if your shares are held in the Plan you must vote by the deadline above and may not vote during the meeting.
Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V94286-P44608 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors Nominees: 1a. David P. Abney For 1b. George S. Barrett For 1c. Gail K. Boudreaux For 1d. Stephen B. Bratspies For 1e. Brian C. Cornell For 1f. Robert L. Edwards For 1g. Michael J. Fiddelke For 1h. John R. Hoke III For 1i. Christine A. Leahy For 1j. Monica C. Lozano For 1k. Derica W. Rice For 1l. Dmitri L. Stockton For 2. Company proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm. For 3. Company proposal to approve, on an advisory basis, our executive compensation (Say on Pay). For 4. Company proposal to approve the Target Corporation Amended & Restated 2020 Long-Term Incentive Plan. For 5. Shareholder proposal requesting policy requiring the Board Chair to be an independent director. Against 6. Shareholder proposal requesting a report on presence of pesticides in Target’s private label brands. Against 7. Shareholder proposal requesting a report on reducing plastic microfiber shedding. Against NOTE: In addition, the Company may transact such other business as may properly come before the meeting and at any adjournment or postponement of the meeting. The proxy card will be voted as directed, but if no direction is given it will be voted “FOR” the nominees listed in Item 1, “FOR” Items 2, 3 and 4, and “AGAINST” Items 5, 6 and 7. In addition, the proxy card will be voted in the discretion of the proxies on any other matters that may properly come before the meeting. The proxies cannot vote these shares unless you vote by Internet or telephone, or unless you request paper proxy materials and sign and return the proxy card included with those materials. The following information applies only to participants whose shares are held in the Plan: • The proxy card or your vote by Internet or telephone will constitute voting instructions to the Trustee of the Plan. In accordance with the terms of the Plan, participants are instructing the Trustee to vote as a named fiduciary under the Employee Retirement Income Security Act of
1974. • Your voting instructions will be held in the strictest confidence by the Trustee and will not be divulged or released to any person, including officers or employees of Target Corporation. If you return your proxy card but do not indicate your vote on a proposal, the Trustee is instructed to vote with the Board’s recommendation, which is “FOR” the nominees listed in Item 1, “FOR” Items 2, 3 and 4, and “AGAINST” Items 5, 6 and 7. • Your voting instructions will be applied based on the proportionate interest in shares held by the Target Common Stock Fund under the Plan. If you do not return a signed proxy card or respond by Internet or telephone as described on the reverse side by 6:00 a.m. Eastern Daylight Time on June 8, 2026, the Trustee will vote the proportionate interest in the shares held by the Target Common Stock Fund in the same proportion as instructions actually received by the Trustee from Plan participants who gave voting instructions. Instructions received by the Trustee after 6:00 a.m. Eastern Daylight Time on June 8, 2026, will not be counted. Participants whose shares are held in the Plan may not vote during the meeting.
V94286-P44608
Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLYTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V94283-P44608 ! !! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! For Against Abstain For Against Abstain For Against Abstain ! !! ! ! ! The Board of Directors recommends you vote "AGAINST" Items 5, 6 and 7. TARGET CORPORATION The Board of Directors recommends you vote "FOR" the nominees listed in Item 1 and "FOR" Items 2, 3 and 4. Nominees: NOTE: Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such, and, if signing for a corporation, please give your full title. Joint owners should each sign personally. Please sign, date, and return the proxy card promptly using the enclosed envelope. 1. Election of Directors 2. Company proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm. 3. Company proposal to approve, on an advisory basis, our executive compensation (Say on Pay). 4. Company proposal to approve the Target Corporation Amended & Restated 2020 Long-Term Incentive Plan. 5. Shareholder proposal requesting policy requiring the Board Chair to be an independent director. 6. Shareholder proposal requesting a report on presence of pesticides in Target's private label brands. 7. Shareholder proposal requesting a report on reducing plastic microfiber shedding. If you are a registered or beneficial shareholder, consenting to receive all future annual meeting materials electronically is simple and fast! Enroll today at https://enroll.icsdelivery.com/tgt for secure online access to your proxy materials. NOTE: In addition, the Company may transact such other business as may properly come before the meeting and at any adjournment or postponement of the meeting. Mark here if you would like your voting instructions to be confidential pursuant to the Target Corporation policy on confidential voting described in the 2026 Proxy Statement. Yes No 1a. David P. Abney 1b. George S. Barrett 1c. Gail K. Boudreaux 1d. Stephen B. Bratspies 1e. Brian C. Cornell 1f. Robert L. Edwards 1g. Michael J. Fiddelke 1h. John R. Hoke III 1i. Christine A. Leahy 1j. Monica
C. Lozano 1k. Derica W. Rice 1l. Dmitri L. Stockton TARGET CORPORATION 1000 NICOLLET MALL TPN-1320 MINNEAPOLIS, MN 55403 VOTE BY INTERNET Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions. Have your proxy card in hand when you access www.proxyvote.com and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Target Corporation, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. If you vote your proxy through the Internet or by telephone, you do NOT need to mail back your card. ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS If you would like to reduce the costs incurred by Target Corporation in mailing proxy materials, you can consent to receive all future proxy statements, proxy cards, and annual reports electronically via e-mail or the
Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years. ! !! ! !! ! !! ! !! SCAN TO VIEW MATERIALS & VOTEw
V94284-P44608 Target Corporation 2026 Annual Meeting of Shareholders Wednesday, June 10, 2026 12:00 p.m. Central Daylight Time virtualshareholdermeeting.com/TGT2026 IF YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU MUST FOLLOW THE REQUIREMENTS FOR ADMISSION DESCRIBED IN THE PROXY STATEMENT. Registered Shareholders can access their Target Corporation accounts online via: www.shareowneronline.com For Shareholder Information Call 1-800-794-9871 Monday - Friday between 7 a.m. - 7 p.m. Central Daylight Time Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 10, 2026: The Proxy Statement and Annual Report are available at www.proxyvote.com. Proxy Solicited on Behalf of the Board of Directors for the June 10, 2026 Annual Meeting of Shareholders Vote by Internet, Telephone, or Mail 24 Hours a Day, 7 Days a Week Internet and telephone voting deadlines are: • 11:59 p.m. Eastern Daylight Time on June 9, 2026 for all shareholders except participants whose shares are held in the Target Corporation 401(k) Plan (the Plan), and • 6:00 a.m. Eastern Daylight Time on June 8, 2026 for participants whose shares are held in the Plan. Your Internet or telephone vote authorizes the named proxies to vote these shares in the same manner as if you marked, signed, and returned your proxy card. Michael J. Fiddelke, Jim Lee, and David L. Donlin, and each of them, are hereby appointed proxies, with power of substitution to each, to represent and to vote as designated on the reverse side of this proxy card, all shares of capital stock of Target Corporation, a Minnesota corporation, held by the undersigned on April 13, 2026, the record date for the Annual Meeting of Shareholders to be held on June 10, 2026, and at any adjournment or postponement of the meeting. This proxy card will be voted as directed, but if no direction is given it will be voted "FOR" the nominees listed in Item 1, "FOR" Items 2, 3 and 4, and "AGAINST" Items 5, 6 and 7. In addition, this proxy card will be voted in the discretion of the proxies on any other matters that may properly come before the meeting. The proxies cannot vote these shares unless you vote by Internet or telephone or unless you sign this card on the reverse side and return it. The following information applies only to participants whose shares are held in the Plan: • This proxy card or your response by Internet or telephone as described on the reverse side will constitute voting instructions to the Trustee of the Plan. In accordance with the terms of the Plan, participants are instructing the Trustee to vote as a named fiduciary under the Employee Retirement Income Security Act of 1974. • Your voting instructions will be held in the strictest confidence by the Trustee and will not be divulged or released to any person, including officers or employees of Target Corporation. If you return your proxy card but do not indicate your vote on a proposal, the Trustee is instructed to vote with the Board's recommendation, which is "FOR" the nominees listed in Item 1, "FOR" Items 2, 3 and 4, and "AGAINST" Items 5, 6 and 7. • Your voting instructions will be applied based on the proportionate interest in shares held by the Target Common Stock Fund under the Plan. If you do not return a signed proxy card or respond by Internet or telephone as described on the reverse side by 6:00 a.m. Eastern Daylight Time on June 8, 2026, the Trustee will vote the proportionate interest in the shares held by the Target Common Stock Fund in the same proportion as instructions actually received by the Trustee from
Plan participants who gave voting instructions. Instructions received by the Trustee after 6:00 a.m. Eastern Daylight Time on June 8, 2026, will not be counted. Participants whose shares are held in the Plan may not vote during the meeting.